Registration No. 33-29070

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]

                         PRE-EFFECTIVE AMENDMENT NO. ___                     [ ]

                         POST-EFFECTIVE AMENDMENT NO. 23                     [X]

                                     and/or

                             REGISTRATION STATEMENT
                    UNDER THE INVESTMENT COMPANY ACT OF 1940                 [X]

                                Amendment No. 26                             [X]

                             OCC CASH RESERVES, INC.
                             A Maryland Corporation
                  (Previously called Quest Cash Reserves, Inc.)
               (Exact Name of Registrant as Specified in Charter)

                 1345 Avenue of the Americas, New York, NY 10105
                    (Address of Principal Executive Offices)

                                 (212) 739-3000
                         (Registrant's Telephone Number)

                           Michael B. Zuckerman, Esq.
                                 OpCap Advisors
                           1345 Avenue of the Americas
                             New York, NY 10105-4800
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective:

[X]  immediately upon filing pursuant to       [ ]  on (   ) pursuant to
      paragraph (b)                                 paragraph (b)

[ ]  60 days after filing pursuant to          [ ]  on (   ) pursuant to
     paragraph (a)(1)                               paragraph (a)(1)

[ ]  75 days after filing pursuant to          [ ]  on (   ) pursuant to
     paragraph (a)(2)                               paragraph (a)(2) of Rule 485

                                                                         GENERIC
                                                                         VERSION

                             OCC CASH RESERVES, INC.
                            PROSPECTUS MARCH 15, 2002

OCC CASH RESERVES, INC. (the "Fund") is an open-end investment company with the following investment portfolios:


                                PRIMARY PORTFOLIO

                              GOVERNMENT PORTFOLIO

                           GENERAL MUNICIPAL PORTFOLIO

                         CALIFORNIA MUNICIPAL PORTFOLIO

                          NEW YORK MUNICIPAL PORTFOLIO

     The Securities and Exchange Commission has not approved or disapproved of any Portfolio's securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense. This Prospectus contains information you should know before investing, including information concerning risks. Please read it before you invest and keep for future reference.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

Risk/Return Summary .......................................................    3

Fees and Expenses of the Portfolios .......................................    7

Principal Investment Strategies and Related Risks .........................    8

Management ................................................................   12

Shareholder Information ...................................................   13

Dividends and Distributions ...............................................   15

Taxes .....................................................................   15

Distribution Plan .........................................................   15

Financial Highlights ......................................................   16

Appendix ..................................................................   17

--------------------------------------------------------------------------------
                               RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

INVESTMENT GOALS

Primary Portfolio ................ Safety of  principal,  liquidity  and maximum current income from money market securities

Government Portfolio ............. Safety of  principal,  liquidity  and maximum current income from U.S. Government money market securities

General Municipal Portfolio ...... Safety of  principal,  liquidity  and maximum current income exempt from federal income taxes from money market securities

California Municipal Portfolio ... Safety of  principal,  liquidity  and maximum current income exempt from federal and California personal income taxes from money market securities

New York Municipal Portfolio ..... Safety of  principal,  liquidity  and maximum current income exempt from federal, New York State and New York City income taxes from money market securities

The Portfolios are money market funds.

PRINCIPAL INVESTMENT STRATEGIES

     o The Primary Portfolio invests in high quality money market securities with remaining maturities of thirteen months or less, including U.S. government securities, U.S. dollar denominated certificates of deposit and bankers acceptances, domestic or foreign commercial paper and repurchase agreements. The Primary Portfolio normally invests at least 25% of its total assets in bank obligations.

     o The Government Portfolio invests in high quality U.S. government money market securities with remaining maturities of thirteen months or less. Under normal conditions, the Portfolio will invest at least 80% of the value of its net assets (plus the amount of any borrowings for investment purposes) in securities issued by the U.S. Government, its agencies and instrumentalities.

     o The General Municipal Portfolio invests in high quality municipal securities with remaining maturities of thirteen months or less, including municipal notes, short-term municipal bonds, short-term discount notes and participation interests in those securities. Under normal conditions, the Portfolio will invest at least 80% of the value of its net assets (plus the amount of any borrowings for investment purposes) in investments the income from which is exempt from federal and state taxes.

     o The California Municipal Portfolio invests in high quality municipal securities with remaining maturities of thirteen months or less that pay interest exempt from federal and California personal income taxes. Under normal conditions, the Portfolio will invest at least 80% of the value of its net assets (plus the amount of any borrowings for investment purposes) in investments the income from which is exempt from federal and California taxes.

     o The New York Municipal Portfolio invests in high quality municipal securities with remaining maturities of thirteen months or less that pay interest exempt from federal, New York State and New York City income taxes. Under normal conditions, the Portfolio will invest at least 80% of the value of its net assets (plus the amount of any borrowings for investment purposes) in investments the income from which is exempt from federal and New York State and New York City taxes.

PRINCIPAL RISKS

     An investment in any of the Portfolios is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each Portfolio seeks to preserve the value of your investment at $1.00 per share, it may not do so and, therefore, it is possible to lose money by investing in a Portfolio. A Portfolio's yield will vary with fluctuations in available market interest rates.

     Each Portfolio's net asset value, yield and total return could be affected by:

     o INTEREST RATE RISK--When interest rates rise, the value of fixed income securities falls

     o CREDIT RISK--Issuers of debt instruments cannot make principal and/or interest payments on time

     o MARKET RISK--Changes in the economy in general that cause the prices of fixed income securities to fall.

     The California Municipal Portfolio concentrates in California municipal securities and the New York Municipal Portfolio concentrates in New York municipal issuers so credit risk and market risk may be greater for these Portfolios.

BAR CHART AND PERFORMANCE TABLE

     The bar charts below show the performance of each Portfolio from year to year over the past full calendar years during the life of each Portfolio and describe the best and worst calendar quarter returns during the same periods for each Portfolio.

     The Portfolios' past performance does not necessarily indicate how each Portfolio will perform in the future.

[Data below represents bar chart in the printed piece]

   PRIMARY PORTFOLIO

    1992       3.24%
    1993       2.42%
    1994       3.47%
    1995       5.19%
    1996       4.67%
    1997       4.88%
    1998       4.85%
    1999       4.45%
    2000       5.69%
    2001       3.57%

     During the periods shown in the bar chart, the highest quarterly return was 1.47% (for the quarter ended 9/30/00) and the lowest quarterly return was 0.52% (for the quarter ended 12/31/01).

[Data below represents bar chart in the printed piece]

        GOVERNMENT PORTFOLIO

         1992         3.06%
         1993         2.25%
         1994         3.33%
         1995         5.03%
         1996         4.47%
         1997         4.63%
         1998         4.58%
         1999         4.21%
         2000         5.41%
         2001         3.25%


     During the periods shown in the bar chart, the highest quarterly return was 1.41% (for the quarter ended 9/30/00) and the lowest quarterly return was 0.43% (for the quarter ended 12/31/01).


[Data below represents bar chart in the printed piece]


     GENERAL MUNICIPAL PORTFOLIO

         1992         2.52%
         1993         1.70%
         1994         2.17%
         1995         3.12%
         1996         2.51%
         1997         2.76%
         1998         2.61%
         1999         2.32%
         2000         3.11%
         2001         1.83%

     During the periods shown in the bar chart, the highest quarterly return was 0.83% (for the quarter ended 6/30/95) and the lowest quarterly return was 0.22% (for the quarter ended 12/31/01).

[Data below represents bar chart in the printed piece]

  CALIFORNIA MUNICIPAL PORTFOLIO

        1992       2.45%
        1993       1.71%
        1994       2.12%
        1995       3.10%
        1996       2.40%
        1997       2.65%
        1998       2.35%
        1999       2.08%
        2000       2.61%
        2001       1.49%


     During the periods shown in the bar chart, the highest quarterly return was 0.82% (for the quarter ended 6/30/95) and the lowest quarterly return was 0.21% (for the quarter ended 12/31/01).


[Data below represents bar chart in the printed piece]

    NEW YORK MUNICIPAL PORTFOLIO

         1992         2.41%
         1993         1.62%
         1994         2.04%
         1995         3.09%
         1996         2.44%
         1997         2.68%
         1998         2.45%
         1999         2.19%
         2000         2.98%
         2001         1.59%

     During the periods shown in the bar chart, the highest quarterly return was 1.04% (for the quarter ended 9/30/00) and the lowest quarterly return was 0.19% (for the quarter ended 12/31/01).

     The table below shows the average annual returns for one, five and ten years of each Portfolio.

--------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001

                                                       1 YEAR      5 YEARS    10 YEARS
                                                       ------      -------    --------
Primary Portfolio. .................................    3.57%       4.69%       4.24%
Government Municipal Portfolio .....................    3.25%       4.41%       4.02%
General Municipal Portfolio. .......................    1.83%       2.52%       2.46%
California Municipal Portfolio .....................    1.49%       2.23%       2.29%
New York Municipal Portfolio .......................    1.59%       2.38%       2.35%

--------------------------------------------------------------------------------

    The Portfolios' past performance does not necessarily indicate how each Portfolio will perform in the future. For the current yield of the Portfolios, call 1-800-401-6672.

--------------------------------------------------------------------------------
                           PORTFOLIO FEES AND EXPENSES
--------------------------------------------------------------------------------

     This table describes the fees and expenses that you may pay if you buy and hold shares in the Portfolios.

SHAREHOLDER FEES--FEES YOU PAY DIRECTLY

     There are no fees or sales loads charged to your account when you buy or sell shares of a Portfolio.

ANNUAL FUND OPERATING EXPENSES--EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS

                                                                              GENERAL  CALIFORNIA  NEW YORK
                                                        PRIMARY  GOVERNMENT  MUNICIPAL  MUNICIPAL MUNICIPAL
                                                       PORTFOLIO  PORTFOLIO  PORTFOLIO  PORTFOLIO  PORTFOLIO
                                                       ---------  ---------- ---------  --------- ----------
Management Fees ....................................     .41%       .50%       .49%       .50%       .50%
12b-1 (Distribution Plan) Fees. ....................     .25%       .25%       .25%       .25%       .25%
Other Expenses. ....................................     .15%       .21%       .20%       .18%       .29%
                                                         ----       ----       ----       ----      -----
Total Annual Fund Operating Expenses. ..............     .81%       .96%       .94%       .93%      1.04%
                                                         ====       ====       ====       ====      =====
Contractual Fee Waiver(1) ..........................       --         --         --         --       .03%
Net Total Annual Fund Operating Expenses ...........     .81%       .96%       .94%       .93%      1.01%

------------------------
(1) The contractual fee waiver, which is included in the Investment Advisory Agreement for the Fund, may only be terminated pursuant to the terms of the Investment Advisory Agreement.

EXAMPLE

     This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment assuming (1) 5% annual return, (2) the Portfolios' operating expenses remain the same and (3) you redeem all of your shares at the end of the period in the table.

                                                        1 YEAR    3 YEARS  5 YEARS  10 YEARS
                                                        ------    -------  -------  -------
Primary Portfolio ...................................    $ 83      $259     $450    $1,002
Government Portfolio. ...............................      98       306      531     1,178
General Municipal Portfolio .........................      96       300      520     1,155
California Municipal Portfolio. .....................      95       296      515     1,143
New York Municipal Portfolio. .......................     103       322      558     1,236

--------------------------------------------------------------------------------
                PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS
--------------------------------------------------------------------------------

PRIMARY PORTFOLIO

Q: What is the Portfolio's investment program?

A: The  Government  Portfolio  is a  money  market  fund  that  invests  in U.S.
   dollar-denominated, short-term debt obligations with remaining maturities of 13 months or less.

Q: What types of securities does the Portfolio buy?

A: The Primary Portfolio invests in:

     o Certificates of deposit and bankers acceptances of prime quality and interest bearing time deposits issued, guaranteed or maintained at U.S. or foreign banks having total assets of $1 billion.

     o Commercial paper and participation interests in loans made by banks to corporations.

     o Obligations issued or guaranteed by the U.S. Government,  its agencies or
       instrumentalities.   These   securities   are  called   U.S.   Government
       securities.

     o Repurchase   agreements   collateralized  in  full  by  U.S.   Government
       securities.

Q: What is the credit quality of the Primary Portfolio's investments?

A: The Primary Portfolio invests at least 95% of its total assets in prime money market instruments. The term "prime" signifies securities with a credit rating in the highest category by at least two nationally recognized rating agencies or by one rating agency if the security is rated only by one or if the security is unrated, determined by OpCap Advisors LLC, the investment advisor to the Fund (the "Investment Advisor") to be equivalent to an issue having the highest rating from such a rating agency. The Primary Portfolio invests no more than 5% of its total assets in securities rated in the second highest category and not more than 1% of its total assets in any one issuer of securities rated in the second highest rating category.

Q: Are the Portfolio's investments diversified?

A: The Primary Portfolio will not invest more than 5% of its total assets in any one issuer. The Primary Portfolio expects to invest at least 25% of its total assets in bank obligations but otherwise will not invest more than 25% of its total assets in securities of issuers in any one industry. U.S. Government securities are not counted for the 5% limit on issuers or the 25% limit on any one industry.

GOVERNMENT PORTFOLIO

Q: What is the Portfolio's investment program?

A: The  Primary   Portfolio  is  a  money  market  fund  that  invests  in  U.S.
   dollar-denominated, short-term debt obligations with remaining maturities of 13 months or less.

Q: What types of securities does the Portfolio buy?

A: The Government Portfolio invests in:

     o U.S. Government securities, including direct obligations of the United States Treasury such as bills, notes and bonds; securities issued by agencies and instrumentalities established by an act of Congress that have the right to borrow from the U.S. Treasury; and securities that depend solely on the issuing instrumentality for repayment.

     o Repurchase   agreements   collateralized  in  full  by  U.S.   Government
       securities.

Q:What is the credit quality of the Government Portfolio's investments?

A:The Government  Portfolio  invests  primarily in securities issued by the U.S.
   Government, its agencies, and instrumentalities. Securities issued by the U.S. Government, such as treasury securities, are backed by the full faith and credit of the U.S. Government. Some agency securities are also backed by the full faith and credit of the U.S. Government, while others carry less formal guarantees, but are considered to have high credit qualities. Even though the U.S. Government may guarantee payment of interest and principal on some of the securities held by the Portfolio, it does not guarantee the value of the shares of the Portfolio.

GENERAL MUNICIPAL PORTFOLIO

Q: What is the Portfolio's investment program?

A: The General  Municipal  Portfolio is a money market fund that invests in U.S.
   dollar-denominated, short-term money market securities exempt from federal income taxes with remaining maturities of 13 months or less. The Portfolio can invest without limit in industrial development bonds. Interest on industrial development bonds is treated as an item of tax preference for purposes of the alternative minimum tax.

Q: What types of securities does the Portfolio buy?

A: The General Municipal Portfolio invests in the following types of municipal securities:

     o Municipal notes and short-term municipal bonds that either are secured by the issuer's pledge of its full faith and credit, including its taxing power, or are payable from the revenues of a particular facility or the proceeds of a special tax, but not from the general taxing power.

     o Lease obligations which are paid by money appropriated by the legislature on a periodic basis.

     o Industrial development bonds issued by public authorities to obtain funds for privately operated facilities.

   Under normal circumstances, the Portfolio will invest at least 80% of the value of its net assets (plus the amount of any borrowings for investment purposes) in investments the income from which is exempt from federal taxes. In times of adverse market conditions, the Portfolio may invest up to 100% of its assets in taxable money market securities.

Q: What is the credit quality of the General Municipal Portfolio's investments?

A: The General Municipal Portfolio invests in high quality money market instruments. The term "high quality" indicates securities with a credit rating in one of the two highest categories by at least two nationally recognized rating agencies or by one rating agency if the security is rated only by one or if the security is unrated, determined by the Investment Advisor to be equivalent to an issue having one of the two highest ratings from such a rating agency. The General Municipal Portfolio invests no more than 5% of its total assets in industrial revenue bonds rated in the second highest category and not more than the greater of 1% of its total assets or $1 million in any one issuer of industrial revenue bonds rated in the second highest rating category.

Q: Are the Portfolio's investments diversified?

A: The General Municipal Portfolio will not invest more than 5% of its total assets in any one issuer except that for a period of three business days, up to 25% of the Portfolio's total assets may be invested in prime quality securities of a single issuer. The term "prime" signifies securities with a credit rating in the highest category by at least two nationally recognized rating agencies or by one rating agency if the security is rated only by one or if the security is unrated, determined by the Investment Advisor to be equivalent to an issue having the highest rating from such a rating agency. The General Municipal Portfolio will not invest more than 25% of its total assets in securities of issuers located in the same state or in securities whose interest is paid from revenues of similar projects. U.S. Government securities are not counted for the 5% limit on issuers or the 25% limit on similar projects.

CALIFORNIA MUNICIPAL PORTFOLIO

Q: What is the Portfolio's investment program?

A: The California Municipal Portfolio is a money market fund that invests in U.S. dollar-denominated, short-term debt obligations exempt from federal and California personal income taxes with remaining maturities of 13 months or less. The Portfolio can invest without limit in industrial development bonds. Interest on industrial development bonds is treated as an item of tax preference for purposes of the alternative minimum tax.

Q: What types of securities does the Portfolio buy?

A: The California Municipal Portfolio invests in the following types of municipal securities:

     o Municipal notes and short-term municipal bonds that either are secured by the issuer's pledge of its full faith and credit including its taxing power, or are payable from the revenues of a particular facility or the proceeds of a special tax, but not from the general taxing power.

     o Lease obligations, the interest on which is paid by appropriations from by the legislature on a periodic basis.

     o Industrial development bonds issued by public authorities to obtain funds for privately operated facilities.

   Under normal circumstances, the Portfolio will invest at least 80% of the value of its net assets (plus the amount of any borrowings for investment purposes) in investments, the income from which is exempt from federal and California taxes. In times of adverse market conditions, the Portfolio may invest up to 100% of its assets in money market securities that may be subject to federal and/or California personal income taxes.

Q: What  is  the  credit  quality  of  the  California   Municipal   Portfolio's
   investments?

A: The California Municipal Portfolio invests in high quality money market instruments. The term "high quality" indicates securities with a credit rating in one of the two highest categories by at least two nationally recognized rating agencies or by one rating agency if the security is rated only by one or if the security is unrated, determined by the Investment Advisor to be equivalent to an issue having one of the two highest ratings from such a rating agency. The California Municipal Portfolio invests no more than 5% of its total assets in industrial revenue bonds rated in the second highest category and not more than the greater of 1% of its total assets or $1 million in any one issuer of industrial revenue bonds rated in the second highest rating category.

Q: Are the Portfolio's investments diversified?

A: The California Municipal Portfolio will not invest more than 5% of its total assets in any one issuer with respect to 75% of its total assets and will not invest more than 5% of its total assets in any one issuer that is not prime quality. The term "prime" signifies securities with a credit rating in the highest category by at least two nationally recognized rating agencies or by one rating agency if the security is rated only by one or if the security is unrated, determined by the Investment Advisor to be equivalent to an issue having the highest rating from such a rating agency. The California Municipal Portfolio will not invest more than 25% of its total assets in securities whose interest is paid from revenues of similar projects.

NEW YORK MUNICIPAL PORTFOLIO

Q: What is the Portfolio's investment program?

A: The New York Municipal  Portfolio is a money market fund that invests in U.S.
   dollar-denominated, short-term debt obligations exempt from federal, New York State and New York City income taxes with remaining maturities of 13 months or less. The Portfolio can invest without limit in industrial development bonds. Interest on industrial development bonds is treated as an item of tax preference for purposes of the alternative minimum tax.

Q: What types of securities does the Portfolio buy?

A: The New York Municipal Portfolio invests in the following types of municipal securities:

     o Municipal notes and short-term municipal bonds that either are secured by the issuer's pledge of its full faith and credit including its taxing power, or are payable from the revenues of a particular facility or the proceeds of a special tax, but not from the general taxing power.

     o Lease obligations, the interest on which is paid by appropriations from the legislature on a periodic basis.

     o Industrial development bonds issued by public authorities to obtain funds for privately operated facilities.

   Under normal circumstances, the Portfolio will invest at least 80% of the value of its net assets (plus the amount of any borrowings for investment purposes) in investments, the income from which is exempt from federal, New York State and New York City taxes. In times of adverse market conditions, the Portfolio may invest up to 100% of its assets in money market securities that may be subject to federal and/or New York personal income taxes.

Q: What is the credit quality of the New York Municipal Portfolio's investments?

A: The New York Municipal Portfolio invests in high quality money market instruments. The term "high quality" indicates securities with a credit rating in one of the two highest categories by at least two nationally recognized rating agencies or by one rating agency if the security is rated only by one or if the security is unrated, determined by the Investment Advisor to be equivalent to an issue having one of the two highest ratings from such a rating agency. The New York Municipal Portfolio invests no more than 5% of its total assets in industrial revenue bonds rated in the second highest category and not more than the greater of 1% of its total assets or $1 million in any one issuer of industrial revenue bonds rated in the second highest rating category.

Q: Are the Portfolio's investments diversified?

A: The New York Municipal Portfolio will not invest more than 5% of its total assets in any one issuer with respect to 75% of its total assets and will not invest more than 5% of its total assets in any one issuer that is not prime quality. The term "prime" signifies securities with a credit rating in the highest category by at least two nationally recognized rating agencies or by one rating agency if the security is rated only by one or if the security is unrated, determined by the Investment Advisor to be equivalent to an issue having the highest rating from such a rating agency. The New York Municipal Portfolio will not invest more than 25% of its total assets in securities whose interest is paid from revenues of similar projects.

RISKS OF THE PORTFOLIOS

Q: What are the main risks of investing in the Portfolios?

A: The Portfolios are managed to maintain a constant share price of $1.00 per share but there is no assurance of success. The U.S. Government does not guarantee or insure the shares of the Portfolios. The Portfolios limit their investments to securities that the Investment Advisor believes present minimal credit risk.

   There is always the risk that the issuer of a security held by a Portfolio will fail to pay interest or principal when due. The Investment Advisor seeks to keep this risk low by investing only in securities rated in one of the two highest categories for short-term securities or if not rated, of comparable quality.

   There is also the risk that rising interest rates will cause the value of a Portfolio's securities to decline. The short maturity of the securities held by the Portfolios reduces the potential for price fluctuation. The California Municipal Portfolio may be affected significantly by economic, regulatory or political developments affecting the liability of California issuers to pay interest or repay principal. Provisions of the California Constitution and State statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations. While California's economy is broad, it does have major concentrations in high technology, aerospace and defense-related manufacturing, trade, entertainment, real estate and financial services, and may be sensitive to economic problems affecting those industries. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers.

   The New York Municipal Portfolio may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal. Certain issuers of New York municipal bonds have experienced serious financial difficulties in recent years. A recurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations. The financial health of New York City affects that of the State, and when New York City experiences financial difficulty, it may have an adverse effect on New York municipal bonds held by the Portfolio. The growth rate of New York has recently been slower than the nation overall. The economic and financial condition of New York also may be affected by various financial, social, economic and political factors.

   The General, California and New York Municipal Portfolios invest in lease obligations which are not as liquid as other municipal obligations. The Investment Advisor reviews the following factors to determine the liquidity of a lease obligation:

     o frequency of trades and quoted prices for the obligation;

     o the number of dealers willing to purchase or sell the security and the number of other potential purchasers;

     o the willingness of dealers to undertake to make a market in the security;

     o the nature of the marketplace trades including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.

--------------------------------------------------------------------------------
                                   MANAGEMENT
--------------------------------------------------------------------------------

     The Fund's Board of Directors has hired OpCap Advisors LLC ("OpCap Advisors") to serve as the investment advisor to the Fund.

     OpCap Advisors is a subsidiary of Oppenheimer Capital, an investment advisory firm with over $36 billion of assets under management as of December 31, 2001. The mailing address is 1345 Avenue of the Americas, New York, New York 10105.

     OpCap Advisors has been in business as an investment advisor since 1987 and Oppenheimer Capital has been in business as an investment advisor since 1969.

     OpCap Advisors manages the investments of the Fund and its business affairs. Employees of Oppenheimer Capital, as well as employees of OpCap Advisors, perform these services.

     The Portfolios paid OpCap Advisors the following fees as a percentage of average net assets during the fiscal year ended November 30, 2001

     Primary Portfolio ....................    .41%
     Government Portfolio .................    .50%
     General Municipal Portfolio ..........    .49%
     California Municipal Portfolio .......    .50%
     New York Municipal Portfolio .........    .50%

--------------------------------------------------------------------------------
                             SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PRICING OF PORTFOLIO SHARES

You can buy and sell Portfolio shares without sales or redemption charges at their net asset value which is expected to be constant at $1.00. The Fund calculates net asset value per share each day that the New York Stock Exchange is open for trading at 4:00 p.m. using the amortized cost method, which approximates the current market value of the Portfolio.

PURCHASE AND REDEMPTION OF SHARES

OPENING ACCOUNTS--NEW INVESTMENTS

A. WHEN FUNDS ARE SENT BY WIRE (the wire method permits immediate credit)

      1) Telephone the Fund toll-free at 800-401-6672 during business hours. Our service representative will ask you for (a) the name of the account as you wish it to be registered, (b) the address of the account, (c) your taxpayer identification number (social security number for an individual) and (d) the name of the Portfolio in which you wish to invest. You will then be provided with an account number.

      2) Instruct your bank to wire Federal Funds (minimum $1,000) to the Fund's custodian and transfer agent (P.O. Box 8505, Boston, MA 02266) exactly as follows and precisely in the order presented:

RECEIVING BANK INFORMATION:

     State Street Bank and Trust Company
     Attn: Custody
     ABA#011000028

BENEFICIARY INFORMATION:

      BNF=OCC Cash Reserves

(SPECIFY  PRIMARY,  GOVERNMENT,  GENERAL  MUNICIPAL,   CALIFORNIA  OR  NEW  YORK
MUNICIPAL PORTFOLIO)

      AC=99043838

OTHER BENEFICIARY INFORMATION:

      OBI=OCC Cash Reserves

Shareholder account name      )       As registered
Shareholder account number    )        with the Fund

3) Mail a completed Application Form to:

   OCC Cash Reserves
   P.O. Box 8505
   Boston, MA 02266

B. WHEN FUNDS ARE SENT BY CHECK

1) Fill out an Application Form

2) Mail the completed Application Form along with your check or negotiable bank draft (minimum $1,000) payable to OCC Cash Reserves--Primary, Government, General Municipal, California Municipal or New York Municipal Portfolio, to the address in A(3) above.

SUBSEQUENT INVESTMENTS (PURCHASES)

A. INVESTMENTS BY WIRE (to obtain immediate credit)

   Instruct your bank to wire Federal Funds (minimum $100) as in A(2) above.

B. INVESTMENTS BY CHECK

   Mail your check or negotiable bank draft (minimum $100), payable to OCC Cash Reserves--Primary, Government, General Municipal, California Municipal or New York Municipal Portfolio, to the address in A(3) above. Include with the check or draft the "next investment" stub from one of your previous monthly or interim account statements. For added identification, place your Fund account number on the check or draft.

C. INVESTMENTS BY AUTOMATED CLEARING HOUSE
   (requires pre-arrangement)

   You may transfer amounts of $100 or more by Automated Clearing House ("ACH") from your bank account to your Fund account by telephoning the Fund toll-free at 800-401-6672 and talking with our service representative during business hours. When placing an order, be prepared to provide your Portfolio number (Primary-55, Government-56, General Municipal-57, California Municipal-23 and New York Municipal-24) and your account and personal identification numbers. Allow approximately two business days after your order for the money to be received by the Fund.

WITHDRAWALS (REDEMPTIONS)

A. WITHDRAWALS BY TELEPHONE

   You may transfer any amount from your Fund account to your designated bank account by telephoning the Fund toll-free at 800-401-6672 and talking with our service representative during business hours. You may order such withdrawals of $1,000 or more to be sent by wire, withdrawals of $100 or more to be sent by the ACH system, or withdrawals of any amount to be sent by check. When placing an order, be prepared to provide your Portfolio number and your account and personal identification numbers.

   For withdrawals being sent by wire: if your telephone order is received by the Fund prior to 12:00 Noon (New York time), your bank will receive the requested amount the same day; if your telephone order is received after 12:00 Noon, your bank will receive the requested amount the next business day; for ACH transfers, allow approximately two business days for the amount to be received by your bank. For transfers you order to be sent by check, the Fund will mail the check the next business day. Withdrawals by any method are made without any charge to you.

B. WITHDRAWALS BY CHECKWRITING

   Under the Fund's Regular Checkwriting Service, you may write checks made payable to any payee. There are no separate charges for regular checkwriting. The Fund's agent for all checkwriting services, State Street Bank, will impose its normal charges for checks which are returned unpaid because of insufficient funds or for checks upon which you have placed a stop order. To establish checkwriting, you must fill out the Signature Card which is with the Application Form. If you wish to establish this checkwriting service subsequent to the opening of your Fund Account, contact the Fund by telephone or mail. The checkwriting service enables you to receive the daily dividends declared on the shares to be redeemed until the day that your check is presented to State Street Bank for payment.

   You cannot close out your account by checkwriting, however, because your shares continue to earn dividends and fluctuate in value until the check is presented for payment.

C. WITHDRAWALS BY MAIL

   You may withdraw any amount from your account at any time by mail. Written orders for withdrawals should be mailed to OCC Cash Reserves, P.O. Box 8505 Boston, MA 02266. Such orders must include the account name as registered with the Fund and the account number. All written orders for redemption must be signed by all owners of the account with the signatures guaranteed by an eligible guarantor.

REDEMPTIONS OVER $250,000

     If in any 90 day period, you redeem more than $250,000 or your sale amounts to more than 1% of a Portfolio's net assets, the Portfolio has the right to pay the difference between the redemption amount and the lesser of $250,000 or 1% of the Portfolio's net assets with securities from the Portfolio.

OBTAINING AN APPLICATION FORM--ASSISTANCE

     If you wish to obtain an Application Form, or if you have any questions about the Form, purchasing shares, or other Fund procedures, please telephone the Fund toll-free at 800-401-6672 during business hours.

     If your account with the Fund is to be maintained through a brokerage firm or other institution, do not fill out the Application Form or the Signature Card. Instead, contact your account representative at such institution. Institutions may charge a fee for providing such assistance.

--------------------------------------------------------------------------------
                           DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

     Net investment income is accrued daily and paid into shareholders accounts monthly. Dividends are automatically reinvested in additional shares unless the Fund receives different instructions from you.

--------------------------------------------------------------------------------
                                      TAXES
--------------------------------------------------------------------------------

     In January of each year you will be sent a statement indicating the tax status of any dividends paid to you for the previous calendar year. Since the Portfolios are managed to maintain a constant share price, we do not expect the Portfolios to make significant capital gain distributions.

     It is anticipated that at least 80% of the annual income excluding capital gains of the General Municipal Portfolio, the California Municipal Portfolio and the New York Municipal Portfolios will be exempt from federal income taxes (including the alternative minimum tax) and from California income taxes in the case of the California Municipal Portfolio and from New York State and New York City income taxes in the case of the New York Municipal Portfolio. The General Municipal Portfolio, the California Municipal Portfolio and the New York Municipal Portfolio can invest in industrial development bonds and other private activity bonds. As a result, a portion of the distributions from those Portfolios may be treated as a tax preference item for shareholders subject to the alternative minimum tax. This tax information is general. You should consult your tax adviser with respect to your tax situation.

--------------------------------------------------------------------------------
                                DISTRIBUTION PLAN
--------------------------------------------------------------------------------

     The Fund has adopted a Distribution Assistance and Administrative Services Plan that allows each Portfolio to pay OCC Distributors LLC .25 of 1% of the Portfolio's average daily net assets. OCC Distributors LLC pays these fees to broker-dealers, banks and other financial institutions for distribution assistance and for administrative services provided to shareholders. Because these fees are paid out of a Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges. OpCap Advisors may also make payments reasonably designed to finance the distribution of shares out of its own resources, including, but not limited to, any profits derived under the Advisory Agreement with the Fund.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)
--------------------------------------------------------------------------------

     The financial highlights table is intended to help you understand the Portfolios' financial performance for the past five years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Portfolios' financial statements, are included in the Fund's Statement of Additional Information, which is available upon request.

                                                                                            DIVIDENDS AND
                                              INCOME FROM OPERATIONS                        DISTRIBUTIONS
                                  -------------------------------------------- --------------------------------------
                                                                                             DISTRIBUTIONS
                                                                                                   TO        TOTAL
                                                            NET                DIVIDENDS TO      SHARE-    DIVIDENDS
                                  NET ASSET              REALIZED      TOTAL   SHAREHOLDERS     HOLDERS       AND
                                    VALUE,       NET    GAIN (LOSS)   INCOME     FROM NET      FROM NET  DISTRIBUTIONS
                                  BEGINNING  INVESTMENT     ON         FROM     INVESTMENT     REALIZED        TO
                                   OF YEAR     INCOME   INVESTMENTS  OPERATIONS   INCOME        GAINS    SHAREHOLDERS
PRIMARY PORTFOLIO:
YEAR ENDED NOVEMBER 30,
  2001 .........................    $1.00      $0.04      $0.00        $0.04      $(0.04)          --       $(0.04)
  2000 .........................     1.00       0.06      (0.00)        0.06       (0.06)      $(0.00)       (0.06)
  1999 .........................     1.00       0.04       0.00         0.04       (0.04)          --        (0.04)
  1998 .........................     1.00       0.05       0.00         0.05       (0.05)          --        (0.05)
  1997 .........................     1.00       0.05      (0.00)        0.05       (0.05)          --        (0.05)
GOVERNMENT PORTFOLIO:
YEAR ENDED NOVEMBER 30,
  2001 .........................    $1.00      $0.04      $0.00        $0.04      $(0.04)      $(0.00)      $(0.04)
  2000 .........................     1.00       0.05       0.00         0.05       (0.05)       (0.00)       (0.05)
  1999 .........................     1.00       0.04       0.00         0.04       (0.04)          --        (0.04)
  1998 .........................     1.00       0.05       0.00         0.05       (0.05)          --        (0.05)
  1997 .........................     1.00       0.05       0.00         0.05       (0.05)          --        (0.05)
GENERAL MUNICIPAL PORTFOLIO:
YEAR ENDED, NOVEMBER 30,
  2001 .........................    $1.00      $0.02         --        $0.02      $(0.02)          --       $(0.02)
  2000 .........................     1.00       0.03     $(0.00)        0.03       (0.03)          --        (0.03)
  1999 .........................     1.00       0.02      (0.00)        0.02       (0.02)          --        (0.02)
  1998 .........................     1.00       0.03      (0.00)        0.03       (0.03)          --        (0.03)
  1997 .........................     1.00       0.03      (0.00)        0.03       (0.03)          --        (0.03)
CALIFORNIA MUNICIPAL PORTFOLIO:
YEAR ENDED NOVEMBER 30,
  2001 .........................    $1.00      $0.02         --        $0.02      $(0.02)          --       $(0.02)
  2000 .........................     1.00       0.03         --         0.03       (0.03)          --        (0.03)
  1999 .........................     1.00       0.02         --         0.02       (0.02)          --        (0.02)
  1998 .........................     1.00       0.02         --         0.02       (0.02)          --        (0.02)
  1997 .........................     1.00       0.03     $(0.00)        0.03       (0.03)          --        (0.03)
NEW YORK MUNICIPAL PORTFOLIO:
YEAR ENDED NOVEMBER 30,
  2001 .........................    $1.00      $0.02     $ 0.00        $0.02      $(0.02)          --       $(0.02)
  2000 .........................     1.00       0.03       0.00         0.03       (0.03)          --        (0.03)
  1999 .........................     1.00       0.02       0.00         0.02       (0.02)          --        (0.02)
  1998 .........................     1.00       0.03         --         0.03       (0.03)          --        (0.03)
  1997 .........................     1.00       0.03      (0.00)        0.03       (0.03)          --        (0.03)

                                  RATIOS TO AVERAGE
                                      NET ASSETS
                                 ---------------------



NET ASSET           NET ASSETS,
  VALUE,              END OF                     NET
  END OF     TOTAL      YEAR                 INVESTMENT
   YEAR    RETURN(1) (MILLIONS)   EXPENSES(2)  INCOME


   $1.00     3.93%   $3,039.5       0.81%        3.84%
    1.00     5.64     2,612.9       0.82         5.49
    1.00     4.41     2,463.3       0.82         4.32
    1.00     4.90     2,572.4       0.83         4.78
    1.00     4.85     2,166.6       0.85         4.75


   $1.00     3.61%     $107.4       0.96%        3.48%
    1.00     5.34        72.8       0.99         5.21
    1.00     4.17        84.0       0.95         4.09
    1.00     4.63       112.1       0.98(3)      4.53(3)
    1.00     4.60       100.0       0.98(3)      4.51(3)


   $1.00     2.05%     $109.3       0.94%        2.07%
    1.00     3.06       123.1       0.97         3.00
    1.00     2.29       120.0       0.93         2.26
    1.00     2.66       171.8       0.92         2.62
    1.00     2.74       137.0       0.96         2.70


   $1.00 1   .67%       $65.3       0.93%        1.66%
    1.00     2.58        75.2       0.94         2.56
    1.00     2.06        66.5       0.91         2.03
    1.00     2.39        70.4       0.95         2.36
    1.00     2.68        55.7       0.90(4)      2.64(4)


   $1.00     1.80%      $68.6       1.01%(5)     1.74%(5)
    1.00     2.94        58.6       1.01(5)      2.89(5)
    1.00     2.16        55.3       0.96         2.11
    1.00     2.50        84.1       0.98         2.46
    1.00     2.66        73.2       0.98(5)      2.63(5)

-------------------
(1)  Assumes reinvestment of all dividends and distributions.

(2) Inclusive of expenses offset by earnings credits.

(3) During the fiscal years indicated above, the Investment Adviser waived a portion of its fees. If such waivers had not been in effect, the ratios of expenses to average net assets and the ratios of net investment income to average net assets would have been 0.99% and 4.52%, respectively, for the year ended November 30, 1998 and 0.99% and 4.50%, respectively, for the year ended November 30, 1997.

(4) During the fiscal year ended November 30, 1997, the Investment Adviser waived a portion of its fee. If such waiver had not been in effect, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 0.96% and 2.58%, respectively.

(5) During the fiscal years indicated above, the Investment Adviser waived a portion of its fees. If such waivers had not been in effect, the ratios of expenses to average net assets and the ratios of net investment income to average net assets would have been 1.04% and 1.70% respectively, for the year ended November 30, 2001, 1.03% and 2.86%, respectively, for the year ended November 30, 2000, and 0.99% and 2.62%, respectively, for the year ended November 30, 1997.

--------------------------------------------------------------------------------
                                    APPENDIX
--------------------------------------------------------------------------------

     THE FOLLOWING ARE DESCRIPTIONS OF CERTAIN TYPES OF SECURITIES IN WHICH THE INVESTMENT ADVISER MAY INVEST ASSETS OF THE PORTFOLIOS.

PRIMARY PORTFOLIO:

     CERTIFICATES OF DEPOSIT

     Receipts for funds deposited at banks that guarantee a fixed interest rate over a specified time period.

     COMMERCIAL PAPER

     Unsecured promissory notes that corporations issue to finance current operations and other expenditures.

     REPURCHASE AGREEMENTS

     Contracts that require one party to repurchase securities at a fixed price on a designated date.

     BANKER'S ACCEPTANCES

     Bank-issued commitments to pay for merchandise sold in the import/export market.

GENERAL MUNICIPAL, CALIFORNIA MUNICIPAL AND NEW YORK MUNICIPAL PORTFOLIOS:

     VARIABLE RATE OBLIGATIONS

     Interest rates are adjusted periodically to market rates. Value of these securities is less affected by changes in interest rates than fixed coupon securities.

     PUT BONDS

     Tax-exempt securities which may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity.

     MUNICIPAL LEASE OBLIGATIONS

     Some lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for the purchase on a yearly basis.

     The Investment Advisor will attempt to invest at least 90% of each Portfolio's net assets in securities that are liquid which means securities that can be disposed of in the ordinary course of business, seven days or less, at approximately the value at which the Portfolio has valued the securities. The Investment Advisor may invest up to 10% of each Portfolio's net assets in securities we believe are illiquid. In determining the liquidity of a lease obligation we consider these factors: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential purchases; (3) the willingness of dealers to make a market in the obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.

                      [This page intentionally left blank]

--------------------------------------------------------------------------------
                             OCC CASH RESERVES, INC.
                                 PRIVACY POLICY
--------------------------------------------------------------------------------

     We consider customer privacy to be a fundamental aspect of our relationship with clients. We are committed to maintaining the confidentiality, integrity, and security of our current, prospective and former clients' personal information. We have developed policies designed to protect this confidentiality, while allowing client needs to be served.

     In the course of providing you with products and services, we may obtain non-public personal information about you. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

     We do not disclose any personal or account information provided by you or gathered by us to non-affiliated third parties, except as required or permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on client satisfaction, and gathering shareholder proxies. We may also retain non-affiliated companies to market our products and enter in joint marketing agreements with other companies. These companies may have access to your personal and account information, but are permitted to use the information solely to provide the specific service or as otherwise permitted by law. We may also provide your personal and account information to your brokerage or financial advisory firm and/or to your financial adviser or consultant.

     We do reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect our rights or property, or upon reasonable request by any mutual fund in which you have chosen to invest. In addition, we may disclose information about you or your accounts to a non-affiliated third party at your request or if you consent in writing to the disclosure.

     We may share client information with our affiliates in connection with servicing your account or to provide you with information about products and services that we believe may be of interest to you. The information we share may include, for example, your participation in our mutual funds or other investment programs, your ownership of certain types of accounts (such as IRAs), or other data about your accounts. Our affiliates, in turn, are not permitted to share your information with non-affiliated entities, except as required or permitted by law.

     We take seriously the obligation to safeguard your non-public personal information. We have implemented procedures designed to restrict access to your non-public personal information to our personnel who need to know that information to provide products or services to you. To guard your non-public personal information, physical, electronic, and procedural safeguards are in place.

                              ADOPTED JUNE 12, 2001

     For investors who want more information about the Portfolios, the following documents are available free upon request:

     ANNUAL/SEMI-ANNUAL REPORTS:Additional information about the Portfolios' investments is available in the Portfolios' annual and semi-annual reports to shareholders. In each Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

     STATEMENT OF ADDITIONAL INFORMATION (SAI):The SAI provides more detailed information about the Portfolios and is incorporated into this prospectus by reference.

     The SAI and the Portfolios' annual and semi-annual reports are available without charge upon request to your broker or by calling the Fund at 1-800-401-6672.

     You can review and copy the Portfolios' reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

     After paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing to or calling the Public Reference Room of the Commission, Washington, D.C. 20549-0102

     Telephone: 1-202-942-8090

     Free from the EDGAR Database on the Commission's Internet website at http://www.sec.gov.


================================================================================

                               OCC CASH RESERVES

================================================================================

o  Primary Portfolio
o  Government Portfolio
o  General Municipal Portfolio
o  California Municipal Portfolio
o  New York Municipal Portfolio




(Investment Company Act file no. 811-05731)



PROSPECTUS

March 15, 2002

                                                                         UNIFIED
                                                                         VERSION

                             OCC CASH RESERVES, INC.
                            PROSPECTUS MARCH 15, 2002


     OCC CASH RESERVES, INC. is an open-end investment company with the following investment portfolios:



                                PRIMARY PORTFOLIO

                              GOVERNMENT PORTFOLIO

                           GENERAL MUNICIPAL PORTFOLIO

     The Securities and Exchange Commission has not approved or disapproved any Portfolio's securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense. This Prospectus contains information you should know before investing, including information concerning risks. Please read it before you invest and keep it for future reference.

                                TABLE OF CONTENTS
                                                                        PAGE
                                                                        ----

Risk/Return Summary ..................................................   3

Fees and Expenses of the Portfolios ..................................   6

Principal Investment Strategies and Related Risks ....................   6

Management ...........................................................   9

Shareholder Information ..............................................   9

Dividends and Distributions ..........................................  11

Taxes ................................................................  12

Distribution Plan ....................................................  12

Financial Highlights. ................................................  13

Appendix. ............................................................  14

--------------------------------------------------------------------------------
                               RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

INVESTMENT GOALS

Primary Portfolio. ............... Safety of principal,  liquidity and maximum current income from money market securities

Government Portfolio ............. Safety of principal,  liquidity and maximum current income from
                                   U.S. Government money market securities

General Municipal Portfolio ...... Safety of  principal,  liquidity  and  maximum  current  income exempt from federal income taxes from money market securities

The Portfolios are money market funds.

PRINCIPAL INVESTMENT STRATEGIES

     o The Primary Portfolio invests in high quality money market securities with remaining maturities of thirteen months or less, including U.S. government securities, U.S. dollar denominated certificates of deposit and bankers acceptances, domestic or foreign commercial paper and repurchase agreements. The Primary Portfolio normally invests at least 25% of its total assets in bank obligations.

     o The Government Portfolio invests in high quality U.S. government money market securities with remaining maturities of thirteen months or less. Under normal conditions, the Portfolio will invest at least 80% of the value of its net assets (plus the amount of any borrowings for investment purposes) in securities issued by the U.S. Government, its agencies and instrumentalities.

     o The General Municipal Portfolio invests in high quality municipal securities with remaining maturities of thirteen months or less, including municipal notes, short-term municipal bonds, short-term discount notes and participation interests in those securities. Under normal conditions, the Portfolio will invest at least 80% of the value of its net assets (plus the amount of any borrowings for investment purposes) in investments the income from which is exempt from federal and state taxes.

PRINCIPAL RISKS

     An investment in any of the Portfolios is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each Portfolio seeks to preserve the value of your investment at $1.00 per share, it may not do so and, therefore, it is possible to lose money by investing in a Portfolio. A Portfolio's yield will vary with fluctuations in available market interest rates.

     Each Portfolio's net asset value, yield and total return could be affected by:

     o INTEREST RATE RISK--When interest rates rise, the value of fixed income securities falls.

     o CREDIT RISK--Issuers of debt instruments cannot make principal and/or interest payments on time

     o MARKET RISK--Changes in the economy in general that cause the prices of fixed income securities to fall.

BAR CHART AND PERFORMANCE TABLE

     The bar charts below show the performance of each Portfolio from year to year over the past full calendar years during the life of each Portfolio and describe the best and worst calendar quarter returns during the same periods for each Portfolio.

     The Portfolios' past performance does not necessarily indicate how each Portfolio will perform in the future.

[Data below represents bar chart in printed piece.]

                               PRIMARY PORTFOLIO

 1992    1993   1994    1995   1996   1997     1998  1999   2000   2001
-----   -----  -----   -----  -----   -----   -----  -----  -----  -----
3.24%   2.42%  3.47%   5.19%  4.67%   4.88%   4.85%  4.45%  5.69%  3.57%

     During the periods shown in the bar chart, the highest quarterly return was 1.47% (for the quarter ended 9/30/00) and the lowest quarterly return was 0.52% (for the quarter ended 12/31/01).

[Data below represents bar chart in printed piece.]

                              GOVERNMENT PORTFOLIO

 1992    1993   1994    1995   1996   1997     1998  1999   2000   2001
-----   -----  -----   -----  -----   -----   -----  -----  -----  -----
3.06%   2.25%  3.33%   5.03%  4.47%   4.63%   4.58%  4.21%  5.41%  3.25%

     During the periods shown in the bar chart, the highest quarterly return was 1.41% (for the quarter ended 9/30/00) and the lowest quarterly return was 0.43% (for the quarter ended 12/31/01).

[Data below represents bar chart in printed piece.]

                           GENERAL MUNICIPAL PORTFOLIO

 1992    1993   1994    1995   1996   1997     1998  1999   2000   2001
-----   -----  -----   -----  -----   -----   -----  -----  -----  -----
2.52%   1.70%  2.17%   3.12%  2.51%   2.76%   2.61%  2.32%  3.11%  1.83%

     During the periods shown in the bar chart, the highest quarterly return was 0.83% (for the quarter ended 6/30/95) and the lowest quarterly return was 0.22% (for the quarter ended 12/31/01).

     The table below shows the average annual returns for one, five and ten years of each Portfolio.


--------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2002

                                             1 YEAR      5 YEARS      10 YEARS
`                                            ------      -------      --------

  Primary Portfolio. ......................   3.57%       4.69%        4.24%
  Government Municipal Portfolio ..........   3.25%       4.41%        4.02%
  General Municipal Portfolio. ............   1.83%       2.52%        2.46%
--------------------------------------------------------------------------------

     The Portfolios' past performance does not necessarily indicate how each Portfolio will perform in the future. For the current yield of the Portfolios, call 1-800-401-6672.

                       FEES AND EXPENSES OF THE PORTFOLIOS

     This table describes the fees and expenses that you may pay if you buy and hold shares in the Portfolios.

SHAREHOLDER FEES--FEES YOU PAY DIRECTLY

     There are no fees or sales loads charged to your account when you buy or sell shares of a Portfolio.

ANNUAL FUND OPERATING EXPENSES--EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS

                                                                        GENERAL
                                               PRIMARY    GOVERNMENT   MUNICIPAL
                                              PORTFOLIO    PORTFOLIO   PORTFOLIO
                                                -----       -------      -----
Management Fees .............................    .41%         .50%        .49%
12b-1 (Distribution Plan) Fees ..............    .25%         .25%        .25%
Other Expenses ..............................    .15%         .21%        .20%
                                                 ----         ----        ----

Total Annual Fund Operating Expenses ........    .81%         .96%        .94%
                                                 ====         ====        ====
Contractual Fee Waiver(1) ...................      --           --          --
Net Total Annual Fund Operating Expenses ....    .81%         .96%        .94%

----------
(1) The contractual fee waiver, which is included in the Investment Advisory Agreement for the Fund, may only be terminated pursuant to the terms of the Investment Advisory Agreement.

EXAMPLE

     This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment assuming (1) 5% annual return, (2) the Portfolios' operating expenses remain the same and (3) you redeem all of your shares at the end of the period in the table.

                                          1 YEAR    3 YEARS  5 YEARS  10 YEARS
                                          ------    -------  -------  --------

Primary Portfolio .......................   $83       $259     $450    $1,002
Government Portfolio. ...................    98        306      531     1,178
General Municipal Portfolio .............    96        300      520     1,155

--------------------------------------------------------------------------------
                PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS
--------------------------------------------------------------------------------

PRIMARY PORTFOLIO

Q What is the Portfolio's investment program?

A The  Primary   Portfolio   is  a  money  market  fund  that  invests  in  U.S.
  dollar-denominated, short-term debt obligations with remaining maturities of 13 months or less.

Q What types of securities does the Portfolio buy?

A The Primary Portfolio invests in:

     o Certificates of deposit and bankers acceptances of prime quality and interest bearing time deposits issued, guaranteed or maintained at U.S. or foreign banks having total assets of $1 billion.

     o Commercial paper and participation interests in loans made by banks to corporations.

     o Obligations issued or guaranteed by the U.S. Government,  its agencies or
       instrumentalities.   These   securities   are  called   U.S.   Government
       securities.

     o Repurchase   agreements   collateralized  in  full  by  U.S.   Government
       securities.

Q What is the credit quality of the Primary Portfolio's investments?

A The Primary Portfolio invests at least 95% of its total assets in prime money market instruments. The term "prime" signifies securities with a credit rating in the highest category by at least two nationally recognized rating agencies or by one rating agency if the security is rated only by one or if the security is unrated, determined by OpCap Advisors LLC, the investment advisor to the Fund (the "Investment Advisor") to be equivalent to an issue having the highest rating from such a rating agency. The Primary Portfolio invests no more than 5% of its total assets in securities rated in the second highest category and not more than 1% of its total assets in any one issuer of securities rated in the second highest rating category.

Q Are the Portfolio's investments diversified?

A The Primary Portfolio will not invest more than 5% of its total assets in any one issuer. The Primary Portfolio expects to invest at least 25% of its total assets in bank obligations but otherwise will not invest more than 25% of its total assets in securities of issuers in any one industry. U.S. Government securities are not counted for the 5% limit on issuers or the 25% limit on any one industry.

GOVERNMENT PORTFOLIO

Q What is the Portfolio's investment program?

A The  Government  Portfolio  is a  money  market  fund  that  invests  in  U.S.
  dollar-denominated, short-term debt obligations with remaining maturities of 13 months or less.

Q What types of securities does the Portfolio buy?

A The Government Portfolio invests in:

     o U.S. Government securities, including direct obligations of the United States Treasury such as bills, notes and bonds; securities issued by agencies and instrumentalities established by an act of Congress that have the right to borrow from the U.S. Treasury; and securities that depend solely on the issuing instrumentality for repayment.

     o Repurchase   agreements    collateralized  in  full  by  U.S.  Government
       securities.

Q What is the credit quality of the Government Portfolio's investments?

A The Government  Portfolio  invests  primarily in securities issued by the U.S.
  Government, its vagencies, and instrumentalities. Securities issued by the U.S. Government, such as treasury securities, are backed by the full faith and credit of the U.S. Government. Some agency securities are also backed by the full faith and credit of the U.S. Government, while others carry less formal guarantees, but are considered to have high credit qualities. Even though the U.S. Government may guarantee payment of interest and principal on some of the securities held by the Portfolio, it does not guarantee the value of the shares of the Portfolio.

GENERAL MUNICIPAL PORTFOLIO

Q What is the Portfolio's investment program?

A The General  Municipal  Portfolio  is a money market fund that invests in U.S.
  dollar-denominated, short-term money market securities exempt from federal income taxes with remaining maturities of 13 months or less. The Portfolio can invest without limit in industrial development bonds. Interest on industrial development bonds is treated as an item of tax preference for purposes of the alternative minimum tax.

Q What types of securities does the Portfolio buy?

A The General Municipal Portfolio invests in the following types of municipal securities:

     o Municipal notes and short-term municipal bonds that either are secured by the issuer's pledge of its full faith and credit, including its taxing power, or are payable from the revenues of a particular facility or the proceeds of a special tax, but not from the general taxing power.

     o Lease obligations which are paid by money appropriated by the legislature on a periodic basis.

     o Industrial development bonds issued by public authorities to obtain funds for privately operated facilities.

   Under normal circumstances, the Portfolio will invest at least 80% of the value of its net assets (plus the amount of any borrowings for investment purposes) in investments the income from which is exempt from federal taxes. In times of adverse market conditions, the Portfolio may invest up to 100% of its assets in taxable money market securities.

Q What is the credit quality of the General Municipal Portfolio's investments?

A The  General  Municipal   Portfolio  invests  in  high  quality  money  market
  instruments. The term "high quality" indicates securities with a credit rating in one of the two highest categories by at least two nationally recognized rating agencies or by one rating agency if the security is rated only by one or if the security is unrated, determined by the Investment Advisor to be equivalent to an issue having one of the two highest ratings from such a rating agency. The General Municipal Portfolio invests no more than 5% of its total assets in industrial revenue bonds rated in the second highest category and not more than the greater of 1% of its total assets or $1 million in any one issuer of industrial revenue bonds rated in the second highest rating category.

Q Are the Portfolio's investments diversified?

A The General Municipal Portfolio will not invest more than 5% of its total assets in any one issuer except that for a period of three business days, up to 25% of the Portfolio's total assets may be invested in prime quality securities of a single issuer. The term "prime" signifies securities with a credit rating in the highest category by at least two established rating agencies or by one rating agency if the security is rated only by one or if the security is unrated, determined by the Investment Advisor to be equivalent to an issue having the highest rating from such a rating agency. The General Municipal Portfolio will not invest more than 25% of its total assets in securities of issuers located in the same state or in securities whose interest is paid from revenues of similar projects. U.S. Government securities are not counted for the 5% limit on issuers or the 25% limit on similar projects.

RISKS OF THE PORTFOLIOS

Q What are the main risks of investing in the Portfolios?

A The Portfolios are managed to maintain a constant share price of $1.00 per share but there is no assurance of success. The U.S. Government does not guarantee or insure the shares of the Portfolios. The Portfolios limit their investments to securities that the Investment Advisor believes present minimal credit risk.

  There is always the risk that the issuer of a security held by a Portfolio will fail to pay interest or principal when due. The Investment Advisor seeks to keep this risk low by investing only in securities rated in one of the two highest categories for short-term securities or if not rated, of comparable quality.

  There is also the risk that rising interest rates will cause the value of a Portfolio's securities to decline. The short maturity of the securities held by the Portfolios reduces the potential for price fluctuation.

  The General Portfolio invests in lease obligations which are not as liquid as other municipal obligations. The Investment Advisor reviews the following factors to determine the liquidity of a lease obligation:

     o frequency of trades and quoted prices for the obligation;

     o the number of dealers willing to purchase or sell the security and the number of other potential purchasers;

     o the willingness of dealers to undertake to make a market in the security;

     o the nature of the marketplace trades including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.

--------------------------------------------------------------------------------
                                   MANAGEMENT
--------------------------------------------------------------------------------

     The Fund's Board of Directors has hired OpCap Advisors LLC ("OpCap Advisors") to serve as the investment advisor to the Fund.

     OpCap Advisors is a subsidiary of Oppenheimer Capital, an investment advisory firm with over $36 billion of assets under management as of December 31, 2001. The mailing address is 1345 Avenue of the Americas, New York, New York 10105.

     OpCap Advisors has been in business as an investment advisor since 1987 and Oppenheimer Capital has been in business as an investment advisor since 1969.

     OpCap Advisors manages the investments of the Fund and its business affairs. Employees of Oppenheimer Capital, as well as employees of OpCap Advisors, perform these services.

     The Portfolios paid OpCap Advisors the following fees as a percentage of average net assets during the fiscal year ended November 30, 2001:

     Primary Portfolio. ................       .41%
     Government Portfolio ..............       .50%
     General Municipal Portfolio. ......       .49%

--------------------------------------------------------------------------------
                             SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PRICING OF PORTFOLIO SHARES

     You can buy and sell Portfolio shares without sales or redemption charges at their net asset value which is expected to be constant at $1.00. The Fund calculates net asset value per share each day that the New York Stock Exchange is open for trading at 4:00 p.m. using the amortized cost method, which approximates the current market value of the Portfolio.

PURCHASE AND REDEMPTION OF SHARES

SHAREHOLDER SERVICING AGENT

     Unified  Fund  Services,   Inc.   (800-UMC-FUND   (800-862-3863))   is  the
shareholder servicing agent for

     o former shareholders of the AMA Family of Funds

     o clients of 225 Liberty Street Advisors, L.P.

     o former shareholders of the Unified Funds and Liquid Green Trust

     o accounts that participated or participate in a retirement plan for which Unified Fund Services, Inc. acts as a custodian or trustee

     o accounts for which Unified Fund Services, Inc. is the broker or dealer

OPENING ACCOUNTS--NEW INVESTMENTS

A. WHEN FUNDS ARE SENT BY WIRE (the wire method permits immediate credit)

   1) Telephone Unified toll-free at 800-UMC-FUND (800-862-3863) during business hours. A service representative will ask you for (a) the name of the account as you wish it to be registered, (b) the address of the account,
      (c) your taxpayer identification number (social security number for an individual) and (d) the name of the Portfolio in which you wish to invest. You will then be provided with an account number.

   2) Instruct your bank to wire Federal Funds (see minimum below) to the Fund's custodian and transfer agent (P.O. Box 8505, Boston, MA 02266) exactly as follows and precisely in the order presented:

RECEIVING BANK INFORMATION:

     Fifth Third Bank (Cincinnati, OH)
     ABA#42000314

BENEFICIARY INFORMATION:

     BNF=OCC Cash Reserves

(SPECIFY PRIMARY, GOVERNMENT, OR GENERAL MUNICIPAL)

     AC=715754485

OTHER BENEFICIARY INFORMATION:

     OBI=OCC Cash Reserves

Shareholder account name     )   As registered
Shareholder account number   )   with the Fund

     There is a $1,000 minimum to open a new account, except that there is no minimum for opening Individual Retirement Accounts or other retirement plans.

   3) Mail a completed Application Form to:

      Unified Fund Services Inc.
      P.O. Box 6110
      Indianapolis, IN 46206-6110

   For other than U.S. Postal Service mail:

      Unified Fund Services, Inc.
      31 North Pennsylvania Street
      Indianapolis, IN 46204-1806

B. WHEN FUNDS ARE SENT BY CHECK

   1) Complete the New Account Application

   2) Mail the completed Application Form along with your check or negotiable bank draft (minimum $1,000) payable to OCC Cash Reserves--Primary, Government, or General Portfolio, to the address in A(3) above.

C. BY EXCHANGE

   1) By Mail--Send a written request to the address in A93) above. Sign the request exactly as your name appears on the account registration. (For joint accounts, all owners must sign.) Be certain your request meets the minimum for a new account and that the amount remaining in the Fund from which you are exchanging also exceeds its minimum.

   2) By Telephone--Call Unified at 800-UMC-FUND (800-862-3863).

SUBSEQUENT INVESTMENTS (PURCHASES)

A. INVESTMENTS BY WIRE (to obtain immediate credit)

   Instruct your bank to wire Federal Funds (minimum $1000) as in A(2) above.

B. INVESTMENTS BY CHECK

   Mail your check or negotiable bank draft
   (minimum $100), payable to OCC Cash Reserves--Primary, Government, or General Municipal, to the address in A(3) above. Include your account name, account number and portfolio name on the front of your check, money order or draft.

C.  BY EXCHANGE

   Follow instructions under C, above. There is no minimum for systematic exchanges established for dollar cost averaging purposes.

WITHDRAWALS (REDEMPTIONS)

     Follow instructions under C, above. There is no minimum for systematic exchanges established for dollar cost averaging purposes.

     Telephone Unified toll-free at 800-UMC-FUND (800-862-3863) or at 317-917-7000, ext. 8157 (not toll-free) and place your redemption request with a service representative. You may request that your redemption proceeds be sent via wire or ACH to your previously designated bank account or that a check be mailed to you. Wires will be sent to your bank and checks will be mailed to you on the next Indiana business day following receipt of your request. Unified may charge a fee for wire redemptions. Monies sent via ACH take approximately tow business days to reach your bank.

B.  WITHDRAWALS BY CHECKWRITING

     Under the Fund's Regular Checkwriting Service, you may write checks made payable to any payee. The checkwriting service enables you to receive the daily dividends declared on the shares to be redeemed until the day that your check is presented for payment.

     Please do not use the checkwriting service to close out your OCC account, as the balance of your account will continue to increase via daily dividends until the check is presented for payment. Unified reserves the right to impose a charge for certain check services such as checks returned unpaid for insufficient funds or for checks on which you have placed a stop order.

C.  WITHDRAWALS BY MAIL

     Submit a written request for any amount to Unified at the address in A(3) above. Include your account name as registered and your account number. Sign the request exactly as your name appears on the registration. (For joint accounts, all owners must sign.)

REDEMPTIONS OVER $250,000

     If in any 90 day period, you redeem more than $250,000 or your sale amounts to more than 1% of a Portfolio's net assets, the Portfolio has the right to pay the difference between the redemption amount and the lesser of $250,000 or 1% of the Portfolio's net assets with securities from the Portfolio.

OBTAINING AN APPLICATION FORM--ASSISTANCE

     If you wish to obtain an Application Form, or if you have any questions about the Form, purchasing shares, or other Fund procedures, please telephone Unified toll-free at 800-UMC-FUND (800-862-3863) during business hours.

     If your account with the Fund is to be maintained through a brokerage firm or other institution, do not fill out the Application Form or the Signature Card. Instead, contact your account representative at such institution. Institutions may charge a fee for providing such assistance.
     with the Fund

--------------------------------------------------------------------------------
                           DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

     Net investment income is accrued daily and paid into shareholders accounts monthly. Dividends are automatically reinvested in additional shares unless the Fund receives different instructions from you.

--------------------------------------------------------------------------------
                                      TAXES
--------------------------------------------------------------------------------

     In January of each year you will be sent a statement indicating the tax status of any dividends paid to you for the previous calendar year. Since the Portfolios are managed to maintain a constant share price, we do not expect the Portfolios to make significant capital gain distributions.

     It is anticipated that at least 80% of the annual income excluding capital gains of the General Municipal Portfolio, Portfolio will be exempt from federal income taxes (including the alternative minimum tax). The General Municipal Portfolio, can invest in industrial development bonds and other private activity bonds. As a result, a portion of the distributions from those Portfolios may be treated as a tax preference item for shareholders subject to the alternative minimum tax. This tax information is general. You should consult your tax adviser with respect to your tax situation.

--------------------------------------------------------------------------------
                                DISTRIBUTION PLAN
--------------------------------------------------------------------------------

     The Fund has adopted a Distribution Assistance and Administrative Services Plan that allows each Portfolio to pay OCC Distributors LLC .25 of 1% of the Portfolio's average daily net assets. OCC Distributors LLC pays these fees to broker-dealers, banks and other financial institutions for distribution assistance and for administrative services provided to shareholders. Because these fees are paid out of a Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges. OpCap Advisors may also make payments reasonably designed to finance the distribution of shares out of its own resources, including, but not limited to, any profits derived under the Advisory Agreement with the Fund.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)
--------------------------------------------------------------------------------

     The financial highlights table is intended to help you understand the Portfolios' financial performance for the past five years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Portfolios' financial statements, are included in the Fund's Statement of Additional Information, which is available upon request.


                                              INCOME FROM OPERATIONS                      DIVIDENDS AND DISTRIBUTIONS
                                  -------------------------------------------- ---------------------------------------------------
                                                                                             DISTRIBUTIONS
                                                                                                   TO        TOTAL
                                                            NET                DIVIDENDS TO      SHARE-    DIVIDENDS
                                  NET ASSET              REALIZED      TOTAL   SHAREHOLDERS     HOLDERS       AND       NET ASSET
                                    VALUE,       NET    GAIN (LOSS)   INCOME     FROM NET      FROM NET  DISTRIBUTIONS    VALUE,
                                  BEGINNING  INVESTMENT     ON         FROM     INVESTMENT     REALIZED        TO         END OF
                                   OF YEAR     INCOME   INVESTMENTS  OPERATIONS   INCOME        GAINS    SHAREHOLDERS      YEAR
PRIMARY PORTFOLIO:
YEAR ENDED NOVEMBER 30,
2001 ...........................    $1.00      $0.04      $0.00        $0.04      $(0.04)       --         $(0.04)        $1.00
2000 ...........................     1.00       0.06      (0.00)        0.06       (0.06)       (0.00)      (0.06)         1.00
1999 ...........................     1.00       0.04       0.00         0.04       (0.04)       --          (0.04)         1.00
1998 ...........................     1.00       0.05       0.00         0.05       (0.05)       --          (0.05)         1.00
1997 ...........................     1.00       0.05      (0.00)        0.05       (0.05)       --          (0.05)         1.00

GOVERNMENT PORTFOLIO:
YEAR ENDED NOVEMBER 30,
2001 ...........................    $1.00      $0.04      $0.00        $0.04      $(0.04)      $(0.00)     $(0.04)        $1.00
2000 ...........................     1.00       0.05       0.00         0.05       (0.05)       (0.00)      (0.05)         1.00
1999 ...........................     1.00       0.04       0.00         0.04       (0.04)       --          (0.04)         1.00
1998 ...........................     1.00       0.05       0.00         0.05       (0.05)       --          (0.05)         1.00
1997 ...........................     1.00       0.05       0.00         0.05       (0.05)       --          (0.05)         1.00

GENERAL MUNICIPAL PORTFOLIO:
YEAR ENDED NOVEMBER 30,
2001 ...........................    $1.00      $0.02         --        $0.02      $(0.02)       --         $(0.02)        $1.00
2000 ...........................     1.00       0.03      (0.00)        0.03       (0.03)       --          (0.03)         1.00
1999 ...........................     1.00       0.02      (0.00)        0.02       (0.02)       --          (0.02)         1.00
1998 ...........................     1.00       0.03      (0.00)        0.03       (0.03)       --          (0.03)         1.00
1997 ...........................     1.00       0.03      (0.00)        0.03       (0.03)       --          (0.03)         1.00

                       RATIOS TO AVERAGE
                          NET ASSETS
                      ---------------------



         NET ASSETS,
           END OF                     NET
  TOTAL      YEAR                 INVESTMENT
RETURN(1) (MILLIONS)   EXPENSES(2)  INCOME


 3.93%     $3,039.5     0.81%       3.84%
 5.64       2,612.9     0.82        5.49
 4.41       2,463.3     0.82        4.32
 4.90       2,572.4     0.83        4.78
 4.85       2,166.6     0.85        4.75



 3.61%       $107.4     0.96%       3.48%
 5.34          72.8     0.99        5.21
 4.17          84.0     0.95        4.09
 4.63         112.1     0.98(3)     4.53(3)
 4.60         100.0     0.98(3)     4.51(3)



 2.05%       $109.3     0.94%       2.07%
 3.06         123.1     0.97        3.00
 2.29         120.0     0.93        2.26
 2.66         171.8     0.92        2.62
 2.74         137.0     0.96        2.70

--------------
(1) Assumes reinvestment of all dividends and distributions.

(2) Inclusive of expenses offset by earnings credits.

(3)During the fiscal years indicated above, the investment adviser waived a portion of its fees. If such waivers had not been in effect, the ratios of expenses to average net assets and the ratios of net investment income to average net assets would have been 0.99% and 4.52%, respectively, for the year ended November 30, 1998 and 0.99% and 4.50%, respectively, for the year ended November 30, 1997.

--------------------------------------------------------------------------------
                                    APPENDIX
--------------------------------------------------------------------------------

     THE FOLLOWING ARE DESCRIPTIONS OF CERTAIN TYPES OF SECURITIES IN WHICH THE INVESTMENT ADVISOR MAY INVEST ASSETS OF THE PORTFOLIOS.

PRIMARY PORTFOLIO:

     CERTIFICATES OF DEPOSIT

     Receipts for funds deposited at banks that guarantee a fixed interest rate over a specified time period.

     COMMERCIAL PAPER

     Unsecured promissory notes that corporations issue to finance current operations and other expenditures.

     REPURCHASE AGREEMENTS

     Contracts that require one party to repurchase securities at a fixed price on a designated date.

     BANKER'S ACCEPTANCES

     Bank-issued commitments to pay for merchandise sold in the import/export market.

GENERAL MUNICIPAL PORTFOLIO:

     VARIABLE RATE OBLIGATIONS

     Interest rates are adjusted periodically to market rates. Value of these securities is less affected by changes in interest rates than fixed coupon securities.

     PUT BONDS

     Tax-exempt securities which may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity.

     MUNICIPAL LEASE OBLIGATIONS

     Some lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for the purchase on a yearly basis.

     The Investment Advisor will attempt to invest at least 90% of each Portfolio's net assets in securities that are liquid which means securities that can be disposed of in the ordinary course of business, seven days or less, at approximately the value at which the Portfolio has valued the securities. The Investment Advisor may invest up to 10% of each Portfolio's net assets in securities we believe are illiquid. In determining the liquidity of a lease obligation we consider these factors: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential purchases; (3) the willingness of dealers to make a market in the obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.

                      [This page intentionally left blank]

     For investors who want more information about the Portfolios, the following documents are available free upon request:

     ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Portfolios' investments is available in the Portfolios' annual and semi-annual reports to shareholders. In each Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

     STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Portfolios and is incorporated into this prospectus by reference.

     The SAI and the Portfolios' annual and semi-annual reports are available without charge upon request to your broker or by calling the Fund at 1-800-401-6672.

     You can review and copy the Portfolios' reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

     After paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing to or calling the Public Reference Room of the Commission, Washington, D.C. 20549-0102

     Telephone: 1-202-942-8090

     Free from the EDGAR Database on the Commission's Internet website at http://www.sec.gov.

--------------------------------------------------------------------------------

                               OCC CASH RESERVES

--------------------------------------------------------------------------------

o  Primary Portfolio
o  Government Portfolio
o  General Municipal Portfolio






(Investment Company Act file no. 811-05731)
Offered through Unified Fund Services Inc.
431 N. Pennsylvania St.
Indianapolis, IN 46204-1806


PROSPECTUS

March 15, 2002

                             OCC CASH RESERVES, INC.                        CIBC

                            PROSPECTUS MARCH 15, 2002                    VERSION

OCC CASH RESERVES, INC. is an open-end investment company with the following investment portfolios:

                                PRIMARY PORTFOLIO

                              GOVERNMENT PORTFOLIO

                           GENERAL MUNICIPAL PORTFOLIO

                         CALIFORNIA MUNICIPAL PORTFOLIO

                          NEW YORK MUNICIPAL PORTFOLIO

     The Securities and Exchange Commission has not approved or disapproved any Portfolio's securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense. This Prospectus contains information you should know before investing, including information concerning risks. Please read it before you invest and keep it for future reference.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Risk/Return Summary .........................................................  3

Fees and Expenses of the Portfolios .........................................  7

Principal Investment Strategies and Related Risks ...........................  8

Management .................................................................. 12

Shareholder Information ..................................................... 13

Dividends and Distributions ................................................. 13

Taxes ....................................................................... 14

Distribution Plan ........................................................... 14

Financial Highlights ........................................................ 15

Appendix .................................................................... 16

--------------------------------------------------------------------------------
                               RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

INVESTMENT GOALS

Primary Portfolio ................ Safety of  principal,  liquidity  and maximum current income from money market securities

Government Portfolio ............. Safety of  principal,  liquidity  and maximum current income from U.S Government money market securities

General Municipal Portfolio ...... Safety of  principal,  liquidity  and maximum current income exempt from federal income taxes from money market securities

California Municipal Portfolio ... Safety of  principal,  liquidity  and maximum current income exempt from federal and California personal income taxes from money market securities

New York Municipal Portfolio ..... Safety of  principal,  liquidity  and maximum current income exempt from federal, New York State and New York City income taxes from money market securities

The Portfolios are money market funds.

PRINCIPAL INVESTMENT STRATEGIES

     o The Primary Portfolio invests in high quality money market securities with remaining maturities of thirteen months or less, including U.S. government securities, U.S. dollar denominated certificates of deposit and bankers acceptances, domestic or foreign commercial paper and repurchase agreements. The Primary Portfolio normally invests at least 25% of its total assets in bank obligations.

     o The Government Portfolio invests in high quality U.S. government money market securities with remaining maturities of thirteen months or less. Under normal conditions, the Portfolio will invest at least 80% of the value of its net assets (plus the amount of any borrowings for investment purposes) in securities issued by the U.S. Government, its agencies and instrumentalities.

     o The General Municipal Portfolio invests in high quality municipal securities with remaining maturities of thirteen months or less, including municipal notes, short-term municipal bonds, short-term discount notes and participation interests in those securities. Under normal conditions, the Portfolio will invest at least 80% of the value of its net assets (plus the amount of any borrowings for investment purposes) in investments the income from which is exempt from federal and state taxes.

     o The California Municipal Portfolio invests in high quality municipal securities with remaining maturities of thirteen months or less that pay interest exempt from federal and California personal income taxes. Under normal conditions, the Portfolio will invest at least 80% of the value of its net assets (plus the amount of any borrowings for investment purposes) in investments the income from which is exempt from federal and California taxes.

     o The New York Municipal Portfolio invests in high quality municipal securities with remaining maturities of thirteen months or less that pay interest exempt from federal, New York State and New York City income taxes. Under normal conditions, the Portfolio will invest at least 80% of the value of its net assets (plus the amount of any borrowings for investment purposes) in investments the income from which is exempt from federal and New York State and New York City taxes.

PRINCIPAL RISKS

     An investment in any of the Portfolios is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each Portfolio seeks to preserve the value of your investment at $1.00 per share, it may not do so and, therefore, it is possible to lose money by investing in a Portfolio. A Portfolio's yield will vary with fluctuations in available market interest rates.

     Each Portfolio's net asset value, yield and total return could be affected by:

     o INTEREST RATE RISK--When interest rates rise, the value of fixed income securities falls.

     o CREDIT RISK--Issuers of debt instruments cannot make principal and/or interest payments on time

     o MARKET RISK--Changes in the economy in general that cause the prices of fixed income securities to fall.

     The California Municipal Portfolio concentrates in California municipal securities and the New York Municipal Portfolio concentrates in New York municipal issuers so credit risk and market risk may be greater for these Portfolios.

BAR CHART AND PERFORMANCE TABLE

     The bar charts below show the performance of each Portfolio from year to year over the past full calendar years during the life of each Portfolio and describe the best and worst calendar quarter returns during the same periods for each Portfolio.

     The Portfolios' past performance does not necessarily indicate how each Portfolio will perform in the future.

        [The table below represents a bar chart in the printed report.]

                                PRIMARY PORTFOLIO

                             1992               3.24%
                             1993               2.42%
                             1994               3.47%
                             1995               5.19%
                             1996               4.67%
                             1997               4.88%
                             1998               4.85%
                             1999               4.45%
                             2000               5.69%
                             2001               3.57%

     During the periods shown in the bar chart, the highest quarterly return was 1.47% (for the quarter ended 9/30/00) and the lowest quarterly return was 0.52% (for the quarter ended 12/31/01).

         [The tables below represent bar charts in the printed report.]

                               GOVERNMENT PORTFOLIO

                             1992               3.06%
                             1993               2.25%
                             1994               3.33%
                             1995               5.03%
                             1996               4.47%
                             1997               4.63%
                             1998               4.58%
                             1999               4.21%
                             2000               5.41%
                             2001               3.25%

     During the periods shown in the bar chart, the highest quarterly return was 1.41% (for the quarter ended 9/30/00) and the lowest quarterly return was 0.43% (for the quarter ended 12/31/01).

                            GENERAL MUNICIPAL PORTFOLIO

                             1992               2.52%
                             1993               1.70%
                             1994               2.17%
                             1995               3.12%
                             1996               2.51%
                             1997               2.76%
                             1998               2.61%
                             1999               2.32%
                             2000               3.11%
                             2001               1.83%

     During the periods shown in the bar chart, the highest quarterly return was 0.83% (for the quarter ended 6/30/95) and the lowest quarterly return was 0.22% (for the quarter ended 9/30/1993).

         [The tables below represent bar charts in the printed report.]

                          CALIFORNIA MUNICIPAL PORTFOLIO

                             1992               2.45%
                             1993               1.71%
                             1994               2.12%
                             1995               3.10%
                             1996               2.40%
                             1997               2.65%
                             1998               2.35%
                             1999               2.08%
                             2000               2.61%
                             2001               1.49%

     During the periods shown in the bar chart, the highest quarterly return was 0.82% (for the quarter ended 6/30/95) and the lowest quarterly return was 0.21% (for the quarter ended 12/31/01).

                           NEW YORK MUNICIPAL PORTFOLIO

                             1992               2.41%
                             1993               1.62%
                             1994               2.04%
                             1995               3.09%
                             1996               2.44%
                             1997               2.68%
                             1998               2.45%
                             1999               2.19%
                             2000               2.98%
                             2001               1.59%

     During the periods shown in the bar chart, the highest quarterly return was 1.04% (for the quarter ended 9/30/00) and the lowest quarterly return was 0.19% (for the quarter ended 12/31/01).

     The table below shows the average annual returns for one, five and ten years of each Portfolio.

      AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001

                                                       1 YEAR  5 YEARS  10 YEARS
                                                       ------  -------  --------

Primary Portfolio ..................................    3.57%   4.69%    4.24%
Government Municipal Portfolio .....................    3.25%   4.41%    4.02%
General Municipal Portfolio ........................    1.83%   2.52%    2.46%
California Municipal Portfolio .....................    1.49%   2.23%    2.29%
New York Municipal Portfolio .......................    1.59%   2.38%    2.35%

     The Portfolios' past performance does not necessarily indicate how each Portfolio will perform in the future. For the current yield of the Portfolios, call 1-800-401-6672.

--------------------------------------------------------------------------------
                       FEES AND EXPENSES OF THE PORTFOLIOS
--------------------------------------------------------------------------------

     This table describes the fees and expenses that you may pay if you buy and hold shares in the Portfolios.

SHAREHOLDER FEES--FEES YOU PAY DIRECTLY

     There are no fees or sales loads charged to your account when you buy or sell shares of a Portfolio.

ANNUAL FUND OPERATING EXPENSES--EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS

                                                                       GENERAL   CALIFORNIA   NEW YORK
                                                PRIMARY   GOVERNMENT  MUNICIPAL   MUNICIPAL   MUNICIPAL
                                               PORTFOLIO   PORTFOLIO  PORTFOLIO   PORTFOLIO   PORTFOLIO
                                               ---------   ---------  ---------   ---------   ---------
Management Fees ............................       .41%       .50%       .49%        .50%        .50%
12b-1 (Distribution Plan) Fees .............       .25%       .25%       .25%        .25%        .25%
Other Expenses .............................       .15%       .21%       .20%        .18%        .29%
                                                  ----       ----       ----        ----        ----
Total Annual Fund Operating Expenses .......       .81%       .96%       .94%        .93%       1.04%
                                                  ====       ====       ====        ====        ====
Contractual Fee Waiver(1) ..................        --         --         --          --         .03%
Net Total Annual Fund Operating Expenses ...       .81%       .96%       .94%        .93%       1.01%

----------

(1) The contractual fee waiver, which is included in the Investment Advisory Agreement for the Fund, may only be terminated pursuant to the terms of the Investment Advisory Agreement.

EXAMPLE

     This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment assuming (1) 5% annual return, (2) the Portfolios' operating expenses remain the same and (3) you redeem all of your shares at the end of the period in the table.

                                          1 YEAR    3 YEARS   5 YEARS   10 YEARS
                                          ------    -------   -------   --------
Primary Portfolio ......................   $ 83      $259      $450      $1,002
Government Portfolio ...................     98       306       531       1,178
General Municipal Portfolio ............     96       300       520       1,155
California Municipal Portfolio .........     95       296       515       1,143
New York Municipal Portfolio ...........    103       322       558       1,236


--------------------------------------------------------------------------------
                PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS
--------------------------------------------------------------------------------

PRIMARY PORTFOLIO

Q    What is the Portfolio's investment program?

A The Primary Portfolio is a money market fund that invests in U.S. dollar-denominated, short-term debt obligations with remaining maturities of 13 months or less.

Q    What types of securities does the Portfolio buy?

A    The Primary Portfolio invests in:

     o Certificates of deposit and bankers acceptances of prime quality and interest bearing time deposits issued, guaranteed or maintained at U.S. or foreign banks having total assets of $1 billion.

     o Commercial paper and participation interests in loans made by banks to corporations.

     o Obligations issued or guaranteed by the U.S. Government,  its agencies or
       instrumentalities.   These   securities   are  called   U.S.   Government
       securities.

     o Repurchase   agreements   collateralized  in  full  by  U.S.   Government
       securities.

Q    What is the credit quality of the Primary Portfolio's investments?

A The Primary Portfolio invests at least 95% of its total assets in prime money market instruments. The term "prime" signifies securities with a credit rating in the highest category by at least two nationally recognized rating agencies or by one rating agency if the security is rated only by one or if the security is unrated, determined by OpCap Advisors LLC, the investment advisor to the Fund (the "Investment Advisor") to be equivalent to an issue having the highest rating from such a rating agency. The Primary Portfolio invests no more than 5% of its total assets in securities rated in the second highest category and not more than 1% of its total assets in any one issuer of securities rated in the second highest rating category.

Q    Are the Portfolio's investments diversified?

A The Primary Portfolio will not invest more than 5% of its total assets in any one issuer. The Primary Portfolio expects to invest at least 25% of its total assets in bank obligations but otherwise will not invest more than 25% of its total assets in securities of issuers in any one industry. U.S. Government securities are not counted for the 5% limit on issuers or the 25% limit on any one industry.

GOVERNMENT PORTFOLIO

Q    What is the Portfolio's investment program?

A The Government Portfolio is a money market fund that invests in U.S. dollar-denominated, short-term debt obligations with remaining maturities of 13 months or less.

Q    What types of securities does the Portfolio buy?

A    The Government Portfolio invests in:

     o U.S. Government securities, including direct obligations of the United States Treasury such as bills, notes and bonds; securities issued by agencies and instrumentalities established by an act of Congress that have the right to borrow from the U.S. Treasury; and securities that depend solely on the issuing instrumentality for repayment.

     o Repurchase   agreements   collateralized  in  full  by  U.S.   Government
       securities.

Q    What is the credit quality of the Government Portfolio's investments?

A The Government Portfolio invests primarily in securities issued by the U.S. Government, its agencies, and instrumentalities. Securities issued by the U.S. Government, such as treasury securities, are backed by the full faith and credit of the U.S. Government. Some agency securities are also backed by the full faith and credit of the U.S. Government, while others carry less formal guarantees, but are considered to have high credit qualities. Even though the U.S. Government may guarantee payment of interest and principal on some of the securities held by the Portfolio, it does not guarantee the value of the shares of the Portfolio.

GENERAL MUNICIPAL PORTFOLIO

Q    What is the Portfolio's investment program?

A The General Municipal Portfolio is a money market fund that invests in U.S. dollar-denominated, short-term money market securities exempt from federal income taxes with remaining maturities of 13 months or less. The Portfolio can invest without limit in industrial development bonds. Interest on industrial development bonds is treated as an item of tax preference for purposes of the alternative minimum tax.

Q    What types of securities does the Portfolio buy?

A The General Municipal Portfolio invests in the following types of municipal securities:

     o Municipal notes and short-term municipal bonds that either are secured by the issuer's pledge of its full faith and credit, including its taxing power, or are payable from the revenues of a particular facility or the proceeds of a special tax, but not from the general taxing power.

     o Lease obligations which are paid by money appropriated by the legislature on a periodic basis. o Industrial development bonds issued by public authorities to obtain funds for privately operated facilities.

     Under normal circumstances, the Portfolio will invest at least 80% of the value of its net assets (plus the amount of any borrowings for investment purposes) in investments the income from which is exempt from federal taxes. In times of adverse market conditions, the Portfolio may invest up to 100% of its assets in taxable money market securities.

Q    What  is  the  credit   quality  of  the  General   Municipal   Portfolio's
     investments?

A The General Municipal Portfolio invests in high quality money market instruments. The term "high quality" indicates securities with a credit rating in one of the two highest categories by at least two nationally recognized rating agencies or by one rating agency if the security is rated only by one or if the security is unrated, determined by the Investment Advisor to be equivalent to an issue having one of the two highest ratings from such a rating agency. The General Municipal Portfolio invests no more than 5% of its total assets in industrial revenue bonds rated in the second highest category and not more than the greater of 1% of its total assets or $1 million in any one issuer of industrial revenue bonds rated in the second highest rating category.

Q    Are the Portfolio's investments diversified?

A The General Municipal Portfolio will not invest more than 5% of its total assets in any one issuer except that for a period of three business days, up to 25% of the Portfolio's total assets may be invested in prime quality securities of a single issuer. The term

     "prime" signifies securities with a credit rating in the highest category by at least two nationally recognized rating agencies or by one rating agency if the security is rated only by one or if the security is unrated, determined by the Investment Advisor to be equivalent to an issue having the highest rating from such a rating agency. The General Municipal Portfolio will not invest more than 25% of its total assets in securities of issuers located in the same state or in securities whose interest is paid from revenues of similar projects. U.S. Government securities are not counted for the 5% limit on issuers or the 25% limit on similar projects.

CALIFORNIA MUNICIPAL PORTFOLIO

Q    What is the Portfolio's investment program?

A The California Municipal Portfolio is a money market fund that invests in U.S. dollar-denominated, short-term debt obligations exempt from federal and California personal income taxes with remaining maturities of 13 months or less. The Portfolio can invest without limit in industrial development bonds. Interest on industrial development bonds is treated as an item of tax preference for purposes of the alternative minimum tax.

Q    What types of securities does the Portfolio buy?

A The California Municipal Portfolio invests in the following types of municipal securities:

     o Municipal notes and short-term municipal bonds that either are secured by the issuer's pledge of its full faith and credit including its taxing power, or are payable from the revenues of a particular facility or the proceeds of a special tax, but not from the general taxing power.

     o Lease obligations, the interest on which is paid by appropriations from by the legislature on a periodic basis.

     o Industrial development bonds issued by public authorities to obtain funds for privately operated facilities.

     Under normal circumstances, the Portfolio will invest at least 80% of the value of its net assets (plus the amount of any borrowings for investment purposes) in investments, the income from which is exempt from federal and California taxes. In times of adverse market conditions, the Portfolio may invest up to 100% of its assets in money market securities that may be subject to federal and/or California personal income taxes.

Q What is the credit quality of the California Municipal Portfolio's investments?

A The California Municipal Portfolio invests in high quality money market instruments. The term "high quality" indicates securities with a credit rating in one of the two highest categories by at least two nationally recognized rating agencies or by one rating agency if the security is rated only by one or if the security is unrated, determined by the Investment Advisor to be equivalent to an issue having one of the two highest ratings from such a rating agency. The California Municipal Portfolio invests no more than 5% of its total assets in industrial revenue bonds rated in the second highest category and not more than the greater of 1% of its total assets or $1 million in any one issuer of industrial revenue bonds rated in the second highest rating category.

Q    Are the Portfolio's investments diversified?

A The California Municipal Portfolio will not invest more than 5% of its total assets in any one issuer with respect to 75% of its total assets and will not invest more than 5% of its total assets in any one issuer that is not prime quality. The term "prime" signifies securities with a credit rating in the highest category by at least two nationally recognized rating agencies or by one rating agency if the security is rated only by one or if the security is unrated, determined by the Investment Advisor to be equivalent to an issue having the highest rating from such a rating agency. The California Municipal Portfolio will not invest more than 25% of its total assets in securities whose interest is paid from revenues of similar projects.

NEW YORK MUNICIPAL PORTFOLIO

Q    What is the Portfolio's investment program?

A The New York Municipal Portfolio is a money market fund that invests in U.S. dollar-denominated, short-term debt obligations exempt from federal, New York

     State and New York City income taxes with remaining maturities of 13 months or less. The Portfolio can invest without limit in industrial development bonds. Interest on industrial development bonds is treated as an item of tax preference for purposes of the alternative minimum tax.

Q    What types of securities does the Portfolio buy?

A The New York Municipal Portfolio invests in the following types of municipal securities:

     o Municipal notes and short-term municipal bonds that either are secured by the issuer's pledge of its full faith and credit including its taxing power, or are payable from the revenues of a particular facility or the proceeds of a special tax, but not from the general taxing power.

     o Lease obligations, the interest on which is paid by appropriations from the legislature on a periodic basis.

     o Industrial development bonds issued by public authorities to obtain funds for privately operated facilities.

     Under normal circumstances, the Portfolio will invest at least 80% of the value of its net assets (plus the amount of any borrowings for investment purposes) in investments, the income from which is exempt from federal, New York State and New York City taxes. In times of adverse market conditions, the Portfolio may invest up to 100% of its assets in money market securities that may be subject to federal and/or New York personal income taxes.

Q    What  is  the  credit  quality  of  the  New  York  Municipal   Portfolio's
     investments?

A The New York Municipal Portfolio invests in high quality money market instruments. The term "high quality" indicates securities with a credit rating in one of the two highest categories by at least two nationally recognized rating agencies or by one rating agency if the security is rated only by one or if the security is unrated, determined by the Investment Advisor to be equivalent to an issue having one of the two highest ratings from such a rating agency. The New York Municipal Portfolio invests no more than 5% of its total assets in industrial revenue bonds rated in thesecond highest category and not more than the greater of 1% of its total assets or $1 million in any one issuer of industrial revenue bonds rated in the second highest rating category.

Q    Are the Portfolio's investments diversified?

A The New York Municipal Portfolio will not invest more than 5% of its total assets in any one issuer with respect to 75% of its total assets and will not invest more than 5% of its total assets in any one issuer that is not prime quality. The term "prime" signifies securities with a credit rating in the highest category by at least two nationally recognized rating agencies or by one rating agency if the security is rated only by one or if the security is unrated, determined by the Investment Advisor to be equivalent to an issue having the highest rating from such a rating agency. The New York Municipal Portfolio will not invest more than 25% of its total assets in securities whose interest is paid from revenues of similar projects.

RISKS OF THE PORTFOLIOS

Q    What are the main risks of investing in the Portfolios?

A The Portfolios are managed to maintain a constant share price of $1.00 per share but there is no assurance of success. The U.S. Government does not guarantee or insure the shares of the Portfolios. The Portfolios limit their investments to securities that the Investment Advisor believes present minimal credit risk.

     There is always the risk that the issuer of a security held by a Portfolio will fail to pay interest or principal when due. The Investment Advisor seeks to keep this risk low by investing only in securities rated in one of the two highest categories for short-term securities or if not rated, of comparable quality.

     There is also the risk that rising interest rates will cause the value of a Portfolio's securities to decline. The short maturity of the securities held by the Portfolios reduces the potential for price fluctuation.

     The California Municipal Portfolio may be affected significantly by economic, regulatory or political developments affecting the liability of California issuers to pay interest or repay principal. Provisions of the California Constitution and State statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations. While California's economy is broad, it does have major concentrations in high technology, aerospace and defense-related manufacturing, trade, entertainment, real estate and financial services, and may be sensitive to economic problems affecting those industries.
     Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers.

     The New York Municipal Portfolio may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal. Certain issuers of New York municipal bonds have experienced serious financial difficulties in recent years. A recurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations. The financial health of New York City affects that of the State, and when New York City experiences financial difficulty, it may have an adverse effect on New York municipal bonds held by the Portfolio. The growth rate of New York has recently been slower than the nation overall. The economic and financial condition of New York also may be affected by various financial, social, economic and political factors.

     The General, California and New York Municipal Portfolios invest in lease obligations which are not as liquid as other municipal obligations. The Investment Advisor reviews the following factors to determine the liquidity of a lease obligation:

     o frequency of trades and quoted prices for the obligation;

     o the number of dealers willing to purchase or sell the security and the number of other potential purchasers;

     o the willingness of dealers to undertake to make a market in the security;

     o the nature of the marketplace trades including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.

--------------------------------------------------------------------------------
                                   MANAGEMENT
--------------------------------------------------------------------------------

     The Fund's Board of Directors has hired OpCap Advisors LLC ("OpCap Advisors") to serve as the investment advisor to the Fund.

     OpCap Advisors is a subsidiary of Oppenheimer Capital, an investment advisory firm with over $36 billion of assets under management as of December 31, 2001. The mailing address is 1345 Avenue of the Americas, New York, New York 10105.

     OpCap Advisors has been in business as an investment advisor since 1987 and Oppenheimer Capital has been in business as an investment advisor since 1969.

     OpCap Advisors manages the investments of the Fund and its business affairs. Employees of Oppenheimer Capital, as well as employees of OpCap Advisors, perform these services.

     The Portfolios paid OpCap Advisors the following fees as a percentage of average net assets during the fiscal year ended November 30, 2001:

     Primary Portfolio ..................................................   .41%
     Government Portfolio ...............................................   .50%
     General Municipal Portfolio ........................................   .49%
     California Municipal Portfolio .....................................   .50%
     New York Municipal Portfolio .......................................   .50%

--------------------------------------------------------------------------------
                             SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PRICING OF PORTFOLIO SHARES

     You can buy and sell Portfolio shares without sales or redemption charges at their net asset value which is expected to be constant at $1.00. The Fund calculates net asset value per share each day that the New York Stock Exchange is open for trading at 4:00 p.m. using the amortized cost method which approximates the current market value of the Portfolio.

PURCHASE AND REDEMPTION OF SHARES

     There  are  no  minimum   amounts   required  for  either   investments  or
withdrawals.

INITIAL INVESTMENTS (PURCHASES)

     Contact your CIBC Oppenheimer Account Executive to arrange for an initial investment in a Portfolio of the Fund. You may use the Portfolio either as the money market fund tied to your CIBC Oppenheimer securities account through CIBC Oppenheimer's sweep service or as an additional investment position held in your securities account.

     The "sweep" means that cash is automatically invested in the Portfolio of your choice when the cash becomes available in your CIBC Oppenheimer securities account from any source such as proceeds from securities sales, receipt of dividends or interest income, or a check deposit from you. Amounts of $10,000 or more are invested on the next business day; amounts less than $10,000 are invested once a week on the first business day of the following week. The sweep automatically withdraws cash from your Portfolio when appropriate to cover purchases or other activities in your account.

SUBSEQUENT INVESTMENTS (PURCHASES)

     Mail or deliver your check, payable to CIBC World Markets, to your CIBC Oppenheimer Account Executive. Please write your securities account number and the Portfolio name on the check. If you wish to make an investment by sending a wire from your bank, contact your CIBC Oppenheimer Account Executive to obtain wiring instructions.

WITHDRAWALS (REDEMPTIONS)

     For withdrawals other than those automatically activated by the sweep, please instruct your CIBC Oppenheimer Account Executive as to the withdrawal amount and the delivery of the proceeds. Redemption orders are processed the next business day after they are received by the Fund's transfer agent.

REDEMPTIONS OVER $250,000

     If in any 90 day period, you redeem more than $250,000 or your sale amounts to more than 1% of a Portfolio's net assets, the Portfolio has the right to pay the difference between the redemption amount and the lesser of $250,000 or 1% of the Portfolio's net assets with securities from the Portfolio.

--------------------------------------------------------------------------------
                           DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

     Net investment income is accrued daily and paid into shareholders accounts monthly. Dividends are automatically reinvested in additional shares unless the Fund receives different instructions from you.

--------------------------------------------------------------------------------
                                      TAXES
--------------------------------------------------------------------------------

     In January of each year you will be sent a statement indicating the tax status of any dividends paid to you for the previous calendar year. Since the Portfolios are managed to maintain a constant share price, we do not expect the Portfolios to make significant capital gain distributions.

     It is anticipated that at least 80% of the annual income excluding capital gains of the General Municipal Portfolio, the California Municipal Portfolio and the New York Municipal Portfolios will be exempt from federal income taxes (including the alternative minimum tax) and from California income taxes in the case of the California Municipal Portfolio and from New York State and New York City income taxes in the case of the New York Municipal Portfolio. The General Municipal Portfolio, the California Municipal Portfolio and the New York Municipal Portfolio can invest in industrial development bonds and other private activity bonds. As a result, a portion of the distributions from those Portfolios may be treated as a tax preference item for shareholders subject to the alternative minimum tax. This tax information is general. You should consult your tax adviser with respect to your tax situation.

--------------------------------------------------------------------------------
                                DISTRIBUTION PLAN
--------------------------------------------------------------------------------

     The Fund has adopted a Distribution Assistance and Administrative Services Plan that allows each Portfolio to pay OCC Distributors LLC Advisors .25 of 1% of the Portfolio's average daily net assets. OCC Distributors LLC pays these fees to broker-dealers, banks and other financial institutions for distribution assistance and for administrative services provided to shareholders. Because these fees are paid out of a Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges. OpCap Advisors may also make payments reasonably designed to finance the distribution of shares out of its own resources, including, but not limited to, any profits derived under the Advisory Agreement with the Fund.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)
--------------------------------------------------------------------------------

     The financial highlights table is intended to help you understand the Portfolios' financial performance for the past five years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Portfolios' financial statements, are included in the Fund's Statement of Additional Information, which is available upon request.

                                                                                                                  RATIOS TO AVERAGE
                               INCOME FROM OPERATIONS          DIVIDENDS AND DISTRIBUTIONS                            NET ASSETS
                          --------------------------------  ----------------------------------                    -----------------
                                                                       TOTAL
                                                           DIVIDENDS   DISTRI-   DIVI-
                                                               TO      BUTIONS   DENDS
                                              NET            SHARE-      TO       AND
                          NET ASSET        REALIZED  TOTAL  HOLDERS    SHARE-    DISTRI-   NET             NET
                            VALUE,   NET     GAIN    INCOME FROM NET   HOLDERS   BUTIONS  ASSET           ASSETS,             NET
                            BEGIN- INVEST-  (LOSS)    FROM   INVEST-  FROM NET     TO     VALUE,  TOTAL   END OF             INVEST-
                             NING   MENT  ON INVEST- OPERA-   MENT    REALIZED   SHARE-   END OF  RETURN   YEAR     EXPENSES  MENT
                           OF YEAR INCOME    MENTS   TIONS   INCOME     GAINS    HOLDERS   YEAR    (1)   (MILLIONS)   (2)    INCOME
                          --------  ------ --------  ------  -------   --------  -------  ------  ------  --------  -------- -------
PRIMARY PORTFOLIO:
YEAR ENDED NOVEMBER 30,
  2001 ...................  $1.00   $0.04   $0.00   $0.04  $(0.04)       --   $(0.04)   $1.00   3.93%   $3,039.5   0.81%    3.84%
  2000 ...................   1.00    0.06   (0.00)   0.06   (0.06)   $(0.00)   (0.06)    1.00   5.64     2,612.9   0.82     5.49
  1999 ...................   1.00    0.04    0.00    0.04   (0.04)       --    (0.04)    1.00   4.41     2,463.3   0.82     4.32
  1998 ...................   1.00    0.05    0.00    0.05   (0.05)       --    (0.05)    1.00   4.90     2,572.4   0.83     4.78
  1997 ...................   1.00    0.05   (0.00)   0.05   (0.05)       --    (0.05)    1.00   4.85     2,166.6   0.85     4.75

GOVERNMENT PORTFOLIO:
YEAR ENDED NOVEMBER 30,
  2001 ...................  $1.00   $0.04   $0.00   $0.04  $(0.04)   $(0.00)  $(0.04)   $1.00   3.61%   $  107.4   0.96%    3.48%
  2000 ...................   1.00    0.05    0.00    0.05   (0.05)    (0.00)   (0.05)    1.00   5.34        72.8   0.99     5.21
  1999 ...................   1.00    0.04    0.00    0.04   (0.04)       --    (0.04)    1.00   4.17        84.0   0.95     4.09
  1998 ...................   1.00    0.05    0.00    0.05   (0.05)       --    (0.05)    1.00   4.63       112.1   0.98(3)  4.53(3)
  1997 ...................   1.00    0.05    0.00    0.05   (0.05)       --    (0.05)    1.00   4.60       100.0   0.98(3)  4.51(3)

GENERAL MUNICIPAL PORTFOLIO:
YEAR ENDED NOVEMBER 30,
  2001 ...................  $1.00   $0.02      --   $0.02  $(0.02)       --   $(0.02)   $1.00   2.05%   $  109.3   0.94%    2.07%
  2000 ...................   1.00    0.03  $(0.00)   0.03   (0.03)       --    (0.03)    1.00   3.06       123.1   0.97     3.00
  1999 ...................   1.00    0.02   (0.00)   0.02   (0.02)       --    (0.02)    1.00   2.29       120.0   0.93     2.26
  1998 ...................   1.00    0.03   (0.00)   0.03   (0.03)       --    (0.03)    1.00   2.66       171.8   0.92     2.62
  1997 ...................   1.00    0.03   (0.00)   0.03   (0.03)       --    (0.03)    1.00   2.74       137.0   0.96     2.70

CALIFORNIA MUNICIPAL PORTFOLIO:
YEAR ENDED NOVEMBER 30,
  2001 ...................  $1.00   $0.02      --   $0.02  $(0.02)       --   $(0.02)   $1.00   1.67%   $   65.3   0.93%    1.66%
  2000 ...................   1.00    0.03      --    0.03   (0.03)       --    (0.03)    1.00   2.58        75.2   0.94     2.56
  1999 ...................   1.00    0.02      --    0.02   (0.02)       --    (0.02)    1.00   2.06        66.5   0.91     2.03
  1998 ...................   1.00    0.02      --    0.02   (0.02)       --    (0.02)    1.00   2.39        70.4   0.95     2.36
  1997 ...................   1.00    0.03  $(0.00)   0.03   (0.03)       --    (0.03)    1.00   2.68        55.7   0.90(4)  2.64(4)

NEW YORK MUNICIPAL PORTFOLIO:
YEAR ENDED NOVEMBER 30,
  2001 ...................  $1.00   $0.02   $0.00   $0.02  $(0.02)      --    $(0.02)   $1.00   1.80%   $   68.6   1.01%(5) 1.74%(5)
  2000 ...................   1.00    0.03    0.00    0.03   (0.03)      --     (0.03)    1.00   2.94        58.6   1.01(5)  2.89(5)
  1999 ...................   1.00    0.02    0.00    0.02   (0.02)      --     (0.02)    1.00   2.16        55.3   0.96     2.11
  1998 ...................   1.00    0.03      --    0.03   (0.03)      --     (0.03)    1.00   2.50        84.1   0.98     2.46
  1997 ...................   1.00    0.03   (0.00)   0.03   (0.03)      --     (0.03)    1.00   2.66        73.2   0.98(5)  2.63(5)

----------
(1)  Assumes reinvestment of all dividends and distributions.

(2)  Inclusive of expenses offset by earnings credits.

(3) During the fiscal years indicated above, the investment adviser waived a portion of its fees. If such waivers had not been in effect, the ratios of expenses to average net assets and the ratios of net investment income to average net assets would have been 0.99% and 4.52%, respectively, for the year ended November 30, 1998 and 0.99% and 4.50%, respectively, for the year ended November 30, 1997.

(4) During the fiscal year ended November 30, 1997, the investment adviser waived a portion of its fee. If such waiver had not been in effect, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 0.96% and 2.58%, respectively.

(5) During the fiscal years indicated above, the investment adviser waived a portion of its fees. If such waivers had not been in effect, the ratios of expenses to average net assets and the ratios of net investment income to average net assets would have been 1.04% and 1.70% respectively, for the year ended November 30, 2001, 1.03% and 2.86%, respectively, for the year ended November 30, 2000, and 0.99% and 2.62%, respectively, for the year ended November 30, 1997.

--------------------------------------------------------------------------------
                                    APPENDIX
--------------------------------------------------------------------------------

     THE FOLLOWING ARE DESCRIPTIONS OF CERTAIN TYPES OF SECURITIES IN WHICH THE INVESTMENT ADVISOR MAY INVEST ASSETS OF THE PORTFOLIOS.

PRIMARY PORTFOLIO:

CERTIFICATES OF DEPOSIT

     Receipts for funds deposited at banks that guarantee a fixed interest rate over a specified time period.

COMMERCIAL PAPER

     Unsecured promissory notes that corporations issue to finance current operations and other expenditures.

REPURCHASE AGREEMENTS

     Contracts that require one party to repurchase securities at a fixed price on a designated date.

BANKER'S ACCEPTANCES

     Bank-issued commitments to pay for merchandise sold in the import/export market.

GENERAL MUNICIPAL, CALIFORNIA MUNICIPAL AND NEW YORK MUNICIPAL PORTFOLIOS:

VARIABLE RATE OBLIGATIONS

     Interest rates are adjusted periodically to market rates. Value of these securities is less affected by changes in interest rates than fixed coupon securities.

PUT BONDS

     Tax-exempt securities which may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity.

MUNICIPAL LEASE OBLIGATIONS

     Some lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for the purchase on a yearly basis.

     The Investment Advisor will attempt to invest at least 90% of each Portfolio's net assets in securities that are liquid which means securities that can be disposed of in the ordinary course of business, seven days or less, at approximately the value at which the Portfolio has valued the securities. The Investment Advisor may invest up to 10% of each Portfolio's net assets in securities we believe are illiquid. In determining the liquidity of a lease obligation we consider these factors: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential purchases; (3) the willingness of dealers to make a market in the obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.

     For investors who want more information about the Portfolios, the following documents are available free upon request:

     ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Portfolios' investments is available in the Portfolios' annual and semi-annual reports to shareholders. In each Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

     STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Portfolios and is incorporated into this prospectus by reference.

     The SAI and the Portfolios' annual and semi-annual reports are available without charge upon request to your broker or by calling the Fund at 1-800-401-6672.

     You can review and copy the Portfolios' reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

     After paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing to or calling the Public Reference Room of the Commission, Washington, D.C. 20549-0102

     Telephone: 1-202-942-8090

     Free from the EDGAR Database on the Commission's Internet website at http://www.sec.gov.



     (Investment Company Act file no. 811-05731)









MARCH 15, 2002

OCC CASH RESERVES

     o Primary Portfolio

     o Government Portfolio

     o General Municipal Portfolio

     o California Municipal Portfolio

     o New York Municipal Portfolio



                                  ------------
                                   PROSPECTUS
                                  ------------


[CIBC WORLD MARKETS LOGO]

[CIBC WORLD MARKETS LOGO]

                       STATEMENT OF ADDITIONAL INFORMATION


                             OCC CASH RESERVES, INC.

                               - Primary Portfolio

                             - Government Portfolio

                          - General Municipal Portfolio

                        - California Municipal Portfolio

                         - New York Municipal Portfolio


                           1345 Avenue of the Americas
                          New York, New York 10105-4800
                                 (800) 401-6672

This Statement of Additional Information (the "Additional Statement") is not a Prospectus. Investors should understand that this Additional Statement should be read in conjunction with the Prospectus for OCC Cash Reserves, Inc. (the "Fund") dated March 15, 2002. Prospectuses may be obtained by contacting the Fund.


            The date of this Additional Statement is March 15, 2002.

                                TABLE OF CONTENTS


INVESTMENT OF THE FUND'S ASSETS................................................3

SPECIAL CONSIDERATIONS REGARDING NEW YORK MUNICIPAL OBLIGATIONS................9

SPECIAL CONSIDERATIONS REGARDING CALIFORNIA MUNICIPAL OBLIGATIONS.............13

INVESTMENT RESTRICTIONS.......................................................16

DIRECTORS AND OFFICERS........................................................17

PRINCIPAL HOLDERS OF SECURITIES...............................................25

INVESTMENT MANAGEMENT AND OTHER SERVICES......................................25

DETERMINATION OF NET ASSET VALUE..............................................29

CAPITAL STOCK.................................................................31

TAXES.........................................................................31

PERFORMANCE DATA..............................................................33

ADDITIONAL INFORMATION........................................................36

APPENDIX.....................................................................A-1

FINANCIAL STATEMENTS.........................................................B-1

                         INVESTMENT OF THE FUND'S ASSETS

     The Fund is an open-end management investment company with five portfolios, each of which is diversified. The investment objective and policies of each portfolio of the Fund (the "Portfolio(s)") are described in the applicable prospectus for the Portfolio. A further description of the Portfolios' investments and investment methods appears below.

U.S. GOVERNMENT SECURITIES. U.S. Government Securities (i.e., obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities) include securities issued by the U.S. Government, which in turn include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which mature more than one year after the date they are issued and less than ten years after the date they are issued) and Treasury Bonds (which mature more than ten years after the date they are issued). All securities issued by the U.S. Treasury are backed by the full faith and credit of the United States Government. U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Services Administration, Bank for Cooperatives, Federal Home Loan Banks, Federal Home Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Student Loan Marketing Association, Maritime Administration, the Tennessee Valley Authority and the District of Columbia Advisory Board. Securities issued or guaranteed by U.S. Government agencies and instrumentalities are not always supported by the full faith and credit of the United States. Some, such as securities issued by the Federal Home Loan Banks, are backed by the right of the agency or instrumentality to borrow from the Treasury. Others, such as securities issued by the Federal National Mortgage Association ("Fannie Mae"), are supported only by the credit of the instrumentality and not by the Treasury. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States Government in the event that the agency or instrumentality does not meet its commitment.

TIME DEPOSITS AND COMMERCIAL PAPER. The Portfolios may invest in fixed time deposits, whether or not subject to withdrawal penalties; however, investment in such deposits which are subject to withdrawal penalties, other than overnight deposits, are subject to the 10% limit on illiquid investments set forth in the Prospectus for each Portfolio.

     Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Portfolios will consist only of direct obligations issued by domestic and foreign entities which, at the time of purchase (a) have received a short-term rating in one of the two highest short-term rating categories by two of the following nationally recognized statistical rating organizations ("NRSROs") (or if only one NRSRO has issued a rating at the time the Fund purchases or rolls over the security, that NRSRO): Moody's Investors Service, Inc. ("Moodys"), Standard & Poor's Ratings Services ("S&P"), Fitch Investors Service, Inc. ("Fitch"), Duff and Phelps, Inc. ("Duff & Phelps"), Thomson BankWatch, Inc. and with respect to debt issued by banks, bank holding companies, United Kingdom building societies, broker-dealers and broker-dealers' parent companies, and bank-supported debt, IBCA Limited and its affiliate, IBCA Inc. or (b) if unrated, determined by OpCap Advisors LLC ("OpCap Advisors" or the "Investment Advisor") under guidelines established by the Board of Directors ("Board") to be of comparable quality to those rated obligations which may be purchased by the Portfolios. The other corporate obligations in which the Portfolios may invest consist of high quality, U.S. dollar denominated short-term bonds and notes (including variable amount demand notes) issued by domestic and foreign corporations.

     The commercial paper obligations which the Portfolios buy are unsecured and include variable rate notes. The nature and terms of a variable rate note (i.e., a "Master Note") permit a fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between a fund, as lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the Master Note. The issuer may prepay at any time and without penalty any part of, or the full amount of, the principal balance outstanding under the Master Note. The Master Note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus for each Portfolio, there is no limitation on the type of issuer from whom these notes will be purchased; however, in connection with such purchase and on an ongoing basis, the Investment Advisor will, subject to policies established by the Board of Directors of the Fund, consider and monitor on a continuous basis the ratings, earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes make demand simultaneously. A Portfolio will not invest more than 5% of its total assets in such variable rate notes.

BANK OBLIGATIONS. The Federal Deposit Insurance Corporation ("FDIC") insures the deposits of federally insured banks and savings and loan associations (collectively referred to as "banks") up to $100,000. A Portfolio may, within the limits set forth in the Prospectus and this Statement of Additional Information, purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $100,000 per bank; if the principal amount and accrued interest together exceed $100,000, the excess will not be insured. Insured bank obligations have limited marketability and the Portfolios will not limit investment in banks to the insured amount. Unless the Board of Directors determines that a readily available market exists for such obligations, a Portfolio will treat such obligations as subject to the 10% limit for illiquid investments unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

MUNICIPAL SECURITIES. The General Municipal Portfolio, California Municipal Portfolio and New York Municipal Portfolio (collectively the "Municipal Portfolios") invest primarily in tax-exempt securities. "Municipal Securities" refer to debt obligations issued by a state and its political subdivisions (for example, counties, cities, towns, villages, districts and authorities) and by territories and possessions of the U.S. the interest from which is, in the opinion of bond counsel, exempt from federal income tax and (i) California personal income taxes in the case of the California Municipal Portfolio, or (ii) New York State and New York City income taxes in the case of the New York Municipal Portfolio. Such obligations are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Securities may be issued include the refunding of outstanding obligations or obtaining funds for general operating expenses. Short-term Municipal Securities are generally issued by state and local governments and public authorities as interim financing in anticipation of collections, revenue receipts, or bond sales to finance such public purposes. In addition, certain types of "private activity" bonds may be issued by public authorities to finance privately operated housing facilities, and certain local facilities for water supply, gas, electricity, sewage or solid waste disposal, student loans, or the obtaining of funds to lend to public or private institutions for the construction of facilities such as educational, hospital and housing facilities. Such obligations are considered as Municipal Securities if the interest paid thereon is, in the opinion of bond counsel, exempt from federal income tax and (i) California personal income taxes in the case of the California Municipal Portfolio or (ii) New York State and New York City income taxes in the case of the New York Municipal Portfolio. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, constitute Municipal Securities, although the current federal laws place substantial limitations on the size of such issues. Municipal Securities also include short-term discount notes (tax-exempt commercial paper), which are promissory notes issued by municipalities to enhance their cash flows.

PARTICIPATION INTERESTS. The Municipal Portfolios may invest in Municipal Securities either by purchasing them directly or by purchasing certificates of actual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on Municipal Securities, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on the certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related Municipal Securities will be exempt from federal income tax (and in the case of the California and New York Municipal Portfolios applicable State and local tax) to the same extent as interest on the Municipal Securities. The Portfolio may also invest in Municipal Securities by purchasing from banks participation interests in all or part of specific holdings of Municipal Securities. These participations may be backed in whole or in part by an irrevocable letter of credit or guarantees of the selling bank and have "put" provisions allowing the Portfolio to compel the seller of the interest to purchase it on pre-determined terms. The selling bank may receive a fee from the Fund in connection with the arrangement. A Municipal Portfolio will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on Municipal Securities in which it holds such participation interests is exempt from federal income tax and (i) California personal income tax in the case of the California Municipal Portfolio or (ii) New York State and New York City income tax in the case of the New York Municipal Portfolio. The Municipal Portfolios do not expect to invest more than 5% of their respective total assets in participation interests.

LOAN PARTICIPATIONS. The Primary Portfolio may invest in short-term loan participations pursuant to agreements between the Fund and commercial banks which have been approved by the Board of Directors. Generally, these short-term loans have maturities ranging between fourteen days and six months (the Fund will not purchase any participation having maturities of longer than one year) and bear interest at a fixed rate payable at maturity. Loan participations do not provide recourse to the selling banks but are solely the obligation of the borrower, although the bank will have continuing responsibility for administering the loan, collecting payment at maturity and passing funds on to the Fund as they are received for which it receives a fee. The Fund will only participate in loans to companies whose outstanding securities and commercial paper are of a quality permissible for investment by the Fund. Loan participations are evidenced by non-negotiable Participation Certificates.

STAND-BY COMMITMENTS. The Municipal Portfolios have the authority to acquire stand-by commitments from banks and broker-dealers in connection with the purchase of Municipal Securities. A stand-by commitment may be considered a security independent of the Municipal Security to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying Municipal Security to a third party at any time. Each Portfolio anticipates that stand-by commitments generally will be available without the payment of direct or indirect consideration. The Portfolios do not expect to assign any value to stand-by commitments.

TENDER OPTION BONDS. The Municipal Portfolios may invest in long-term tax-exempt fixed rate instruments that have been converted into short-term tax-exempt variable rate demand instruments ("tender option bonds") by virtue of certain third party demand features. Tender option bonds are tax-exempt bonds with maturities of 5 to 25 years that bear interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that have been coupled with the agreement of a third party such as a bank pursuant to which such institution grants bondholders the option at periodic intervals (usually every six months but in no event less than every twelve months) to tender (put) their bonds to the institution and receive the face value thereof. Holders of tender option bonds are assessed periodic variable tender fees by the institution. Such fees are established for each tender period at a rate equal to the difference between the bonds' fixed coupon rate and the rate as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the tender option bonds to trade at par on the date of such determination. The purchase by the Municipal Portfolios of tender option bonds must comply with certain conditions established by the Securities and Exchange Commission.

FORWARD COMMITMENTS. The Portfolios may purchase money market securities on a forward commitment basis, which means that delivery and payment for such securities normally take place within 45 days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. The Portfolios will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Portfolio may sell these securities before the settlement date if it is deemed advisable. The Portfolios will not accrue income in respect of a security purchased on a forward commitment basis prior to its stated delivery date.

WHEN-ISSUED SECURITIES. The Portfolios may take advantage of offerings of eligible portfolio securities on a "when-issued" basis, i.e., delivery of and payment for such securities take place sometime after the transaction date on terms established on such date. Normally, settlement on municipal securities occurs within one month of the transaction date and settlement in U.S. Government Securities takes place within ten days. A Portfolio will only make when-issued commitments on eligible securities with the intention of actually acquiring the securities. If a Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or a loss due to market fluctuation. No when-issued commitments will be made if, as a result, more than 15% of a Portfolio's net assets would be so committed.

REPURCHASE AGREEMENTS. Each Portfolio may acquire securities subject to repurchase agreements. Under a typical repurchase agreement, a Portfolio would acquire a debt security for a relatively short period (usually from day to day and seldom for more than one week) subject to an obligation of the seller to repurchase and of the Portfolio to resell the debt security at an agreed-upon higher price and time, thereby establishing a fixed investment return during the Portfolio's holding period which is not subject to market fluctuations. The Portfolios will enter into repurchase agreements with primary dealers in U.S. Government securities as designated by the Federal Reserve Bank of New York or their subsidiaries or with the Fund's custodian. Under each repurchase agreement, the selling institution will be required to provide, as collateral, securities subject to such repurchase agreement whose market value is not less than the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the selling institution, including costs of disposing of such securities and any loss resulting from delays or restrictions upon a Portfolio's ability to dispose of the underlying securities. The Investment Advisor considers the creditworthiness of those dealers with which the Fund enters into repurchase agreements and monitors on an ongoing basis the value of securities subject to repurchase agreements to ensure that such value is maintained at the required level.

     The Portfolios may also enter into reverse repurchase agreements which involve the sale of securities held by a Portfolio with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Under normal circumstances there should be no need to enter into reverse repurchase agreements.

ILLIQUID INVESTMENTS. The Investment Advisor will not make investments as to which there exists the possibility of limited liquidity if thereafter more than 10% of the total assets of any Portfolio would consist of such investments. Such investments include (i) repurchase agreements maturing in more than seven days;
(ii) fixed time deposits subject to withdrawal penalties, other than overnight deposits; (iii) restricted securities, i.e., securities which cannot be sold freely due to legal or contractual restrictions on resale (the Fund does not expect to own such securities); (iv) securities and other assets for which a bona fide market does not exist at the time of purchase or subsequent valuation;
(v) insured bank obligations, unless the Board of Directors determines that a readily available market exists for such obligations; (vi) participation interest in loans extended by banks; (vii) variable rate obligations for which there is no readily available market; and (viii) securities of foreign issuers which are not listed on a recognized domestic or foreign securities exchange, but not including certain certificates of deposits of major foreign banks, banker's acceptances of major foreign banks and high quality commercial paper of major foreign issuers for which the Board of Directors determines that a readily available market exists. Notwithstanding the foregoing, obligations payable at principal amount plus accrued interest on or within seven days after demand are not included with the 10% limitation.

OBLIGATIONS OF FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS. Each Portfolio may invest in U.S. dollar-denominated securities of foreign banks, their branches and foreign branches of U.S. banks which are rated in one of the two highest rating categories or which are deemed to be of comparable quality, as determined by the Board of Directors. To the extent a Portfolio makes such investments, it will be subject to additional investment risks which differ from those incurred by an investment company that invests only in debt obligations of domestic U.S. banks. Such risks include political and economic developments of the country in which the bank or branch is located, possible imposition of withholding taxes on interest payable on the securities, possible seizure or nationalization of foreign deposits and the possible establishment of exchange control regulations or the adoption of other governmental restrictions that might affect the payment of principal and interest on such securities. Additionally, not all of the U.S. Federal and state banking laws and regulations applicable to domestic banks relating to maintenance of reserves (which are often lower), loan limits and promotion of financial soundness apply to foreign branches of domestic banks, and none of the laws and regulations apply to foreign banks. There may be greater difficulty in commencing legal action against foreign issuers than against U.S. issuers of securities.

RISKS. No Portfolio will make investments with the objective of capital growth. However, the market value of the securities held by the Portfolios, including U.S. Government Securities, may be affected by changes in general interest rates. Because the current market value of debt securities varies inversely with changes in prevailing interest rates, if interest rates increase after a security is purchased, the market value of that security would normally decline. Conversely, should interest rates decrease after a security is purchased, its market value would rise. However, those fluctuations in market value will not generally result in realized gains or losses to the Portfolios since the Portfolios do not usually intend to dispose of securities prior to their maturity. A debt security held to maturity is redeemable by its issuer at full principal value plus accrued interest. To a limited degree, the Portfolios may engage in short-term trading to attempt to take advantage of short-term variations, or may dispose of a portfolio security prior to its maturity if, on the basis of a revised credit evaluation of the issuer or other considerations, the Portfolio believes such disposition advisable or if it needs to generate cash to satisfy redemptions. In such cases, the Portfolios may realize a capital gain or loss. The securities in which the Portfolios will invest may not earn as high a level of current income as longer-term or lower-quality securities, which generally have less liquidity, greater market risk and more fluctuation in market value. Securities in which the Portfolios may invest are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or the state legislatures extending the time for payment of principal or interest or both or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of issuers to meet their obligations for the payment of interest and principal on their securities may be materially affected.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. Federal legislation limits the types and amounts of tax-exempt bonds issuable for certain purposes, especially for industrial development bonds and other types of so-called "private activity bonds." Such limits may affect the future supply and yields of these types of Municipal Securities. Further proposals limiting the issuance of Municipal Securities may well be introduced in the future. If it appeared that the availability of Municipal Securities and the value of that Portfolio could be materially affected by such changes in law, the Board of Directors would reevaluate its investment objective and policies and consider changes in the structure of that Portfolio or its dissolution. Any changes in basic investment objective or fundamental investment policies of any of the Portfolios must be approved by that Portfolio's shareholders before being effected.


                        SPECIAL CONSIDERATIONS REGARDING
                         NEW YORK MUNICIPAL OBLIGATIONS

     Since the New York Municipal Portfolio concentrates its investments in New York tax-exempt bonds, the Fund may be affected significantly by economic or regulatory developments affecting the ability of New York tax-exempt issuers to pay interest or repay principal. Investors should be aware that certain issuers of New York tax-exempt securities have experienced serious financial difficulties in recent years. A reoccurrence of these difficulties may impair the ability of certain New York issuers to maintain debt service on their obligations.

     On September 11, 2001, two hijacked passenger jetliners flew into the World Trade Center in New York City (the "City"), resulting in a substantial loss of life, destruction of the World Trade Center and damage to other buildings in the vicinity. Trading on the major New York stock exchanges was suspended until September 17, 2001, and business in the financial district was interrupted. Recovery efforts are continuing in the City`s financial district in lower Manhattan.

     The U.S. Congress passed emergency legislation which appropriates $40 billion for increased disaster assistance, increased security costs, rebuilding infrastructure systems and other public facilities, and disaster recovery and related activities, at least $20 billion of which is for disaster recovery activities and assistance in the states of New York (the "State"), Pennsylvania and Virginia. In addition, the state legislature increased the financing capacity of the Finance Authority by $2.5 billion to fund the City's costs related to or arising from the September 11 attack, and has authorized the New York City Transitional Finance Authority (the "Finance Authority") to issue debt without limit as to principal amount that is payable solely from State and Federal aid received on account of the disaster.

     The amount of City costs resulting from the September 11 attack is expected to substantially exceed the amount of Federal aid and State resources which, to date, have been identified by the Federal and State governments as available for these purposes. The City has preliminarily estimated that initial expenditures related to the September 11 attack are $11.413 billion for the police, fire and sanitation departments and other agencies; anti-terrorist preparedness;
emergency construction contracts for demolition, debris removal, stabilization and remediation of the World Trade Center site; business retention and rebuilding; and reconstruction initiatives and other City costs. The State and the City are seeking $54 billion of Federal resources to compensate the City and the State for expenditures related to the September 11 attack, to provide essential services and to stimulate the State economy. The State and City request includes $34 billion for rebuilding infrastructure, disaster recovery and debris removal and related activities at the World Trade Center site and additional amounts to provide essential services and to stimulate the State economy, including grants and tax incentives to build in lower Manhattan and retain employees in the State, Federal aid for costs of health coverage, unemployment insurance and workers' compensation and funding for various State transportation projects.


     Prior to the events of September 11, the national and local economies had been weakening, reflecting lower business investment, increased unemployment and, recently, a decline in consumer confidence. It is expected that the destruction of the World Trade Center will have substantial impact on the City and its economy. Reduced economic activity is expected to lower corporate profits, increase job losses and reduce consumer spending, which would result in reduced personal income and sales tax receipts and other business tax revenues for the City and could negatively affect real property values. The events of September 11 increased the risk of a recession and a delay in recovery. It is not possible to quantify at present with any certainty the short-term or long-term adverse impact of the September 11 events on the City and its economy, any offsetting economic benefits which may result from recovery and rebuilding activities and the amount of additional resources from Federal, State, City and other sources which will be required.

     In addition to the recent terrorist attacks in New York City, many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's financial plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the State's control.

     New York State is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy.

     In the calendar years 1987 through 1998, the State's rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and has been slower to recover. However, the situation has been improving during recent years. In 1999, for the first time in 13 years, the employment growth rate of the State surpassed the national growth rate. Although the State unemployment rate has been higher than the national rate since 1991, the gap between them has narrowed in recent years. State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies. Personal income is estimated to have grown by 7.8 percent in 2000, fueled in part by a large increase in financial-sector bonus payments at the beginning of the year and strong growth in total employment. Personal income is projected to grow 4.6 percent in 2001 and 3.9 percent in 2002. Bonus payments are projected to grow 2.4 percent in 2001 and 3.6 percent in 2002, representing distinctly lower growth than the 19.4 percent rate for 2000. Lower bonus growth is partly due to the volatility of the stock markets and weaker securities industry activity. Another factor contributing to the weaker personal income growth in 2001 and 2002 is the reduced growth rate of non-wage income, which is projected to be lower due to the general economic slowdown.

     The fiscal stability of New York State is related to the fiscal stability of the State's municipalities, its agencies and authorities (which generally finance, construct and operate revenue-producing public benefit facilities). This is due in part to the fact that agencies, authorities and local governments in financial trouble often seek State financial assistance. The experience has been that if New York City or any of the agencies or authorities suffers serious financial difficulty, both the ability of the State, the City, the State's political subdivisions, the agencies and the authorities to obtain financing in the public credit markets and the market price of outstanding New York tax-exempt securities are adversely affected.

     In recent years, State actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy and actions of the federal government have helped to create projected budget gaps for the State. These gaps result from a significant disparity between recurring revenues and the costs of maintaining or increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.

     The Preliminary 2002 Update projects a possible budget gap of $1.625 billion in fiscal year 2002, which reflects (i) preliminary projected tax revenue shortfalls, as a result of the September 11 attack, totaling $1 billion;
(ii) the loss of $145 million of assumed State and Federal actions which have not been implemented; (iii) the additional costs of wage increases for the uniformed force coalition above the civilian pattern.

     The fiscal stability of the State is related to the fiscal stability of its public authorities. Authorities have various responsibilities, including those which finance, construct and/or operate revenue-producing public facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts and restrictions set forth in their legislative authorization.

     Authorities are generally supported by revenues generated by the projects financed or operated, such as tolls charged for use of highways, bridges or tunnels, charges for electric power, electric and gas utility services, rentals charged for housing units and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for authorities. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to authorities under these arrangements, if local assistance payments are diverted the affected localities could seek additional State assistance. Some authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

     The State ended its 2000-01 fiscal year in balance on a cash basis, with a reported closing balance in the General Fund of $1.1 billion. On September 21, 2001, the State Division of the Budget ("DOB") prepared its financial plan for the 2001-02 fiscal year (the "Financial Plan".) The Financial Plan reflected the enactment of a "baseline" budget for the 2001-2002 fiscal year on August 3, 2001, which did not approve new funding proposals in the Governor's Executive Budget, and legislative action on September 13, 2001 with respect to certain reappropriations. The Financial Plan for the 2001-02 fiscal year projects General Fund disbursements of $41.99 billion, with a closing balance in the General Fund of $2.71 billion, including a projected reserve of $1.48 billion for economic uncertainties. DOB has previously projected budget gaps of $2.5 billion in 2002-03 and $2.9 billion in 2003-04, and preliminary analysis by DOB indicates that the potential gaps for such years produced the legislative actions of the 2001-02 budget are comparable to these estimates.

     The Financial Plan for fiscal year 2001-02 and the projected gaps for subsequent years do not yet contain any revisions related to the September 11 attack. However, DOB has stated that it expects that the attack will depress, at least temporarily, the normal growth in State tax receipts and will increase the State's operating costs. A preliminary assessment by DOB suggests that the loss of receipts will be in the range of $1 billion to $3 billion in fiscal year 2001-02 and in the range of $2 billion to $6 billion in fiscal year 2002-03 as a result of disruption to tax payment processes and business activity in a number of economic sectors, including finance, insurance, real estate and tourism. In addition, DOB has noted that, in the long term, the most significant risk is the possible loss of financial sector firms and related businesses to other states. DOB has stated that it anticipates that the State will take necessary actions to maintain budget balance for the remainder of the 2001-02 fiscal year, including the use of available reserves. DOB expects to revise its spending and revenue estimates in future updates as the fiscal impact of the September 11 attack becomes clearer and more information is known. On October 16, 2001, the Governor announced a plan to reduce State spending by at least $3 billion for fiscal years 2001-2002 and 2002-03 through a hiring freeze, early retirements, refinancing of State debt, reductions in nonessential State expenditures and additional expenditure reductions to be identified by State agencies.


     S&P and Fitch rate the State's general obligation bonds "AA" and Moody's rates the State's general obligation bonds "A2." New York City's general obligation bonds were assigned ratings of "A" from S&P, "A+" from Fitch and "A2" from Moody's. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of the State Municipal Obligations in which the Portfolio invests.

     Over the long term, the State and New York City face potential economic problems. New York City accounts for a large portion of the State's population and personal income, and New York City's financial health affects the State in numerous ways. New York City continues to require significant financial assistance from the State. New York City depends on State aid both to enable it to balance its budget and to meet its cash requirements. The State could also be affected by the ability of the City to market its securities successfully in the public credit markets.


                        SPECIAL CONSIDERATIONS REGARDING
                        CALIFORNIA MUNICIPAL OBLIGATIONS

     The  California  Municipal  Portfolio  may  be  particularly   affected  by
political, economic or regulatory developments affecting the ability of California issuers to pay interest or repay principal. Provisions of the California Constitution and State statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to maintain debt service on their obligations. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers.

     Certain debt obligations held by the Portfolio may be obligations of issuers which rely in whole or in substantial part on California state revenues for the continuance of their operations and payment of their obligations.
Whether and to what extent the California Legislature will continue to appropriate a portion of the State's General Fund to counties, cities and their various entities, is not entirely certain. To the extent local entities do not receive money from the State to pay for their operations and services, their ability to pay debt service on obligations held by the Portfolio may be impaired.

     Certain tax-exempt securities in which the Portfolio may invest may be obligations payable solely from the revenues of specific institutions, or may be secured by specific properties, which are subject to provisions of California law which could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be subject to state laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property.

     The most significant economic conditions affecting California's fiscal health include the state's energy supply and cost issues, the terrorist attacks of September 11, 2001, and the weak U.S. economy. As a result of the events on September 11th and a slow-down in the U.S. economy, the State views its economic and revenue outlook with increased uncertainty. Of particular importance to California General Fund revenues, the stock market's decline below the level assumed by California for the third quarter of 2001 will likely result in revenues from capital gains and stock options falling below projections. Any decrease in economic activity is likely to lead to a decline in tax revenues, including personal income tax, sales tax, bank and corporation tax, insurance tax and other taxes.

     During 1999 and 2000 California experienced difficulties with the prices and supplies of natural gas and electricity in much of the State. The difficulties are likely to continue for several years. The State Department of Finance believes that the potential economic impacts of the utility situation, including increased energy costs, are mitigated by the fact that California is a relatively energy-efficient state, ranking 49th among the 50 states in energy expenditures as a percent of gross product, according to US Department of Energy data for 1997. Nonetheless, the Department believes there is potential for economic disruption during the summer peak in electricity demand if power supplies are interrupted, and that longer term business investment and location decisions may be adversely affected by potential disruptions. At the same time, the Department believes efforts to expand electric generating capacity and natural gas transmission pipelines should help relieve these concerns over the next several years.

     In mid-2000, wholesale electricity prices in California began to rise swiftly and dramatically. Retail electricity rates permitted to be charged by California's investor-owned utilities had previously been frozen by California law. The resulting shortfall between revenues and costs adversely affected the creditworthiness of the investor-owned utilities and their ability to purchase electricity. In January 2001, the Governor of California determined that electricity available from California's utilities was insufficient to provide widespread and prolonged disruption of electric service in California and proclaimed a state of emergency. The Governor directed the Department of Water Resources ("DWR") of the State to enter into contracts and arrangements for the purchase and sale of electric power as necessary to assist in mitigating the effects of the emergency. DWR began selling electricity to approximately 10 million retail end-use customers in California. DWR purchases power from wholesale suppliers under long-term contracts and in short-term and spot market transactions. DWR announced plans to issue approximately $12.5 billion aggregate principal amount of revenue bonds in a series of bond sales to finance and refinance the Power Supply Program. Between January 17, 2001 and August 23, 2001, DWR has committed $10.2 billion under the Power Supply Program.

     California is the most populous state in the nation with a total population estimated at 34.5 million. The State now comprises 12.5% of the nation's population and 12.7% of its total personal income. Its economy is broad and diversified with major concentrations in high technology research and manufacturing, aerospace and defense-related manufacturing, trade, entertainment, real estate, and financial services. After experiencing strong growth throughout much of the 1980s, from 1990-1993 the State suffered through a severe recession, the worst since the 1930's, heavily influenced by large cutbacks in defense/aerospace industries and military base closures and a major drop in real estate construction. California's economy has been recovering and growing steadily stronger since the start of 1994, to the point where the State's economic growth is outpacing the rest of the nation. The unemployment rate, while still higher than the national average, fell to an average of 4.9% in 2000, compared to over 10% at the worst of the recession. California's economic recovery from the recession is continuing at a strong pace.

     The California economy avoided the national slowdown during the second half of 2000 and entered 2001 with very strong momentum. The State accounted for more than two-thirds of all new jobs created in the nation on an April 2000-to-April 2001 comparison. Of particular note, manufacturing employment, down by 553,000 nationwide over the past year, actually posted a 12,000-job gain in California on an April-to-April comparison.

     Information released by the State in November 2001 indicated that the State's economy had been slowing prior to September 11, particularly in the high technology sector centered in the Silicon Valley and in the construction sector. The State's economy showed further weakness after that date, and the prospects of a prompt recovery were dimmed as a result of the attacks. Earlier projections were that the State's economy would start to rebound beginning in early 2002, but it now appears likely there will be continued weakness until at least the first half of 2002. Nevertheless, the State reported that the California economy continued to outperform the nation as a whole.

     The ratings on California's long-term general obligation bonds were reduced in the early 1990's from "AAA" levels which had existed prior to the recession. After 1996, the three major rating agencies raised their ratings of California's general obligation bonds, which, as of January 2002, were assigned ratings of "A+" from S&P's. "A1" from Moody's and "AA" from Fitch. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of the State Municipal Obligations in which the Portfolio invests.

     Revenue bonds represent both obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by such revenue bonds. Such enterprises and projects include transportation projects, various public works and exposition projects, educational facilities (including the California State University and University of California systems), housing, health facilities, and pollution control facilities.

     The State is party to numerous legal proceedings, many of which normally occur in governmental operations and which, if decided against the State, might require the State to make significant future expenditures or impair future revenue sources. Constitutional and statutory amendments as well as budget developments may affect the ability of California issuers to pay interest and principal on their obligations. The overall effect may depend upon whether a particular California tax-exempt security is a general or limited obligation bond and on the type of security provided for the bond. It is possible that other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future.


                             INVESTMENT RESTRICTIONS

     The significant investment restrictions applicable to each Portfolio are described in the applicable Prospectus for the Portfolio. The following are fundamental policies and, together with the restrictions and other fundamental policies described for each Portfolio, cannot be changed without the vote of a majority of the outstanding voting securities of that Portfolio, as defined in the Investment Company Act of 1940 (the "1940 Act"). Such a majority is defined as the lesser of (a) 67% or more of the shares of a Portfolio present at a meeting of shareholders of the Fund, if the holders of more than 50% of the outstanding shares of a Portfolio are present or represented by proxy or (b) more than 50% of the outstanding shares of a Portfolio. For purposes of the following restrictions and those contained in the Prospectus: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total assets does not require elimination of any security from a Portfolio.

     Under these additional restrictions, each Portfolio cannot: (a) invest in commodities or commodity contracts; (b) purchase or sell real property (including limited partnership interests); however, each Portfolio may purchase securities of issuers which engage in real estate operations and securities which are secured by real estate or interests therein; (c) purchase securities on margin (except for such short-term loans as are necessary for the clearance of purchases of portfolio securities) or make short sales of securities except "against the box"; (d) underwrite securities of other companies except in so far as the Fund may be deemed to be an underwriter under the Securities Act of 1933 in disposing of a security; (e) invest in securities of other investment companies except in connection with merger, consolidation, reorganization or acquisition of assets; (f) invest in interests, including leases, in oil, gas or other mineral exploration or development; (g) invest in securities of any issuer if, to the knowledge of the Investment Advisor, any officer or director of the Fund or any officer or director of the Investment Advisor owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer; (h) pledge its assets or assign or otherwise encumber its assets in excess of 15% of its total assets (taken at market value at the time of pledging) and then only to secure borrowings effected within the limitations set forth in the Prospectus. While such borrowings exceed 5% of any Portfolio's net assets no further portfolio investments may be made. The Fund is required under the 1940 Act to maintain continuous asset coverage of

300% with respect to such borrowing; (i) invest for the purpose of exercising control or management of another company; and (j) issue senior securities as defined in the 1940 Act except insofar as the Portfolio may be deemed to have issued a senior security by reason of: (1) entering into any repurchase agreement; or (2) borrowing money in accordance with restrictions described above; (k) invest in warrants. In addition, in order to comply with a state's securities laws, the Fund has agreed not to make loans to any person or individual except that portfolio securities may be loaned within the limitations set forth in the Prospectus.

     The  following  are  additional  fundamental  policies  for the  identified
Portfolios: (1) the General Municipal Portfolio may not, under normal circumstances invest less than 80% of the value of its net assets (plus the amount of any borrowings for investment purposes) in investments the income from which is exempt from federal and state taxes, (2) the California Municipal Portfolio may not invest less than 80% of the value of its net assets (plus the amount of any borrowings for investment purposes) in investments the income from which is exempt from federal and California taxes and (3) the New York Municipal Portfolio may not invest less than 80% of the value of its net assets (plus the amount of any borrowings for investment purposes) in investments the income from which is exempt from federal and New York State and New York City taxes.


     In addition,  the following is a non-fundamental  policy for the Government
Portfolio: (1) the Government Portfolio may not, under normal circumstances, invest less than 80% of the value of its net assets (plus the amount of any borrowings for investment purposes) in securities issued by the U.S. Government, its agencies, and instrumentalities. The Fund has adopted a policy to provide shareholders with at least 60 days prior notice of any change in this policy.


                             DIRECTORS AND OFFICERS

     The Fund is governed by a Board of Directors which is responsible for protecting the interests of shareholders under Maryland law. The Directors meet periodically throughout the year to oversee the Fund's activities, review the performance and to review the actions of the Investment Advisor.

     The Directors and officers of the Fund, their ages, the position they hold with the Fund, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the Fund complex that the Director oversees and any other directorships held by the Director are listed in the two tables immediately following. Except as shown, each Director's and officer's principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Director may have held different positions with such employer(s). Unless otherwise indicated, the business address of the persons listed below is 1345 Avenue of the Americas, New York, New York 10105. As of February 28, 2002, all of the directors and officers of the Fund, as a group, owned less that 1% of the outstanding shares of each Portfolio of the Fund.

                                                 DIRECTORS
==================== ============== ================ ======================== ============== ================
        (1)               (2)             (3)                  (4)                 (5)             (6)
                                                                                NUMBER OF
                                        TERM OF                                PORTFOLIOS
                                      OFFICE AND            PRINCIPAL            IN FUND          OTHER
       NAME           POSITION(S)      LENGTH OF          OCCUPATION(S)          COMPLEX      DIRECTORSHIPS
      ADDRESS          HELD WITH         TIME              DURING PAST         OVERSEEN BY       HELD BY
      AND AGE            FUND           SERVED+              5 YEARS            DIRECTOR        DIRECTOR
      -------            ----           ------               -------            --------        --------

==================== ============== ================ ======================== ============== ================
STEPHEN J.           President,                      Managing Director of          48              N/A
TREADWAY*            Chairman of                     Allianz Dresnder Asset
Age: 54              the Board                       Management of America
                                                     L.P. ("ADAM");
                                                     Managing Director and
                                                     Chief Executive
                                                     Officer, PIMCO Funds
                                                     Distributors LLC

V. LEE BARNES        Director                        Principal, Glenville          13              N/A
Age: 65                                              Associates, management
                                                     consultants to the
                                                     insurance industry;
                                                     President, Chief
                                                     Executive Officer and
                                                     Director of Net
                                                     Learning Services
                                                     Corporation since
                                                     January 1999; Director
                                                     of Davis International
                                                     Banking Consultants
                                                     since July 1993;
                                                     previously, consultant
                                                     and acting
                                                     Vice-President of
                                                     Smyth, Sanford &
                                                     Gerard Professional
                                                     Liability L.L.C., an
                                                     insurance underwriting
                                                     agency.

PAUL Y. CLINTON      Director                        Principal of Clinton          18        Capital Cash
Age: 71                                              Management Associates,                  Management
                                                     a financial and                         Trust;
                                                     venture capital                         Narragansett
                                                     consulting firm;                        Tax-Free Fund;
                                                     formerly, Director,                     Rochester Fund
                                                     External Affairs,                       Municipals;
                                                     Kravco Corporation, a                   Rochester
                                                     national real estate                    Portfolio
                                                     owner and property                      Series Limited
                                                     management                              Term New York

                                                 DIRECTORS
==================== ============== ================ ======================== ============== ================
        (1)               (2)             (3)                  (4)                 (5)             (6)
                                                                                NUMBER OF
                                        TERM OF                                PORTFOLIOS
                                      OFFICE AND            PRINCIPAL            IN FUND          OTHER
       NAME           POSITION(S)      LENGTH OF          OCCUPATION(S)          COMPLEX      DIRECTORSHIPS
      ADDRESS          HELD WITH         TIME              DURING PAST         OVERSEEN BY       HELD BY
      AND AGE            FUND           SERVED+              5 YEARS            DIRECTOR        DIRECTOR
      -------            ----           ------               -------            --------        --------

==================== ============== ================ ======================== ============== ================
                                                     corporation;                            Municipals and
                                                     Preisdent, of Essex                     Bond Fund
                                                     Management                              Series;
                                                     Corporation, a                          Oppenheimer
                                                     management consulting                   Convertible
                                                     company; President of                   Securities
                                                     Geneve Corp., a                         Fund;
                                                     venture capital fund;                   Oppenheimer
                                                     Chairman of Woodland                    Mid Cap Fund
                                                     Capital Corp., a small
                                                     business investment
                                                     company; Vice
                                                     President of W.R.
                                                     Grace & Co.

THOMAS W. COURTNEY   Director                        Principal of Courtney         18        Rochester Fund
Age: 67                                              Associates, Inc., a                     Municipals;
                                                     venture capital                         Rochester
                                                     business; formerly,                     Portfolio
                                                     General Partner,                        Series Limited
                                                     Trivest Venture Fund,                   Term New York
                                                     a private venture                       Municipals and
                                                     capital fund;                           Bond Fund
                                                     President of Federated                  Series;
                                                     Investment Counseling,                  Oppenheimer
                                                     Inc.; President of                      Convertible
                                                     Boston Company                          Securities
                                                     Institutional                           Fund;
                                                     Investors;  Director                    Oppenheimer
                                                     of several privately                    Mid Cap Fund;
                                                     owned corporations;                     Hawaiian
                                                     Director of Financial                   Tax-Free
                                                     Analysts Federation.                    Trust;
                                                                                             Tax-Free Trust
                                                                                             of Arizona

LACY B. HERRMANN     Director                        Chairman of the Board         18        Churchill Cash
Age: 72                                              and Chief Executive                     Reserves
                                                     Officer of Aquila                       Trust, Aquila
                                                     Management                              - Cascadia
                                                     Corporation, the                        Equity Fund,
                                                     sponsoring                              Pacific
                                                     organization and                        Capital Cash
                                                     administrator and/or                    Assets Trust,
                                                     advisor or sub-advisor                  Pacific
                                                     to a group of 15 funds                  Capital U.S.
                                                     consisting of seven                     Treasuries
                                                     single-state, tax-free                  Cash Assets

                                                 DIRECTORS
==================== ============== ================ ======================== ============== ================
        (1)               (2)             (3)                  (4)                 (5)             (6)
                                                                                NUMBER OF
                                        TERM OF                                PORTFOLIOS
                                      OFFICE AND            PRINCIPAL            IN FUND          OTHER
       NAME           POSITION(S)      LENGTH OF          OCCUPATION(S)          COMPLEX      DIRECTORSHIPS
      ADDRESS          HELD WITH         TIME              DURING PAST         OVERSEEN BY       HELD BY
      AND AGE            FUND           SERVED+              5 YEARS            DIRECTOR        DIRECTOR
      -------            ----           ------               -------            --------        --------

==================== ============== ================ ======================== ============== ================
                                                     municipal bond funds,                   Trust, Pacific
                                                     six money market funds                  Capital
                                                     and two regional                        Tax-Free Cash
                                                     equity funds, since                     Assets Trust,
                                                     1984 and Chairman of                    Prime Cash
                                                     the Board of Trustees                   Fund,
                                                     of each of these                        Narragansett
                                                     funds; Vice President,                  Insured
                                                     Director, Secretary                     Tax-Free
                                                     and former Treasurer                    Income Fund,
                                                     of Aquila                               Tax-Free Fund
                                                     Distributors, Inc.,                     for Utah,
                                                     distributor of each of                  Churchill
                                                     the above funds, since                  Tax-Free Fund
                                                     1981; President and                     of Kentucky,
                                                     Chairman of the Board                   Tax-Free Fund
                                                     of Trustees of Capital                  of Colorado,
                                                     Cash Management Trust                   Tax-Free Trust
                                                     ("CCMT") and an                         of Oregon,
                                                     Officer and                             Tax-Free Trust
                                                     Trustee/Director of                     of Arizona,
                                                     its predecessors;                       Hawaiian
                                                     President and Director                  Tax-Free
                                                     of STCM Management                      Trust, and
                                                     Company, Inc., sponsor                  Aquila Rocky
                                                     and Adviser  to CCMT;                   Mountain
                                                     Chairman, President                     Equity Fund;
                                                     and a Director of
                                                     InCap Management
                                                     Corporation, formerly,
                                                     sub-adviser and
                                                     administrator of Prime
                                                     Cash Fund and
                                                     Short-term Asset
                                                     Reserves; Trustee
                                                     Emeritus of Brown
                                                     University since 1996;
                                                     Trustee of Hopkins
                                                     School since 1993.

                                                 DIRECTORS
==================== ============== ================ ======================== ============== ================
        (1)               (2)             (3)                  (4)                 (5)             (6)
                                                                                NUMBER OF
                                        TERM OF                                PORTFOLIOS
                                      OFFICE AND            PRINCIPAL            IN FUND          OTHER
       NAME           POSITION(S)      LENGTH OF          OCCUPATION(S)          COMPLEX      DIRECTORSHIPS
      ADDRESS          HELD WITH         TIME              DURING PAST         OVERSEEN BY       HELD BY
      AND AGE            FUND           SERVED+              5 YEARS            DIRECTOR        DIRECTOR
      -------            ----           ------               -------            --------        --------

==================== ============== ================ ======================== ============== ================
THEODORE T. MASON    Director                        Executive Director of         13        Capital Cash
Age: 66                                              Louisiana Power                         Management
                                                     Partners L.L.C. since                   Trust; Prime
                                                     1999 and of East Wind                   Cash Fund
                                                     Power Partners LTd.                     (inactive);
                                                     since 1994; First Vice                  Short Term
                                                     President of the                        Asset
                                                     Alumni Association of                   Reserves;
                                                     SUNY Maritime College                   Hawaiian
                                                     (Second Vice                            Tax-Free
                                                     President 1998-2000)                    Trust; Pacific
                                                     and Director of the                     Capital Cash
                                                     same organizations                      Assets Trust;
                                                     since 1997; Director                    Churchill Cash
                                                     of STCM Management                      Reserves Trust
                                                     Company, Inc.;                          (inactive);
                                                     Director of the                         Pacific
                                                     Maritime Industry                       Capital
                                                     Museum at Fort                          Tax-Free Cash
                                                     Schuyler; Trustee of                    Assets Trust;
                                                     Maritime College at                     Pacific
                                                     Fort Schuyler                           Capital U.S.
                                                     Foundation, Inc. since                  Government
                                                     2000; Director of Navy                  Securities
                                                     League of the New York                  Cash Asset
                                                     Council, 2002; former                   Trust ;
                                                     National Officer of                     Churchill
                                                     the Naval Reserve                       Tax-Free Fund
                                                     Association and                         of Kentucky
                                                     Commanding Officer of
                                                     four Naval Reserve
                                                     nits, Captain USNR
                                                     (Ret.)

+ Under the Fund's By-Laws, each Director shall serve until his or her successor is elected and qualified.

* Interested person" as defined in the 1940 Act because of relationship with OpCap Advisors LLC, the Fund's Investment Advisor.

                                              OFFICERS
=================== =============== =============== ======================= =============== =================
       (1)               (2)             (3)                 (4)                 (5)              (6)
                                      TERM OF                                 NUMBER OF
                                     OFFICE AND           PRINCIPAL         PORTFOLIOS IN        OTHER
       NAME          POSITION(S)      LENGTH OF         OCCUPATION(S)        FUND COMPLEX    DIRECTORSHIPS
     ADDRESS          HELD WITH         TIME             DURING PAST         OVERSEEN BY         HELD BY
     AND AGE             FUND          SERVED+             5 YEARS             DIRECTOR         DIRECTOR
     -------             ----          ------              -------             --------         --------
=================== =============== =============== ======================= =============== =================
WILLIAM P.          Executive                       Managing Director of         N/A              N/A
MCDANIEL            Vice President                  Oppenheimer Capital
Age: 56                                             since 1995.

BRIAN S. SHLISSEL   Executive                       Senior Vice President        N/A              N/A
Age: 37             Vice                            of PIMCO Funds
                    President and                   Advisors LLC since
                    Treasurer                       July 1999; Vice
                                                    President of Mitchell
                                                    Hutchins Asset
                                                    Management Inc., from
                                                    1993 to 1999.

MATTHEW GREENWALD   Vice                            Sr. Vice President of        N/A              N/A
Age: 47             President and                   Oppenheimer Capital
                    Portfolio                       since 1997.
                    Manager

BENJAMIN GUTSTEIN   Vice                            Vice President of            N/A              N/A
Age: 33             President and                   Oppenheimer Capital
                    Portfolio                       since 1996.
                    Manager

MICHAEL  B.         Secretary                       Vice President of            N/A              N/A
ZUCKERMAN                                           ADAM since 2001;
Age: 37                                             formerly, Associate,
                                                    Dechert Price and
                                                    Rhoads; Associate
                                                    Counsel, Metropolitan
                                                    Life Insurance.

+ Under the Fund's Bylaws, an officer serves for one year and until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Officers hold office at the pleasure of the Directors.

     For Directors and officers of the Fund, positions held with affiliated persons or principal underwriters of the Fund are listed in the following table:

=============================== ================================================
             (1)                                       (2)
                                    POSITIONS HELD WITH AFFILIATED PERSONS OR
             NAME                      PRINCIPAL UNDERWRITERS OF THE FUND
             ----                      ----------------------------------
=============================== ================================================
Stephen J. Treadway             Managing   Director,    ADAM;   Executive   Vice
                                President,  OpCap  Advisors  LLC;  President and
                                Chief Executive Officer, Chairman and President,
                                six registered  investment companies in the ADAM
                                Fund   Complex;    President,   six   registered
                                investment companies in the ADAM Fund Complex.

William P. McDaniel             Vice  President,  OpCap  Advisors LLC,  Managing
                                Director, Oppenheimer Capital LLC

Brian S. Shlissel               Senior Vice President, PIMCO Funds Advisors LLC;
                                Senior  Vice  President  and  Treasurer,   OpCap
                                Advisors  LLC;   Executive  Vice  President  and
                                Treasurer of OCC Accumulation  Trust,  Treasurer
                                of  Municipal  Advantage  Fund Inc.,  President,
                                Chief  Executive  Officer and Treasurer of Fixed
                                Income SHares; Treasurer and Principal Financial
                                and   Accounting   Officer,    four   registered
                                investment companies in the ADAM Fund Complex.

Matthew Greenwald               Vice President,  OpCap Advisors LLC; Senior Vice
                                President,  Oppenheimer  Capital LLC;  Executive
                                Vice President of Municipal Advantage Fund Inc., a closed-end investment company.

Benjamin Gutstein               Vice   President,   OpCap   Advisors  LLC;  Vice
                                President,   Oppenheimer   Capital   LLC;   Vice
                                President   and   Portfolio   Manager   of   OCC
                                Accumulation   Trust,  an  open-end   investment
                                company.

Michael B. Zuckerman            Vice  President,   ADAM;  Vice  President,   OCC
                                Distributors LLC; Vice President, OpCap Advisors
                                LLC;  Secretary;   three  registered  investment
                                companies  in the ADAM Fund  Complex;  Assistant
                                Secretary, four registered investment companies in the ADAM Fund Complex.


COMMITTEES OF THE BOARD OF DIRECTORS

The Fund's Audit Committee is composed entirely of Directors who are not "interested persons" of the Fund, Advisor or its affiliates within the meaning of the 1940 Act. The Audit Committee convened once during the fiscal year ended November 30, 2001. The principal functions of the Audit Committee are to recommend to the Board of Directors the appointment of the Fund's independent accountants, to review with the independent accountants the scope, performance and anticipated cost of their audit and to receive and consider a report from the independent accountants concerning their conduct of the audit, including the form of the opinion proposed to be rendered and any comments or recommendations the independent accountants might have in that connection.


SECURITIES OWNERSHIP

     For each Director, the following table discloses the dollar range of equity securities beneficially owned by the Director in the Fund and, on an aggregate basis, in any registered investment companies overseen by the Director within the Fund's family of investment companies. No Independent Director or his immediate family members beneficially own securities of either the Investment Advisor or OCC Distributors LLC (the "Distributor") or any person directly or indirectly controlling, controlled by or under common control with the Investment Advisor or Distributor.

====================== ====================== ==================================
           (1)                   (2)                         (3)
                                               AGGREGATE DOLLAR RANGE OF EQUITY
                                                 SECURITIES IN ALL REGISTERED
                                                 INVESTMENT COMPANIES OVERSEEN
                       DOLLAR RANGE OF EQUITY      BY DIRECTOR IN FAMILY OF
     NAME OF TRUSTEE   SECURITIES IN THE FUND        INVESTMENT COMPANIES
====================== ====================== ==================================
V. Lee Barnes                   None                         None
Paul Y. Clinton                 None                         None
Thomas W. Courtney              None                         None
Lacy B. Herrmann                None                         None
Theodore T. Mason               None                         None
Stephen J. Treadway             None                         None


COMPENSATION OF OFFICERS AND DIRECTORS. All officers of the Fund are officers or employees of Oppenheimer Capital or its affiliates and receive no salary or fee from the Fund. The following table sets forth the information regarding compensation received by the Directors who are not "interested persons" of the Fund during its fiscal year ended November 30, 2001.

                                                                     TOTAL
                                    PENSION OR                   COMPENSATION,
                                    RETIREMENT     ESTIMATED   INCLUDING ACCRUED
                                     BENEFITS        ANNUAL        RETIREMENT
                     AGGREGATE       ACCRUED        BENEFITS     BENEFITS, FROM
NAME OF DIRECTOR   COMPENSATION     AS PART OF        UPON      THE FUND AND THE
OF THE FUND        FROM THE FUND  FUND EXPENSES*   RETIREMENT     FUND COMPLEX
-----------        -------------  --------------   ----------     ------------
V. Lee Barnes        $28,437        $     0           N/A           $ 58,537
Paul Clinton          28,437         30,693        $39,038           158,855
Thomas Courtney       28,437         30,693         39,768           162,231
Lacy Herrmann         28,437         30,693         39,153           182,123
Theodore Mason        28,437              0           N/A             58,537

* Under the retirement plan adopted by the Board in 1998, a retired Director may receive up to 80% of his or her average compensation paid during that Director's five years of service in which the highest compensation was paid. A Director must serve in that capacity for the Fund or OCC Accumulation Trust for at least 15 years to be eligible for the maximum payment.

For the purpose of this section only, "Fund Complex" includes the Fund, OCC Accumulation Trust and Oppenheimer Quest Value Fund, in accordance with the instructions for Form N-1A. The Investment Advisor does not consider Oppenheimer Quest Value Fund to be part of its "Fund Complex," as that term may be otherwise interpreted.

                         PRINCIPAL HOLDERS OF SECURITIES

As of February 28, 2002, the following persons owned of record or were known by the Fund to own beneficially 5% of the outstanding shares of any Portfolio of the Fund.

HOLDER                                      PORTFOLIO                 PERCENTAGE
--------------------------        ------------------------------      ----------

CIBC World Markets                      Primary Portfolio               98.78%
Omnibus Account
For the benefit of clients
417 5th Avenue
New York, NY 10016

CIBC World Markets                     Government Portfolio             95.85%
Omnibus Account
For the benefit of clients
417 5th Avenue
New York, NY 10016

CIBC World Markets                 General Municipal Portfolio          97.30%
Omnibus Account
For the benefit of clients
417 5th Avenue
New York, NY 10016

CIBC World Markets                 New York Municipal Portfolio         82.74%
Omnibus Account
For the benefit of clients
417 5th Avenue
New York, NY 10016

CIBC World Markets                California Municipal Portfolio        99.82%
Omnibus Account
For the benefit of clients
417 5th Avenue
New York, NY 10016


                    INVESTMENT MANAGEMENT AND OTHER SERVICES

THE INVESTMENT ADVISOR. OpCap Advisors LLC ("OpCap Advisors"), the investment advisor to the Fund, is a wholly-owned subsidiary of Oppenheimer Capital LLC ("OpCap"), a registered investment advisor. OpCap is an indirect wholly-owned subsidiary of Allianz Dresdner Asset Management U.S. Equities LLC, a wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P.("ADAM"), a registered investment advisor. Employees of OpCap and ADAM perform all investment advisory and management services to the Fund on behalf of the Investment Advisor.

ADAM is a Delaware limited partnership whose sole general partner is Allianz-PacLife Partners LLC. Allianz-PacLife Partners LLC is a Delaware limited liability company with two members, ADAM U.S. Holding LLC (formerly PIMCO Holding LLC), a Delaware limited liability company and Pacific Asset Management LLC, a Delaware limited liability company. ADAM U.S. Holding LLC's sole member is Allianz Dresnder Asset Management of America LLC, a wholly- owned subsidiary of Allianz of America, Inc., which is wholly owned by Allianz AG. Pacific Asset Management LLC is a wholly-owned subsidiary of Pacific Life Insurance Company who is a wholly-owned subsidiary of Pacific Mutual Holding Company. Allianz A.G. indirectly holds a controlling interest in ADAM. Allianz AG is a European-based, multinational insurance and financial services holding company. Pacific Life Insurance Company owns an indirect minority equity interest in ADAM and is a California-based insurance company.


THE  ADVISORY  AGREEMENT.   OpCap  Advisors  provides  investment  advisory  and
management services to the Fund pursuant to an Advisory Agreement dated November 5, 1997.

     Under the Advisory Agreement, the Investment Advisor is required to: (i) regularly provide investment advice and recommendations to each Portfolio with respect to its investments, investment policies and the purchase and sale of securities; (ii) supervise continuously and determine the securities to be purchased or sold by each Portfolio and the portion, if any, of each Portfolio's assets to be held uninvested; and (iii) arrange for the purchase of securities and other investments by each Portfolio and the sale of securities and other investments held in each Portfolio's assets.

     The Advisory Agreement also requires the Investment Advisor to provide for the business management for the Fund and its Portfolios, including (1) making arrangements for accountants, counsel and other parties to perform services for the Portfolios, (2) preparation and filing of reports required by federal securities and "blue sky" laws, shareholder reports and proxy materials and (3) arranging for and supervising the continuous distribution of each Portfolio and the provision of continuous administrative services to Portfolio shareholders.

     Expenses not expressly assumed by the Investment Advisor under the Advisory Agreement are paid by the Portfolios. These include fees to the Investment
Advisor, custodian, transfer agent and shareholder servicing expenses, directors' fees and expenses, legal and audit expenses, stock issuance costs, certain printing, postage, federal and state registration costs, annual meeting costs, and organizational and non-recurring expenses, including litigation.

     The Fund may pay certain broker-dealers, including its former affiliate CIBC World Markets ("CIBC World Markets") or other financial intermediaries whose customers are Fund shareholders for performing shareholder servicing functions, such as opening new shareholder accounts, processing purchase and redemption transactions and responding to inquiries regarding the Portfolios' current yield and the status of shareholder accounts. The Fund may pay for the electronic communications equipment maintained at the broker-dealers' offices that permits access to the Fund's computer files and, in addition, reimburses the broker-dealers at cost for personnel expenses involved in providing these services. All such payments and reimbursements must be approved in advance by the Fund's Board of Directors. Currently, any such payments to CIBC World Markets are capped at 2 basis points of average daily net assets of CIBC World Markets's customers. The following amounts were paid or accrued to CIBC World Markets as reimbursement for shareholder services: for the fiscal year ended November 30, 2001: $558,381, $15,806, $23,069, $14,096, and
$9,917; for the fiscal year ended November 30, 2000: $503,399, $15,255, $21,625,
$13,714 and $9,450,  respectively;  for the fiscal year ended November 30, 1999:
$477,012, $18,299, $27,648, $12,841 and $13,462,  respectively,  with respect to the Primary, Government, General Municipal, California Municipal and New York Municipal Portfolios.

     The Fund also may pay certain broker-dealers, including CIBC World Markets, for performing certain administrative services for accounts in the Fund including providing beneficial owners with statements indicating their positions in the Fund, posting dividend payments to beneficial owners' accounts, and providing shareholder information to enable the Fund to mail prospectuses, annual and semi-annual reports to beneficial owners. Such payments are limited to 5 basis points of average daily net assets of each broker-dealer's customers. CIBC World Markets also is paid a fee of $9.25 per shareholder account for performing recordkeeping.

     The Investment Advisory Agreement (The "Agreement") provides that in absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations thereunder, the Investment Advisor is not liable for any act or omission in the course of, or in connection with, the rendition of services thereunder. The Agreement permits the Investment Advisor to act as investment advisor for any other person, firm or corporation.

     For each Portfolio, the advisory fee is at the annual rate of .50% on the first $100 million of average daily net assets, .45% on the next $200 million of average daily net assets, and .40% of average daily net assets in excess of $300 million. The fee is accrued daily and paid monthly. Under the Investment Advisory Agreement, the Investment Advisor guarantees that the total expenses of each Portfolio in any fiscal year, exclusive of taxes, interest, and brokerage fees, shall not exceed, and undertakes to pay or refund to the Portfolio any amount by which such expenses do exceed, 1% (net of any expense offsets) of that Portfolio's average annual net assets. For the fiscal year ended November 30, 2001, the total advisory fees accrued or paid for the Primary Portfolio was $11,531,151 and the total advisory fees accrued or paid for the Government, General Municipal, California Municipal and New York Municipal Portfolios was $468,916, $588,115, $352,858 and $290,656 (prior to a waiver of $21,592), respectively. For the fiscal year ended November 30, 2000, the total advisory fees accrued or paid for the Primary Portfolio was $10,420,235 and the total advisory fees accrued or paid for the Government, General Municipal, California Municipal and New York Municipal Portfolios was $426,359, $560,923, $342,477 and $278,265, (prior to waiver of $15,795), respectively. For the fiscal year ended November 30, 1999, the total advisory fees accrued or paid by the Primary Portfolio was $9,867,390 and the total advisory fees accrued or paid by the Government, General Municipal, California Municipal and New York Municipal Portfolios were $478,975, $653,803, $335,555 and $344,235.

THE DISTRIBUTION ASSISTANCE PLAN. The Fund has a Distribution Assistance and Administrative Services Plan (the "Plan") with OCC Distributors LLC (the "Distributor"). Under the Plan, the Fund may be provided with distribution assistance and/or administrative services through broker-dealers, banks and other depository institutions and other financial intermediaries and administrative services. The fee payable by the Portfolios under the Plan is 0.25% of the average daily value of each Portfolio's net assets. The services to be obtained are believed to be permissible activities under present banking laws and regulations, and the Directors of the Fund will take appropriate actions (which should not adversely affect the Fund or its shareholders) in the future to maintain such legal conformity should any changes in, or interpretations of, such laws or regulations occur. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. For the fiscal year ended November 30, 2001, the total fees accrued or paid by the Primary, Government, General Municipal, California Municipal and New York Municipal Portfolios under the Plan were $7,081,970, $234,660, $298,960, $176,429 and $145,328, respectively. Although the Plan compensates the Distributor regardless of its expense, the Distributor has spent more on distribution expenses for the Fund than it has received in distribution fees during each fiscal year that the Fund has been in operation.

     The amounts above were paid by the Distributor to dealers as compensation.

THE DISTRIBUTION AGREEMENT. The Fund has entered into a Distribution Agreement with the Distributor, an affiliated broker-dealer of the Investment Advisor. Under the Distribution Agreement, the Distributor acts as the Fund's agent (underwriter) in the continuous public offering of its shares. Also under the Agreement, the Fund makes no payment to the Distributor or any other party and expenses normally attributable to sales, other than those paid by the Investment Advisor, are borne by the Distributor.

PORTFOLIO TRANSACTIONS. Portfolio decisions are based on the judgment and actions of the Investment Advisor. As most, if not all, purchases made by the Fund are principal transactions at net prices, the Fund pays little brokerage commission. Prices of portfolio securities purchased from underwriters of new issues include a commission or concession paid by the issuer to the underwriter, and prices of debt securities from dealers include a spread between the bid and asked prices. The Investment Advisor seeks to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers during the course of an underwriting in return for their execution and research services, which are intangible and on which no dollar value can be placed. There is no formula for such allocation. The research information may or may not be useful to one or more of the Portfolios and/or other accounts of the Investment Advisor; information received in connection with directed orders of other accounts managed by the Investment Advisor or its affiliates may or may not be useful to one or more of the Portfolios. Such information may be in written or oral form and includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the activities of the Investment Advisor, to make available additional views for consideration and comparison, to enable the Investment Advisor to obtain market information for the valuation of securities held in a Portfolio's assets.

     The Investment Advisor currently serves as investment manager to a number of clients, including other investment companies, and in the future may act as investment manager or advisor to others. It is the practice of the Investment Advisor to cause purchase or sale transactions to be allocated among the Portfolios and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Portfolios and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of each Portfolio and other client accounts.


                        DETERMINATION OF NET ASSET VALUE

     The net asset value per share of each Portfolio is determined each day the New York Stock Exchange (the "Exchange") is open, as of 4:00 p.m. New York time, that day by dividing the value of a Portfolio's net assets by the number of its shares outstanding.

     The Portfolios operate under a rule (the "Rule") of the Securities and Exchange Commission under the 1940 Act which permits them to value securities in the portfolios on the basis of amortized cost. The amortized cost method of valuation is accomplished by valuing a security at its cost adjusted by straight-line amortizing to maturity any discount with respect to the Primary and Government Portfolios or premium with respect to all Portfolios, regardless of the impact of fluctuating interest rates on the market value of the security. The method does not take into account unrealized gains or losses.

     There may be periods during which the value, as determined by amortized cost, may be higher or lower than the price a Portfolio would receive if it sold its securities on a particular day. During periods of declining interest rates, the daily yield on a Portfolio's shares may tend to be higher (and net investment income and daily dividends lower) than under a like computation made by a fund with identical investments, which utilizes a method of valuation based upon market prices. The converse would apply in a period of rising interest rates.

     The Fund's Board of Directors has established procedures designed to stabilize the Portfolios' price per share as computed for purpose of sales and redemptions at $1.00. Under the Rule, such procedures must include review of portfolio holdings by the Board of Directors at such intervals as it deems appropriate, and at such intervals as are reasonable in light of current market conditions, to determine whether the Portfolios' net asset value calculated by using available market quotations deviates from the per share value based on amortized cost. "Available market quotations" may include actual quotations, estimates of market value reflecting current market conditions based on quotations or estimates of market value for individual portfolio instruments or values obtained from yield data relating to a directly comparable class of securities published by reputable sources. Under the Rule, whenever the deviation of the current net asset value per share based on available market quotations from a Portfolio's amortized cost price per share reaches 1/2 of 1%, the Board must promptly consider what action, if any, will be initiated. However, the Board has adopted a policy under which it will be required to consider what action to take whenever the deviation of the current net asset value per share based on available market quotations from a Portfolio's amortized cost price per share reaches .003. When the Board believes that the extent of any deviation may result in material dilution or other unfair results to potential investors or existing shareholders, it is to take such action as it deems appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results. Such actions could include the sale of portfolio securities prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or payment of distributions from capital or capital gains, redemptions of shares in kind, or establishing a net asset value per share using available market quotations.

     A "business day," during which purchases and redemptions of Fund shares can become effective and the transmittal of redemption proceeds can occur, is considered for Fund purposes as any day the Exchange is open for trading; however, on any such day that is an official bank holiday in Massachusetts, neither purchases nor wired redemptions can become effective because Federal Funds cannot be received or sent by State Street Bank & Trust Company. On such days, therefore, the Fund can only accept redemption orders for which shareholders desire remittance by check. The right of redemption may be suspended or the date of a redemption payment postponed for any period during which the Exchange is closed (other than customary weekend and holiday closings), when trading in the markets which the Fund normally utilizes is restricted, or an emergency (as determined by the Securities and Exchange Commission) exists, or the Commission has ordered such a suspension for the protection of shareholders. Conversely, during certain periods of emergency, during which the Exchange may be closed but other facilities necessary for the Fund to conduct business are open, the Fund may treat such periods as "business days" and conduct normal business. The New York Stock Exchange's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. It may also close on other days. The value of a shareholder's investment at the time of redemption may be more or less than his cost, depending on the market value of the securities held by the Fund at such time and the income earned.

                                  CAPITAL STOCK

     The Fund has authority to issue shares of capital stock classified as "Common Stock." The shares of common stock are classified into five separate series. The shares of each series are freely transferable and equal as to earnings, assets and voting privileges with all other shares of that series. There are no conversion preemptive or other subscription rights. Upon liquidation of the Fund or any series, shareholders of a series are entitled to share pro rata in the net assets of that series available for distribution to shareholders after all debts and expenses have been paid. The shares do not have cumulative voting rights.


                                      TAXES

     Each Portfolio intends to continue to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended ("Code"). Provided that a Portfolio (a) is a regulated investment company and (b) distributes at least 90% of its taxable net investment income (including, for this purpose, net realized short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses), the Portfolio will not be liable for Federal income taxes to the extent that its taxable net investment income and its net realized long-term and short-term capital gains are distributed to its shareholders. In addition, provided that a Portfolio distributes to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains, the Portfolio will avoid the imposition of a 4% excise tax.

         Shareholders normally will be liable for federal income taxes, and any applicable state and/or local income taxes, on distributions of taxable net investment income and net realized capital gains. Any net short-term and long-term capital gains realized by a Portfolio will be distributed annually as described in the Prospectus. Distributions of taxable net investment income and short-term capital gains are taxable as ordinary income, regardless of whether the shareholder receives such distributions in additional shares or in cash. Distributions of long-term capital gains will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held shares of the Portfolio and regardless of whether the distribution is received in additional shares or in cash, and will be designated as long-term capital gain dividends in a written notice mailed by the Portfolio to shareholders after the close of the Portfolio's taxable year. If a shareholder receives a long-term capital gain dividend with respect to any share and if the share has been held by the shareholder for six months or less, then any loss (to the extent not disallowed pursuant to the other six-month rule described below relating to exempt-interest dividends) on the sale or exchange of such share will be treated as a long-term capital loss to the extent of the long-term capital gain dividend. At November 30, 2001, accumulated net realized capital losses available as a reduction against future net realized capital gains were:
General--$36,059, of which $33,497 will expire in 2003, $1,853 will expire in 2005 and $709 will expire in 2006; California--$4,861, of which $4,268 will expire in 2004 and $593 will expire in 2005; New York--$12,022, of which $11,228 will expire in 2003 and $794 will expire in 2005. To the extent that these capital loss carryforwards are used to offset future net realized capital gains, the gains offset will not be distributed to shareholders. During the fiscal year ended

November 30, 2001, Primary, California and New York utilized $2,307, $20,000 and $9,375, respectively, of capital loss carryforwards from prior years.

     Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by a Portfolio of any taxable net investment income and net realized short-term capital gains.

     The Municipal Portfolios are designed to provide investors with current income which is excluded from gross income for Federal income tax purposes and with respect to the New York Municipal and California Municipal Portfolios, exempt from New York State and New York City personal income taxes and from California personal income tax, respectively. Investment in the Portfolios would not be suitable for tax-exempt institutions, qualified retirement plans, H.R. 10 plans and individual retirement accounts since such investors would not gain any additional tax benefit from the receipt of tax-exempt income. Although each of the Municipal Portfolios expects to be relieved of all or substantially all Federal and state income or franchise taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, that portion of a Portfolio's income which is treated as earned in any such state or locality could be subject to state and local tax. Any such taxes paid by a Portfolio would reduce the amount of income and gains available for distribution to shareholders.

     Because the Municipal Portfolios will distribute exempt-interest dividends, interest on indebtedness incurred by a shareholder to purchase or carry shares of a Portfolio is not deductible for Federal income and New York State and New York City personal income tax purposes and California personal income tax purposes. If a shareholder receives exempt-interest dividends with respect to any share and if such share is held by the shareholder for six months or less, then any loss on the sale or exchange of such share may, to the extent of such exempt-interest dividends, be disallowed. In addition, the Code may require a shareholder, if he or she receives exempt-interest dividends, to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, that portion of any exempt-interest dividend paid by a Portfolio which represents income derived from private activity bonds held by the Portfolio may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds, or a "related person" thereof. Moreover, as noted in the applicable Prospectus for the Municipal Portfolios, some (and potentially all) of a Portfolio's dividends may be a specific preference item or a component of an adjustment item, for purposes of the Federal individual and corporate alternative minimum taxes with resulting tax for individuals and corporations subject to such alternative minimum tax ("AMT"). In addition, the receipt of dividends and distributions from a Portfolio also may affect a foreign corporate shareholder's Federal "branch profits" tax liability and a Subchapter S corporate shareholder's Federal "excess net passive income" tax liability. Shareholders should consult their own tax advisors as to whether they are (a) substantial users with respect to a facility or related to such users within the meaning of the Code or (b) subject to a Federal alternative minimum tax, the Federal environmental tax, the Federal branch profits tax or the Federal excess net passive income tax.

     Each shareholder will receive after the close of the calendar year an annual statement as to the Federal income tax status of his or her dividends and distributions from the Portfolio for the prior calendar year. These statements also will designate the amount of exempt-interest dividends that is a specified preference item for purposes of the Federal individual and corporate alternative minimum taxes. Each shareholder of the General Municipal Portfolio will also receive a report of the percentage and source on a state-by-state basis of interest income on municipal obligations received by the Portfolio during the preceding calendar year. Each shareholder of the New York Municipal Portfolio will receive an annual statement as to the New York State and New York City personal income tax status of his or her dividends and distributions from such Portfolio for the prior calendar year and each shareholder of the California Municipal Portfolio will receive an annual statement as to the California State personal income tax status of his or her dividends and distributions from such Portfolio for the prior calendar year. Shareholders should consult their tax advisors as to any other state and local taxes that may apply to these dividends and distributions. In the event that a Municipal Portfolio derives taxable net investment income, it intends to designate as taxable dividends the same percentage of each day's dividend as its actual taxable net investment income bears to its total taxable net investment income earned on that day. Therefore, the percentage of each day's dividend designated as taxable, if any, may vary from day to day.

     If a shareholder fails to furnish a correct taxpayer identification number, fails to fully report dividend or interest income or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to backup withholding, then the shareholder may be subject to a "backup withholding tax" (currently 30%) with respect to (a) taxable dividends and distributions, and (b) the proceeds of any redemptions of shares of a Portfolio. An individual's taxpayer identification number is his or her social security number. The backup withholding tax is not an additional tax and may be credited against a taxpayer's regular Federal income tax liability.

     The foregoing is only a summary of certain tax considerations generally affecting each Portfolio and its shareholders, and is not intended as a substitute for careful tax planning. Individuals are often exempt from state and local personal income taxes on distributions of tax-exempt interest income derived from obligations of issuers located in the state in which they reside when these distributions are received directly from these issuers, but are usually subject to such taxes on income derived from obligations of issuers located in other jurisdictions. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations.


                                PERFORMANCE DATA

YIELDS. Yields on portfolio securities depend on a variety of factors, including general money market conditions, effective marginal tax rates, the financial condition of the issuer, general conditions of the fixed-income or tax-exempt securities market, the size of particular offerings, the maturity of obligations and the rating of an issue. The ratings of the rating organizations represent their opinions as to the quality of the securities which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity and interest rate with different ratings may have the same yield. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, due to such factors as changes in the overall demand or supply of various types of securities or changes in the investment objectives of investors. Subsequent to purchase, an issue of Municipal Securities or other investments may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Portfolio. Neither event will require the elimination of an investment by a Portfolio, but the Investment Advisor will consider such an event in its determination of whether a Portfolio should continue to hold an investment.

     Yield information may be useful to investors in reviewing a Portfolio's performance. However, a number of factors should be considered before using yield information as a basis for comparison with other investments. An investment in any of the Portfolios of the Fund is not insured, as is typically the case with deposits in a bank or savings and loan; yield is not guaranteed and normally will fluctuate on a daily basis. The yield for any given past period is not an indication or representation of future yields or rates of return. Yield is affected by portfolio quality, portfolio maturity, type of instruments held and operating expenses. When comparing a Portfolio's yield with that of other investments, investors should understand that certain other investment alternatives such as money market instruments or bank accounts provide fixed yields and also that bank accounts may be insured.

     From time to time the Fund may advertise yield figures. Reference in advertisements may be made to ratings and rankings among similar funds by independent evaluators such as Lipper Analytical Services Inc. and Donoghue's Money Fund Report, and the performance of the Portfolios may be compared to recognized indices of market performance.

     There are two methods by which the Portfolios' yield for a specified period of time is calculated.

     The first method, which results in an amount referred to as the "current yield," assumes an account containing exactly one share at the beginning of the period. The net asset value of this share will be $1.00. The net change in the value of the account during the period is then determined by subtracting this beginning value from the value of the account at the end of the period; however, capital changes (i.e., realized gains and losses from the sale of securities and unrealized appreciation and depreciation) are excluded from the calculation. Thus, the dividends used in the yield computation may not be the same as the dividends actually declared, as the capital changes in question may be included in the dividends declared. Instead, the dividends used in the yield calculation will be those which would have been declared if the capital changes had not affected the dividends. This net change in the account value is then divided by the value of the account at the beginning of the period and the resulting figure (referred to as the "period base return") is then annualized by multiplying it by 365 and dividing it by the number of days in the period; the result is the "current yield." Normally a seven day period will be used in determining yields (both the current and the effective yield discussed below) in published or mailed advertisements.

     The second method results in an amount referred to as the "effective yield." This represents an annualization of the current yield with dividends reinvested daily. This effective yield for a seven day period would be computed by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7 and subtracting 1 from the result.

     "Tax equivalent yield" is calculated by dividing the percentage of the current yield or the effective yield which is not subject to federal income tax by the reciprocal of the applicable federal tax rate and adding the percentage of the current or effective yield to the quotient.

TAX EQUIVALENT CURRENT YIELD = T/r + R

r = reciprocal of applicable tax rate (1.00 - tax rate = r)
T = % of yield which is tax-exempt
R = % of yield taxable

The "current yield" is calculated for the indicated period according to the following formula:

CURRENT YIELD = (Base Period Return) x 365/7

The "effective yield" is calculated for the indicated period according to the following formula:

EFFECTIVE YIELD = [(Base Period Return + 1) 365/7 ]-1

Where: Base Period Return is the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts and dividing the difference by the value of the account at the beginning of the base period.


                           YIELD FOR SEVEN DAY PERIOD

PORTFOLIO                            YIELD FOR SEVEN-DAY PERIOD ENDED 11/30/01
---------                            -----------------------------------------
                                     CURRENT                          EFFECTIVE
Primary                               1.98%                             2.00%
Government                            1.62%                             1.63%
General Municipal                     0.76%                             0.76%
California Municipal                  0.69%                             0.69%
New York Municipal                    0.52%                             0.52%

                      TAX EQUIVALENT YIELD -- 30 DAY PERIOD

                 FOR THE 30-DAY PERIOD ENDED NOVEMBER 30, 2001

PORTFOLIO                                AT FEDERAL INCOME TAX RATE OF 39.1%*
---------                                ------------------------------------
General Municipal                                        3.37%
California Municipal                                     3.02%
New York Municipal                                       3.30%

* A portion of the tax-exempt dividends paid by the Portfolios is treated as a tax preference item for individuals subject to the alternative minimum tax. For the fiscal year ended November 30, 2001, 34.11%, 6.87%, and 15.77%, respectively, of distributions for the General, California and New York Municipal Portfolios were tax preference items; for the calendar year ended December 31, 2001, 23.72%, 4.62% and 9.72%, respectively, of distributions were tax preference items. In addition, certain corporate shareholders which are subject to the alternative minimum tax may also have to take remaining distributions by the Portfolios into account in computing the alternative minimum tax. The tax equivalent yield for the California Municipal Portfolio is based on an assumed California State tax rate of 9.3%. The tax equivalent yield for the New York Municipal Portfolio is based on an assumed New York state tax rate of 6.85%; if a shareholder was a New York City resident, the tax-equivalent yield would have been 5.45%, based on an assumed New York City tax rate of 3.83%.


                             ADDITIONAL INFORMATION

DESCRIPTION OF THE FUND. The Fund was formed under the laws of Maryland on April 27, 1989 under the name Quest Cash Reserves, Inc. The name of the Fund was changed to OCC Cash Reserves, Inc. on January 31, 1996. It is not contemplated that share certificates will be issued or regular annual meetings of the shareholders will be held. The Fund will provide without charge to any stockholder, upon request to the Secretary at the Corporation's principal office, (a) a full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the shares of each class of stock which the Corporation is authorized to issue, (b) the differences in the relative rights and preferences between the shares of each series to the extent they have been set, and (c) the authority of the Board of Directors to set the relative rights and preferences of subsequent series.

POSSIBLE ADDITIONAL PORTFOLIO SERIES. If additional Portfolios are created by the Board of Directors, shares of each such Portfolio will be entitled to vote as a class only to the extent permitted by the 1940 Act (see below) or as permitted by the Board of Directors. Expenses not otherwise identified with a particular Portfolio will be allocated fairly among two or more Portfolios by the Board of Directors.

     Under Rule 18f-2 of the 1940 Act, any matter to be submitted to a vote of shareholders of any investment company that has two or more series outstanding is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in that Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of directors or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036, serves as the independent accountants of the Fund and of each Portfolio; their services include auditing the annual financial statements of each Portfolio as well as other related services.

CUSTODIAN AND TRANSFER AGENT. The custodian of the assets, transfer agent and shareholder servicing agent for the Fund is State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110.

TELEPHONE REDEMPTIONS AND EXCHANGES. In the absence of negligence on the part of the Transfer Agent or gross negligence on the part of the Fund, neither the Fund, the Transfer Agent nor their affiliates shall be liable for any loss, cost or expense caused by unauthorized telephone redemption and exchange instructions.

                                    APPENDIX

      DESCRIPTION OF COMMERCIAL PAPER AND MUNICIPAL BOND AND NOTE RATINGS

COMMERCIAL PAPER RATINGS

     Moody's commercial paper ratings are opinions of the ability of issuers to repay promissory obligations when due. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime 1 - Superior Ability for Repayment; Prime 2 - Strong Ability for Repayment; Prime 3 - Acceptable Ability for Repayment.

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned the highest rating, "A," are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers "1", "2" and "3" to indicate the relative degree of safety. The designation "A-1" indicates that the degree of safety regarding timely payment is either overwhelming or very strong. The "A+" designation is applied to those issues rated "A-1" which possess overwhelming safety characteristics. Capacity for timely payment on issues with the designation "A-2" is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

     Fitch's commercial paper ratings represent Fitch's assessment of the issuer's ability to meet its obligations in a timely manner. The assessment places emphasis on the existence of liquidity. Ratings range from F-1+ which represents exceptionally strong credit quality to F-4 which represents weak credit quality.

     Duff & Phelps' short-term ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers' acceptances, irrevocable letters of credit and current maturities of long-term debt. Emphasis is placed on liquidity. Ratings range from Duff 1+ for the highest quality to Duff 5 for the lowest, issuers in default. Issues rated Duff 1+ are regarded as having the highest certainty of timely payment. Issues rated Duff 1 are regarded as having very high certainty of timely payment.

     Thomson's BankWatch, Inc. assigns only one Issuer Rating to each company, based upon a qualitative and quantitative analysis of the consolidated financials of an issuer and its subsidiaries. The rating incorporates TBW's opinion of the vulnerability of the company to adverse developments which may impact the marketability of its securities, as well as the issuer's ability to repay principal and interest. Ratings range from A for highest quality to E for the lowest, companies with very serious problems.

BOND RATINGS

     A bond rated "Aaa" by Moody's is judged to be the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is deemed secure. While the various protective elements may change, such foreseeable changes are unlikely to impair the fundamentally strong position of such issues. Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. Margins of protection on "Aa" bonds may not be as large as on "Aaa" securities or fluctuations of protective elements may be of greater magnitude or there may be other elements present which make the long-term risks appear somewhat larger than "Aaa" securities. Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future. Bonds rated "Baa" are considered medium grade obligations whose interest payments and principal security appear adequate for the present but lack certain protective elements or may be characteristically unreliable over any great length of time. Moody's applies numerical figures "1", "2" and "3" in each generic rating classification from "Aa" through "B" in its corporate bond rating system. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

     Debt rated "AAA" by Standard & Poor's has the highest rating assigned by it. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a strong capacity to pay interest and repay principal and differs from "AAA" issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Debt rated "AAA," the highest rating by Fitch, is considered to be of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Debt rated "AA" is regarded as very high credit quality. The obligor's ability to pay interest and repay principal is very strong. Debt rated "A" is of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt with higher ratings. Debt rated "BBB" is of satisfactory credit quality. The obligor's ability to pay interest and repay principal is adequate, however a change in economic conditions may adversely affect timely payment. Plus (+) and minus (-) signs are used with a rating symbol (except AAA) to indicate the relative position within the category.

     Debt rated AAA, the highest rating by Duff & Phelps, is considered to be of the highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt. Debt rated AA is regarded as high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

NOTE RATINGS

MOODY'S

MIG 1/VMIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

STANDARD & POOR'S

SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 -- Satisfactory capacity to pay principal and interest.

DESCRIPTION OF MOODY'S FOUR HIGHEST MUNICIPAL BOND RATINGS

     Aaa. Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa. Bonds which are rated Aa are judged to be of high quality by all standards. They are rated lower than the Aaa bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which made the long-term risks appear somewhat larger than in Aaa securities.

     A. Bonds which are rated A are judged to be upper medium grade obligations. Security for principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e.; they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

DESCRIPTION OF S&P'S FOUR HIGHEST MUNICIPAL BOND RATINGS

     AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. The AA rating may be modified by the addition of a plus or minus sign to show relative standing within the AA rating category.

     A. Debt rated A is regarded as safe. This rating differs from the two higher ratings because, with respect to general obligation bonds, there is some weakness which, under certain adverse circumstances, might impair the ability of the issuer to meet debt obligations at some future date. With respect to revenue bonds, debt service coverage is good but not exceptional and stability of pledged revenues could show some variations because of increased competition or economic influences in revenues.

     BBB. Bonds rated BBB are regarded as having adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in the A category.

DESCRIPTION OF FITCH'S FOUR HIGHEST MUNICIPAL BOND RATINGS

     Debt rated "AAA," the highest rating by Fitch, is considered to be of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Debt rated "AA" is regarded as very high credit quality. The obligor's ability to pay interest and repay principal is very strong. Debt rated "A" is of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt with higher ratings. Debt rated "BBB" is of satisfactory credit quality. The obligor's ability to pay interest and repay principal is adequate, however a change in economic conditions may adversely affect timely payment. Plus (+) and minus (-) signs are used with a rating symbol (except AAA) to indicate the relative position within the category.

DESCRIPTION OF MOODY'S HIGHEST RATINGS OF STATE AND MUNICIPAL NOTES AND OTHER SHORT-TERM LOANS

     Moody's ratings for state and municipal notes and other short-term loans are designated "Moody's Investment Grade" ("MIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. A short-term rating designated VMIG may also be assigned on an issue having a demand feature. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term borrowing. Symbols used will be as follows:

     MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

DESCRIPTION OF S&P'S RATINGS OF STATE AND MUNICIPAL NOTES AND OTHER SHORT-TERM LOANS

     Standard & Poor's tax exempt note ratings are generally given to such notes that mature in three years or less. The two higher rating categories are as follows:

     SP-1. Very strong or strong capacity to pay principal and interest. These issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2. Satisfactory capacity to pay principal and interest

                              FINANCIAL STATEMENTS

NOVEMBER 30, 2001
SCHEDULES OF INVESTMENTS

----------------------------------------------------------------------
PRIMARY PORTFOLIO
----------------------------------------------------------------------
PRINCIPAL
AMOUNT
(000)                                                       VALUE
----------------------------------------------------------------------
BANK NOTES--1.6%
  $   50,000   Banc One North America
                 Chicago, Inc., 2.15%, 12/31/01
                 (amortized cost--$50,000,000)       $    50,000,000
                                                     ---------------

CERTIFICATES OF DEPOSIT--28.0%
      50,000   ABN-Amro Bank North America
                 Chicago Inc.,
                 1.87%, 2/11/02                           50,000,995
     100,000   Bank of Nova Scotia,
                 2.37%-2.38%, 12/3/01-12/11/01           100,000,166
     100,000   Banque Nationale de Paris
                 Paribas Group,
                 2.32%-3.52%, 12/10/01-12/17/01          100,000,345
      50,000   Barclay Bank plc,
                 2.07%, 2/1/02                            50,000,857
     100,000   Canadian Imperial Bank
                 of Commerce,
                 3.37%, 12/24/01                         100,000,000
      85,000   RaboBank Nederland NV,
                 2.42%-3.83%, 6/24/02-10/21/02            85,005,812
      25,000   Royal Bank of Canada,
                 5.20%, 2/20/02                           24,998,932
     100,000   Royal Bank Scotland,
                 2.38%-2.44%, 12/27/01-1/9/02            100,000,897
      75,000   Societe Generale NA,
                 2.49%-3.42%, 12/3/01-12/17/01            75,000,000
      75,000   Svenska Handelsbanken Inc.,
                 2.31%-2.36%, 11/19/02-11/26/02           75,007,233
      90,000   Toronto Dominion Bank,
                 3.41%-3.66%, 12/17/01-1/22/02            90,000,892
                                                     ---------------
TOTAL CERTIFICATES OF DEPOSIT
  (amortized cost--$850,016,129)                         850,016,129
                                                     ---------------

COMMERCIAL PAPER--51.2%
      85,000   Abbey National NA Corp.,
                 2.03%-2.22%, 12/19/01-1/29/02            84,794,803
      89,000   American Express Credit Corp.,
                 1.90%-2.00%, 12/20/01-12/26/01           88,888,328
      60,000   Banc One Financial Corp.,
                 1.97%-2.34%, 12/6/01-12/12/01            59,970,807
      70,000   Barclay US Funding Corp.,
                 1.98%-2.47%, 12/11/01- 12/27/01          69,899,806
      47,642   British Columbia (Province of),
                 1.93%-2.25%, 4/10/02-5/30/02             47,229,530
     124,380   Canadian Wheat Board,
                 1.98%-3.67%, 12/13/01-4/4/02            124,066,610
      40,000   Eksportfinans A/S,
                 2.00%, 1/15/02                           39,900,000
      50,000   General Electric Capital Corp.,
                 2.05%-3.24%, 2/25/02-3/8/02              49,659,319
      43,000   General Electric Capital Services, Inc.
                 2.05%, 2/25/02                           42,789,419
      25,000   General Motors Acceptance Corp.,
                 3.495%, 1/28/02                          24,859,229
      30,000   Glaxo Wellcome plc,
                 2.38%, 12/10/01                          29,982,150
      50,000   Goldman Sachs Group L.P.,
                 2.28%-2.48%, 1/22/02-1/28/02             49,818,611
     110,000   Halifax plc,
                 2.50%-3.57%, 12/10/01-12/24/01          109,830,707
     100,000   Morgan Stanley Dean Witter & Co.,
                 1.98%-2.10%, 12/10/01-1/7/02             99,865,193
      50,000   Queensland Treasury Corp.,
                 2.15%, 1/7/02                            49,889,514
      20,000   Rio Tinto America, Inc.,
                 2.04%, 1/14/02                           19,950,133
      97,325   Rio Tinto Ltd.
                 2.25%-2.40%, 12/5/01-1/22/02             97,161,998
     100,000   Royal Bank of Canada,
                 1.85%-3.60%, 12/10/01-2/5/02             99,847,708
      50,000   Societe Generale NA,
                 2.45%, 12/31/01                          49,897,917
      20,000   Svenska Handelsbanken, Inc.,
                 2.25%, 1/18/02                           19,940,000
      95,000   Tyco Capital Corp.,
                 2.21%-3.39%, 12/4/01-2/14/02**           94,854,446
      75,000   UBS Finance, Inc.,
                 2.15%, 12/3/01                           74,991,042
      79,119   Volkswagon of America, Inc.,
                 2.05%-3.51%, 12/3/01-1/4/02              79,052,872
      25,000   Wal Mart Stores, Inc.,
                 2.03%, 12/11/01                          24,985,903
      24,000   Wells Fargo Financial Corp.,
                 2.02%, 2/25/02                           23,884,187
                                                     ---------------
Total Commercial Paper
  (amortized cost--$1,556,010,232)                     1,556,010,232
                                                     ---------------

U.S. GOVERNMENT AGENCIES--18.7%
     345,000   Federal Home Loan Bank,
                 1.97%-4.90%, 2/7/02-11/19/02*           345,000,000
      67,795   Federal Farm Credit Bank,
                 4.19%, 5/1/02                            67,804,816
     155,000   Student Loan Marketing Association,
                 2.035%-2.205%, 12/4/01*                 155,000,000
                                                     ---------------

PRINCIPAL
AMOUNT
(000)                                                       VALUE
----------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES (CONT'D.)

Total U.S. Government Agencies
   (amortized cost--$567,804,816)                    $   567,804,816
                                                     ---------------
Total Investments
   (amortized cost--$3,023,831,177+)          99.5%    3,023,831,177

Other assets less liabilities                  0.5        15,695,947
                                             -----   ---------------
Net Assets                                   100.0%  $ 3,039,527,124
                                             =====   ===============

----------------------------------------------------------------------
GOVERNMENT PORTFOLIO
----------------------------------------------------------------------

FANNIE MAE--50.0%

  $    3,000   1.76%, 6/24/02                        $     2,969,933
       2,000   1.84%, 1/31/02                              1,993,764
       7,000   2.00%, 1/31/02                              6,976,278
      12,200   2.03%, 12/3/01-12/17/01                    12,195,309
       1,942   2.25%, 2/22/02                              1,931,926
       3,000   2.28%, 12/21/01                             2,996,200
       5,000   2.33%, 12/12/01                             4,996,440
       2,000   2.36%, 11/15/02                             1,954,242
       2,000   2.38%, 12/18/01                             1,997,752
         470   3.24%, 12/6/01                                469,789
       8,000   3.35%, 12/10/01                             7,993,300
       5,000   3.61%, 12/27/01                             4,986,964
       2,200   3.79%, 12/12/01                             2,197,452
                                                     ---------------
Total Fannie Mae
  (amortized cost--$53,659,349)                           53,659,349
                                                     ---------------

FEDERAL FARM CREDIT BANK--11.0%
       5,125   1.95%, 12/10/01-12/28/01                    5,117,626
       4,350   1.97%, 2/13/02                              4,332,385
       1,000   4.19%, 5/1/02                               1,000,145
       1,410   4.88%, 1/29/02                              1,398,723
                                                     ---------------
Total Federal Farm Credit Bank
  (amortized cost--$11,848,879)                           11,848,879
                                                     ---------------
FEDERAL HOME LOAN BANK--13.1%
       3,000   1.89%, 2/25/02                              2,986,455
       2,519   1.97%, 12/03/01-11/19/02                    2,518,828
       3,000   2.06%, 1/11/02                              2,992,962
         575   2.11%, 12/28/01                               574,090
       2,000   2.42%, 12/3/01                              1,999,731
       1,000   3.92%, 6/12/02                              1,000,000
       1,000   4.25%, 4/10/02                              1,000,000
       1,000   4.90%, 2/7/02                               1,000,000
                                                     ---------------
Total Federal Home Loan Bank
  (amortized cost--$14,072,066)                           14,072,066
                                                     ---------------

FREDDIE MAC--21.2%
       1,100   1.98%, 12/26/01                             1,098,488
       5,000   2.01%, 12/26/01                             4,993,021
         498   2.09%, 12/18/01                               497,508
       2,000   2.23%, 2/28/02                              1,988,974
       2,000   2.27%, 11/7/02                              1,956,996
       5,000   3.36%, 12/6/01                              4,997,667
       2,725   3.38%, 1/31/02                              2,709,393
       4,500   3.55%, 12/28/01                             4,488,002
                                                     ---------------
Total Freddie Mac
  (amortized cost--$22,730,049)                           22,730,049
                                                     ---------------
STUDENT LOAN MARKETING ASSOCIATION--4.7%
       2,000   2.035%, 12/4/01*                            2,000,000
       1,000   2.085%, 12/4/01*                            1,000,000
       2,000   2.205%, 12/4/01*                            2,000,000
                                                     ---------------
Total Student Loan Marketing Association
  (amortized cost--$5,000,000)                             5,000,000
                                                     ---------------
Total Investments
  (amortized cost--$107,310,343+)           100.0%       107,310,343
Other assets less liabilities                 0.0             40,675
                                            ------   ---------------
Net Assets                                  100.0%      $107,351,018
                                            ======   ===============


NOVEMBER 30, 2001
SCHEDULES OF INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------
GENERAL MUNICIPAL PORTFOLIO
------------------------------------------------------------------------------
PRINCIPAL
AMOUNT
(000)                                                               VALUE
------------------------------------------------------------------------------
GENERAL MUNICIPAL BONDS & NOTES--95.5%

ALABAMA--4.6%
  $    1,100   Decatur Indl. Dev. Board,
                  Amoco Chemical Co. Proj.,
                  1.70%, 12/3/01*                            $     1,100,000
       2,800   Phenix City, EIR, Mead Corp. Proj.,
                  (LC; Toronto Dominion
                  Bank), 1.50%, 12/3/01*                           2,800,000
       1,165   Stevenson Indl. Dev. Board, EIR,
                  Mead Corp. Proj.,
                  (LC; Bank of America NA),
                  1.35%, 12/3/01*                                  1,165,000
                                                             ---------------
                                                                   5,065,000
                                                             ---------------
CALIFORNIA--9.6%
         400   Irvine Ranch WD,
                  (LC; Commerzbank AG),
                  1.20%, 12/3/01*                                    400,000
       1,200   Orange Cnty. WD, CP, Proj., B,
                  (LC; Bayerische Landesbank),
                  1.20%, 12/3/01*                                  1,200,000
         100   PCFA, SWDR,
                  Shell Oil Co., Martinez Proj.,
                  1.45%, 12/3/01*                                    100,000
       1,500   San Joaquin Cnty. TA,
                  1.70%, 12/6/01                                   1,500,000
       1,000   SCDAR,
                  John Muir/Mt. Diablo Health,
                  (AMBAC), 1.20%, 12/3/01*                         1,000,000
       1,000   State GO, 2.20%, 1/10/02                            1,000,000
       5,300   University of Calif. Rev.,
                  2.25%-2.30%, 1/14/02-2/13/02                     5,300,000
                                                             ---------------
                                                                  10,500,000
                                                             ---------------
DELAWARE--1.6%
       1,700   State EDAR,
                  Delmarva Power & Light Co. Proj.,
                  1.55%, 12/3/01*                                  1,700,000
                                                             ---------------
DISTRICT OF COLUMBIA--2.3%
       2,500   Dist. of Colombia, 1.70%, 1/8/02                    2,500,000
                                                             ---------------
FLORIDA--4.9%
       1,000   Gainesville USR,
                  1.85%, 1/14/02                                   1,000,000
       1,400   Jacksonville PAR,
                  2.55%, 1/15/02                                   1,400,000
       2,850   State Turnpike Auth. Rev., (FGIC),
                  6.35%, 7/1/22
                  (Prerefunded @ 101, 7/1/02)++                    2,931,114
                                                             ---------------
                                                                   5,331,114
                                                             ---------------
GEORGIA--5.0%
               Burke Cnty. PCR,
       1,500      Oglethorpe Power Corp.,
                  1.55%, 12/5/01*                                  1,500,000
       1,250      Ser. A, 1.65%, 2/14/02                           1,250,000
       2,700   Muni. Elec. Auth., Ser. A,
                  (LC; Morgan Guaranty Trust),
                  2.35%, 12/11/01                                  2,700,000
                                                             ---------------
                                                                   5,450,000
                                                             ---------------
ILLINOIS--7.5%
               Chicago O'Hare International Airport Rev.,
       3,100      (LC; Bayerische Landesbank),
                  1.45%, 12/5/01*                                  3,100,000
       1,100      Ser. B, (LC; Societe Generale),
                  1.60%, 12/5/01*                                  1,100,000
       3,000   Chicago WR, (LC; Bank One),
                  1.50%, 12/5/01*                                  3,000,000
       1,000   Madison Cnty. EIR, Ser. A,
                  1.70%, 12/3/01*                                  1,000,000
                                                             ---------------
                                                                   8,200,000
                                                             ---------------
INDIANA--1.8%
       2,000   Indianapolis PIB, Ser. A,
                  3.25%, 1/8/02                                    2,001,127
                                                             ---------------
KENTUCKY--2.7%
       2,000   HEL, Student Loan Corp., SLR,
                  Ser. E, (AMBAC),
                  1.55%, 12/5/01*                                  2,000,000
       1,000   Louisville & Jefferson Cnty.
                  Regional Airport, UPS Worldwide
                  Forwarding, 1.65%, 12/3/01*                      1,000,000
                                                             ---------------
                                                                   3,000,000
                                                             ---------------
LOUISIANA--1.2%
       1,300   Plaquemines Parish EIR,
                  BP Exploration & Oil,
                  1.70%, 12/3/01*                                  1,300,000
                                                             ---------------

MARYLAND--2.7%
       3,000   Health & Higher Education, Ser. C,
                  1.60%-2.35%, 12/12/01-1/11/02,                   3,000,000
                                                             ---------------

PRINCIPAL
AMOUNT
(000)                                                               VALUE
-----------------------------------------------------------------------------
GENERAL MUNICIPAL BONDS & NOTES (CONT'D.)

MASSACHUSETTS--4.0%
$      1,000   Muni. Electric Co., PSSR, Ser. C,
                  (MBIA, LC; Credit Suisse),
                  1.40% 12/5/01*                             $     1,000,000
       3,400   WR Auth., Ser. A, (LC; AMBAC),
                  1.25%, 12/5/01*                                  3,400,000
                                                             ---------------
                                                                   4,400,000
                                                             ---------------
MICHIGAN--2.1%
       1,125   Delta Cnty., EIR,
                  Mead-Escanaba Paper Co.,
                  (LC; Union Bank of Switzerland AG),
                  1.50%, 12/3/01*                                  1,125,000
       1,200   University Rev., Med. Svc. Plan, Ser. A,
                  1.60%, 12/3/01*                                  1,200,000
                                                             ---------------
                                                                   2,325,000
                                                             ---------------
MISSISSIPPI--1.5%
       1,415   Hospital Equip., Ser. 97,
                  1.75%, 2/8/02                                    1,415,000
         200   Jackson Cnty. PFR, Chevron USA Inc.,
                  1.65%, 12/3/01*                                    200,000
                                                             ---------------
                                                                   1,615,000
                                                             ---------------
NEBRASKA--3.4%
               Nebhelp Inc., Student Loan Prog.,
                  (LC; SLMA),
       2,100      1.65%, 12/5/01*, Ser. A                          2,100,000
       1,600      1.65%, 12/5/01*, Ser. C                          1,600,000
                                                             ---------------
                                                                   3,700,000
                                                             ---------------
NEVADA--2.4%
       1,050   Clark Cnty. School Dist., GO, Ser. B, (FSA),
                  1.35%, 12/3/01*                                  1,050,000
       1,570   Reno HR, St. Marys Regional Med., (MBIA),
                  1.40%, 12/3/01*                                  1,570,000
                                                             ---------------
                                                                   2,620,000
                                                             ---------------
NEW YORK--13.5%
         500   Babylon IDA, OFS Equity Babylon Proj.,
                  (LC; UBS AG),
                  1.35%, 12/3/01*                                    500,000
         800   GO, Ser. B2, (MBIA),
                  1.55%, 12/3/01*                                    800,000
       1,000   LIPA, ESR,
                  Ser. 2, (LC; Bayerische Landesbank),
                  1.50%, 12/3/01*                                  1,000,000
               MTA Transit Facilities TRAN,
                  Special Obligation, Ser. B,
       2,000      1.80%, 1/30/02, (LC; AMBAC)                      2,000,000
       2,000      1.85%, 1/7/02, (LC; ABN-
                  Amro Bank NV)                                    2,000,000
       1,485   New York City HHR, Ser. F,
                  (LC; Commerzbank AG),
                  1.20%, 12/5/01*                                  1,485,000
       4,000   New York & New Jersey
                  Port Auth., Ser. B,
                  2.20%, 12/3/01                                   4,000,000
       2,000   State Housing FAR, Normandie Ct.,
                  (LC; Landesbank Hessen),
                  1.15%, 12/5/01*                                  2,000,000
       1,000   State JDA,
                  Ser. A1-A13,
                  1.35%, 12/3/01*                                  1,000,000
                                                             ---------------
                                                                  14,785,000
                                                             ---------------
NORTH CAROLINA--3.2%
       3,500   Medical Care Community HR,
                  Duke Univ. Hospital Proj., Ser. C,
                  (LC; Wachovia Bank N.A.),
                  1.65%, 12/6/01*                                  3,500,000
                                                             ---------------
NORTH DAKOTA--0.1%
         100   Grand Forks HCFR, United Hospital Oblig.
                  Group, (LC; Lasalle National Bank),
                  1.45%, 12/3/01*                                    100,000
                                                             ---------------
OREGON--1.2%
       1,270   Port Portland SOR, Horizon Air Ins. Inc.,
                  (LC; Bank of America NA),
                  1.40%, 12/3/01*                                  1,270,000
                                                             ---------------
PENNSYLVANIA--1.3%
       1,400   Philadelphia Hospital & HEA,
                  Children's Hospital of Philadelphia
                  (LC; Morgan Guaranty Trust),
                  1.60%, 12/3/01*                                  1,400,000
                                                             ---------------
SOUTH CAROLINA--0.4%
         400   Berkeley Cnty. FIR,
                  Amoco Chemical Co.,
                  1.70%, 12/3/01*                                    400,000
                                                             ---------------
TENNESSEE--2.6%
       2,800   State GO, Ser. A,
                  2.10%, 12/4/01                                   2,800,000
                                                             ---------------

NOVEMBER 30, 2001
SCHEDULES OF INVESTMENTS (CONTINUED)
-----------------------------------------------------------------------------
GENERAL MUNICIPAL PORTFOLIO (CONT'D.)
-----------------------------------------------------------------------------
PRINCIPAL
AMOUNT
(000)                                                               VALUE
-----------------------------------------------------------------------------
GENERAL MUNICIPAL BONDS & NOTES (CONT'D.)

TEXAS--12.0%
$      1,000   Austin USR,
                  2.00%, 12/7/01                             $     1,000,000
       1,000   Brazos HEA, Ser. B-1, (LC; SLMA),
                  1.55%, 12/5/01*                                  1,000,000
         100   Brazos River Harbour Rev.,
                  Dow Chemical Co. Proj., Ser. A,
                  1.80%, 12/3/01*                                    100,000
       2,500   City of San Antonio,
                  1.75%, 1/9/02                                    2,500,000
               Gulf Coast WDA,
         400      Amoco Oil Co. Proj.,
                  1.70%, 12/3/01*                                    400,000
       1,000      ExxonMobil Co. Proj., Ser. B,
                  1.65%, 12/3/01*                                  1,000,000
       3,620   Harris Cnty. GO, Ser. C,
                  1.65%-1.95%, 1/17/02-1/30/02                     3,620,000
         360   HEA, Ser. B, (FGIC),
                  1.60%, 12/5/01*                                    360,000
         100   Lone Star Airport Improvement Auth.,
                  (LC; Royal Bank of Canada),
                  1.45%, 12/3/01*                                    100,000
         700   North Central Health Fac.,
                  Presbyterian Med. Ctr., (MBIA),
                  1.45%, 12/3/01*                                    700,000
       2,300   San Antonio Electric & Gas, Ser. A,
                  1.95%, 12/10/01                                  2,300,000
                                                             ---------------
                                                                  13,080,000
                                                             ---------------
WISCONSIN--1.8%
       2,000   Milwaukee BAN,
                  3.50%, 8/29/02                                   2,014,958
                                                             ---------------
WYOMING--2.1%
               Lincoln Cnty. PCR,
       1,300      Exxon Proj. B, 1.35%, 12/3/01*                   1,300,000
         500      Exxon Proj. C, 1.35%, 12/3/01*                     500,000
         500      Exxon Proj. D, 1.35%, 12/3/01*                     500,000
                                                             ---------------
                                                                   2,300,000
                                                             ---------------
Total Municipal Bonds & Notes
  (amortized cost--$104,357,199)                                 104,357,199
                                                             ---------------

TAX-EXEMPT COMMERCIAL PAPER--4.1%
PUERTO RICO--4.1%
       4,500   Puerto Rico Gov't Dev. Bank,
                  1.90%-2.05%, 12/5/01-12/20/01,
                  (amortized cost--$4,500,000)                     4,500,000
                                                             ---------------
Total Investments
  (amortized cost--$108,857,199+)                  99.6%         108,857,199

Other assets less liabilities                       0.4              472,087
                                                  -----      ---------------
Net Assets                                        100.0%     $   109,329,286
                                                  =====      ===============
-----------------------------------------------------------------------------
CALIFORNIA MUNICIPAL PORTFOLIO
-----------------------------------------------------------------------------

CALIFORNIA MUNICIPAL BONDS & NOTES--94.8%
$      1,500   Anaheim CP,
                  1993 Ref. Projs., (AMBAC),
                  1.25%, 12/5/01*                            $     1,500,000
       1,990   Eastern Municipal WD, WSR, CP,
                  Ser. B, (FGIC),
                  1.15%, 12/6/01*                                  1,990,000
       2,400   Golden Empire School FAR,
                  Kern High School Dist.,
                  Ser. A, (LC; Bank of New York),
                  1.20%, 12/5/01*                                  2,400,000
       2,800   Golden Gate Bridge HTA,
                  2.00%-2.25%, 1/14/02-2/5/02*                     2,800,000
               HFFAR, Hospital Adventist, (MBIA),
         600      1.35%, 12/3/01, Ser. A*                            600,000
         665      1.35%, 12/3/01, Ser. C*                            665,000
               Irvine Ranch WD,
       1,000      (LC; Bank of America NA),
                  1.20%, 12/3/01*                                  1,000,000
         400      (LC; Commerzbank AG),
                  1.20%, 12/3/01*                                    400,000
       1,600      (LC; Toronto Dominion Bank),
                  1.20%, 12/3/01*                                  1,600,000
       2,000   Los Angeles Cnty. Capital Asset
                  Leasing Corp.,
                  (LC; Westdeutsche Landesbank)
                  Girozentrale),
                  2.00%, 3/18/02                                   2,000,000
       4,000   Los Angeles Cnty. GO, TRAN,
                  3.50%-3.75%, 6/28/02                             4,022,748
       1,800   Los Angeles Cnty., MTA, Ser. A,
                  (LC; Landesbaken Hessen),
                  1.85%, 12/4/01                                   1,800,000

PRINCIPAL
AMOUNT
(000)                                                               VALUE
------------------------------------------------------------------------------
$      1,000   Los Angeles Cnty. WP Electric Plant,
                  (LC; Bank of America NA),
                  1.50%, 2/14/02                             $     1,000,000
               Los Angeles Cnty. WWS,
       2,000      (LC; Toronto Dominon Bank),
                  1.65%, 12/7/01                                   2,000,000
       1,000      (LC; Union Bank of Switzerland AG),
                  2.35%, 1/10/01                                   1,000,000
         100   Newport Beach Rev.,
                  Hoag Memorial Presbyterian Hospital,
                  1.20%, 12/3/01*                                    100,000
       2,400   Orange Cnty. Sanitation Dist.,
                  CP, (AMBAC),
                  1.15%, 12/6/01*                                  2,400,000
       1,900   Orange Cnty. WD, CP, Ser. B,
                  (LC; Bayerische Landesbank),
                  1.20%, 12/3/01*                                  1,900,000
       2,300   PCFA, PCR,
                  Ref. Exxon Proj.,
                  1.40%, 12/3/01*                                  2,300,000
       1,700   PCFA Res. Recovery Rev.,
                  Burney Forest Prods., Ser. A,
                  (LC; Fleet Bank, N.A.),
                  1.25%, 12/3/01*                                  1,700,000
       3,100   PCFA, SWDR, Ser.A,
                  Shell Oil Co., Martinez Proj.,
                  1.45%, 12/3/01*                                  3,100,000
       3,100   Port of Oakland,
                  (LC; Commerzbank AG),
                  1.55%-1.60%, 12/6/01-1/18/02                     3,100,000
       1,400   Rancho Mirage JT Powers FAR,
                  Ser. A, (LC; Bank of New York),
                  1.20%, 12/3/01*                                  1,400,000
       1,400   San Bernardino City, University School
                  Dist., CP, (FSA),
                  1.25%, 12/6/01*                                  1,400,000
       1,300   San Bernardino Cnty., CP,
                  Med. Ctr. Proj., (MBIA),
                  1.28%, 12/5/01*                                  1,300,000
       3,000   San Diego Cnty., CP,
                  1.50%, 12/6/01*                                  3,000,000
       1,950   San Diego Cnty., Unified Port. Dist.,
                  Ser. A, (LC; Canadian Imperial
                  Bank of Commerce),
                  1.35%-1.45%, 2/11/02-3/4/02*                     1,950,000
       3,000   San Joaquin Cnty. TA,
                  2.25%, 2/4/02                                    3,000,000
         300   Santa Ana, Health Fac. Rev.,
                  (LC; Banque Nationale de Paris
                  Paribas Group),
                  1.40%, 12/3/01*                                    300,000
               SCDA, CP,
       2,100      1.20%, 12/3/01* (MBIA)                           2,100,000
       1,000      1.65%, 12/5/01*                                  1,000,000
       1,000   School Cash Reserve,
                  Prog. Auth., Ser. A, (AMBAC),
                  4.00%, 7/3/02                                    1,007,710
         941   Southeast Res. Recovery Facs. Auth.,
                  Ser. A, (LC; Morgan Guaranty Trust),
                  1.20%, 12/5/01*                                    941,000
       2,000   State, GO,
                  2.05%, 12/3/01                                   2,000,000
       1,585   TFAR, (FSA),
                  1.35%, 12/5/01*                                  1,585,000
               University of Calif.,
         900      1.60%, 2/8/02 (Ser. B)                             900,000
         700      2.25%, 2/13/02                                     700,000
                                                             ---------------
Total California Municipal Bonds & Notes
  (amortized cost--$61,961,458)                                   61,961,458
                                                             ---------------

TAX-EXEMPT COMMERCIAL PAPER--4.6%

PUERTO RICO--4.6%
       3,000   Puerto Rico Gov't. Dev. Bank,
                  1.9%-2.00%, 12/5/01-12/13/01
                  (amortized cost--$3,000,000)                     3,000,000
                                                             ---------------

Total Investments
  (amortized cost--$64,961,458+)                   99.4%          64,961,458
Other assets less liabilities                       0.6              386,048
                                                  -----      ---------------

Net Assets                                        100.0%     $    65,347,506
                                                  =====      ===============


NOVEMBER 30, 2001
SCHEDULES OF INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------
NEW YORK MUNICIPAL PORTFOLIO
------------------------------------------------------------------------------
PRINCIPAL
AMOUNT
(000)                                                               VALUE
------------------------------------------------------------------------------
NEW YORK MUNICIPAL BONDS & NOTES--93.9%
$       2,000   Babylon, IDA, (LC; Union Bank
                  of Switzerland AG),
                  1.35%, 12/3/01*                            $     2,000,000
       1,800   Great Neck North WSR, Ser. A, (FGIC),
                  1.35%, 12/5/01*                                  1,800,000
       2,000   Half Hollow Hills Central School
                  Dist., TAN,
                  3.00% 6/28/02                                    2,005,526
       1,200   LIPA ESR, Ser. 7,
                  1.20%, 12/3/01*                                  1,200,000
       2,100   LIPA ESR, Ser. 2, (LC: Bayerische
                  LandesBank),
                  1.50%, 12/3/01*                                  2,100,000
       2,500   MTA Transit Facilities TRAN,
                  Special Obligation,
                  Ser. 98-Sub. Ser. B,
                  (LC; ABN-Amro Bank NV),
                  1.80%-2.10%, 12/5/01-1/30/02                     2,500,000
       1,000   Municipal Assistance Corp., Ser. E,
                  4.70%, 7/1/02                                    1,012,176
       1,700   Nassau Cnty. IDA Fac. Rev.,
                  Cold Spring Harbor,
                  (LC; Morgan Guaranty Trust),
                  1.50%, 12/3/01*                                  1,700,000
               New York City, GO,
         200      Ser. B2, (LC; MBIA),
                  1.55%, 12/3/01*                                    200,000
         960      Ser. D, (LC; FGIC),
                  1.25%, 12/5/01*                                    960,000
       1,845      Ser. D, (LC; Morgan Guaranty Trust),
                  7.65%, 2/1/07
                  (Prerefunded @ 101.5, 2/1/02)++                  1,862,417
         800      Ser. H, (LC; MBIA),
                  1.25%, 12/3/01*                                    800,000
       2,475   New York City Health & Hospital
                  Corp. Rev., Ser. F,
                  (LC; Commerzbank AG),
                  1.20%, 12/5/01*                                  2,475,000
       1,600   New York City IDA, CFR,
                  National Audubon Society,
                  (LC; Dexia Credit),
                  1.45%, 12/3/01*                                  1,600,000
       3,100   New York City Muni., Water Fin.,
                  Ser. 5B,
                  2.25%, 1/3/02                                    3,100,000
       2,000   New York City Transitional FAR,
                  Ser. A-1,
                  1.35%, 12/5/01*                                  2,000,000
       1,300   Future Tax, Ser. B-1,
                  (LC; Morgan Guaranty Trust),
                  1.55%, 12/3/01*                                  1,300,000
               New York City Trust CRR,
       2,000      Carnegie Hall,
                  (LC; Westdeutsche Landesbank),
                  1.40%, 12/5/01*                                  2,000,000
       1,900      Soloman R. Guggenheim, Ser. B,
                  (LC; Westdeutsche Landesbank),
                  1.45%, 12/3/01*                                  1,900,000
                  State DAR,
       3,000      Memorial Sloan-Kettering
                  Cancer Center,
                  (LC; Chase Manhattan Bank),
                  1.60%, 12/3/01*                                  3,000,000
       1,600      Oxford University Press Inc.,
                  (LC; Landesbank Hessen),
                  1.25%, 12/5/01*                                  1,600,000
       1,500      Public Library, Ser. A, (MBIA),
                  2.10%, 12/5/01*                                  1,500,000
       3,700      Ser. 1997,
                  1.65%-2.30%, 1/11/02-2/8/02                      3,700,000
         500   State Environmental GO,
                  Ser. 1997A, (LC; Bayerische
                  Landesbank),
                  1.70%, 12/7/01                                     500,000
               State ERDA, PCR,
       2,650      Niagara Mohawk Power Corp. Proj.,
                  Ser. A, (LC; Toronto Dominion Bank),
                  1.50% 12/3/01*                                   2,650,000
         300      Niagara Mohawk Power Corp. Proj.,
                  Ser. B, (LC; Morgan Guaranty Trust),
                  1.55%, 12/3/01*                                    300,000
         300      Niagara Mohawk Power Corp. Proj.,
                  Ser. C, (LC; Bank One NA),
                  1.50%, 12/3/01*                                    300,000
       1,300      Rochester Electric & Gas Corp.,
                  Ser. A, (MBIA),
                  1.30%, 12/5/01*                                  1,300,000
         450      State Electric & Gas, Ser. C,
                  (LC; Morgan Guaranty Trust),
                  1.30%, 12/3/01*                                    450,000
       2,800      State Electric & Gas, Ser. D,
                  (LC; Bank One Chicago),
                  1.30%, 12/3/01*                                  2,800,000

------------------------------------------------------------------------------
NEW YORK MUNICIPAL PORTFOLIO (CONT'D.)
------------------------------------------------------------------------------
PRINCIPAL
AMOUNT
(000)                                                               VALUE
------------------------------------------------------------------------------
$      1,600   State Housing FAR, Normandie Ct.,
                  (LC; Landesbank Hessen),
                  1.15%, 12/5/01*                            $     1,600,000
               State Job Dev. Auth.,
         200      Ser A1-A42, 1.35%, 12/3/01*                        200,000
       1,185      Ser B1-B8, 1.35%, 12/3/01*                       1,185,000
       1,870      Ser. B1-B21, 1.35%, 12/3/01*                     1,870,000
               State LGAC,
       1,000      Ser. B, 6.00%, 4/1/18                            1,026,620
       2,000      Ser. E, (LC; Societe Generale &
                  Landesbank Hessen),
                  1.15%, 12/5/01*                                  2,000,000
       3,000   State PAR, Ser. 2,
                  1.75%, 2/6/02                                    3,000,000
         950   State TA, (FGIC),
                  1.55%, 12/3/01*                                    950,000
       2,000   Port Auth. of New York & New Jersey,
                  Ser. B, 1.60%, 12/4/01                           2,000,000
                                                             ---------------
Total New York Municipal Bonds & Notes
  (amortized cost--$64,446,739)                                   64,446,739
                                                             ---------------

TAX-EXEMPT COMMERCIAL PAPER--4.8%

PUERTO RICO--4.8%

       3,300   Puerto Rico Gov't. Dev. Bank,
                  1.65%-2.00%, 12/3/01-1/25/02
                  (amortized cost--$3,300,000)                     3,300,000
                                                             ---------------
Total Investments
   (amortized cost--$67,746,739+)                    98.7%        67,746,739

Other assets less liabilities                         1.3            889,088
                                                    -----    ---------------
Net Assets                                          100.0%       $68,635,827
                                                    =====    ===============

--------------------------------------------------------------------------------
+ Federal income tax basis of portfolio securities is the same as for financial reporting purposes.

++ Bonds which are pre-refunded are collateralized by U.S. Government or other eligible securities which are held in escrow and used to pay principal and interest and retire the bonds at the earliest refunding date.

* Variable Rate Demand Notes. The interest rates on these instruments change on a specified date (such as a coupon date or interest payment date) and/or vary with changes in a designated base rate (such as the prime interest rate). The maturity date shown is date of next rate change and the interest rate disclosed reflects the rate in effect on November 30, 2001.

** Effective November 1, 2001, the name of this company changed from CIT Group
   Holdings, Inc. to Tyco Capital Corp.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOVEMBER 30, 2001
SCHEDULES OF INVESTMENTS (CONCLUDED)

Abbreviations:

 AMBAC         insured by American Mortgage Bond Assurance Corporation
 BAN           Bond Anticipation Notes
 CFR           Civic Facility Revenue
 CP            Certificates of Participation
 CRR           Cultural Resources Revenue
 DAR           Dormitory Authority Revenue
 EDAR          Economic Development Authority Revenue
 ERDA          Energy Research and Development Authority
 EIR           Environment Improvement Revenue
 ESR           Electric System Revenue
 FAR           Finance Authority Revenue
 FGIC          insured by Financial Guaranty Insurance Corporation
 FIR           Facility Industrial Revenue
 FSA           insured by Financial Security Assurance
 GO            General Obligation
 HCFR          Health Care Facility Revenue
 HEA           Higher Education Authority
 HEL           Higher Education Loan
 HFFAR         Health Facilities Financing Authority Revenue
 HHR           Health & Hospital Revenue
 HR            Hospital Revenue
 HTA           Highway and Thruway Authority
 IDA           Industrial Development Authority
 JDA           Job Development Authority
 LC            Letter of Credit
 LGAC          Local Government Assistance Corp.
 LIPA          Long Island Power Authority
 MBIA          insured by Municipal Bond Investors Assurance
 MTA           Metropolitan Transportation Authority
 PAR           Power Authority Revenue
 PCFA          Pollution Control Financing Authority
 PCR           Pollution Control Revenue
 PFR           Port Facility Revenue
 PIB           Public Improvement Board
 PSSR          Power Supply System Revenue
 SCDA          Statewide Communities Development Authority
 SCDAR         Statewide Communities Development Authority Revenue
 SLMA          Student Loan Marketing Association
 SLR           Student Loan Revenue
 SOR           Special Obligation Revenue
 SWDR          Solid Waste Disposal Revenue
 TA            Transit Authority
 TAN           Tax Anticipation Notes
 TFAR          Transit Finance Authority Revenue
 TRAN          Tax Revenue Anticipation Notes
 USR           Utilities System Revenue
 WD            Water District
 WDA           Waste Disposal Authority
 WP            Water and Power
 WR            Water Revenue
 WSR           Water and Sewer Revenue
 WWS           Waste Water System

                    This page was intentionally left blank.

NOVEMBER 30, 2001
STATEMENTS OF ASSETS AND LIABILITIES

                                                                              GENERAL          CALIFORNIA          NEW YORK
                                          PRIMARY         GOVERNMENT         MUNICIPAL          MUNICIPAL          MUNICIPAL
                                         PORTFOLIO         PORTFOLIO         PORTFOLIO          PORTFOLIO          PORTFOLIO
-------------------------------------   ---------------   ---------------   ---------------    ---------------    ---------------
ASSETS:
  Investments, at value
    (amortized cost --
    $3,023,831,177, $107,310,343,
    $108,857,199, $64,961,458 and
    $67,746,739, respectively)        $ 3,023,831,177   $   107,310,343   $   108,857,199    $    64,961,458    $    67,746,739
  Cash                                     10,280,059           120,859           268,947            228,996            109,345
  Receivable for investments called                --                --             5,000             32,000            700,000
  Receivable for shares sold                    4,102            30,933                --                 --                 --
  Interest receivable                      10,269,111            64,014           353,520            220,589            198,014
  Prepaid expenses and other assets           100,423            10,931            10,792              2,461              2,143
                                      ---------------   ---------------   ---------------    ---------------    ---------------
    Total Assets                        3,044,484,872       107,537,080       109,495,458         65,445,504         68,756,241
                                      ---------------   ---------------   ---------------    ---------------    ---------------
LIABILITIES:
  Investment advisory fee payable             975,451            42,308            44,623             27,114             29,125
  Distribution fee payable                    599,383            21,221            22,507             13,557             14,130
  Payable for shares redeemed                      --             1,200               200                 --             17,976
  Dividend payable                          2,437,183            71,232            35,622             19,816             15,678
  Accrued expenses                            945,731            50,101            63,220             37,511             43,505
                                      ---------------   ---------------   ---------------    ---------------    ---------------
    Total Liabilities                       4,957,748           186,062           166,172             97,998            120,414
                                      ---------------   ---------------   ---------------    ---------------    ---------------
    Net Assets                        $ 3,039,527,124   $   107,351,018   $   109,329,286    $    65,347,506    $    68,635,827
                                      ===============   ===============   ===============    ===============    ===============
COMPOSITION OF NET ASSETS:
  Par value ($0.0001 per share,
    10 billion shares
    authorized for each Portfolio)    $       303,955   $        10,737   $        10,942    $         6,536    $         6,865
  Paid-in-capital in excess of par      3,039,206,480       107,338,880       109,354,403         65,345,831         68,640,984
  Accumulated net realized gain
    (loss) on investments                      16,689             1,401           (36,059)            (4,861)           (12,022)
                                      ---------------   ---------------   ---------------    ---------------    ---------------
    Net Assets                        $ 3,039,527,124   $   107,351,018   $   109,329,286    $    65,347,506    $    68,635,827
                                      ===============   ===============   ===============    ===============    ===============
Shares outstanding                      3,039,549,604       107,371,810       109,416,776         65,358,948         68,651,047
                                      ---------------   ---------------   ---------------    ---------------    ---------------
NET ASSET VALUE PER SHARE             $          1.00   $          1.00   $          1.00    $          1.00    $          1.00
                                      ===============   ===============   ===============    ===============    ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

YEAR ENDED NOVEMBER 30, 2001
STATEMENTS OF OPERATIONS

                                                                              GENERAL          CALIFORNIA          NEW YORK
                                          PRIMARY         GOVERNMENT         MUNICIPAL          MUNICIPAL          MUNICIPAL
                                         PORTFOLIO         PORTFOLIO         PORTFOLIO          PORTFOLIO          PORTFOLIO
-------------------------------------   ---------------   ---------------   ---------------    ---------------    ---------------
INVESTMENT INCOME:
  Interest                            $   131,786,434   $     4,166,353   $     3,600,768    $     1,826,041    $     1,592,601
                                      ---------------   ---------------   ---------------    ---------------    ---------------
EXPENSES:
  Investment advisory fees                 11,531,151           468,916           588,115            352,858            290,656
  Distribution fees                         7,081,970           234,660           298,960            176,429            145,328
  Transfer agent fees                       1,612,120            39,435            59,493             24,005             69,952
  Administrative services fees              1,416,394            46,932            59,792             35,286             29,066
  Shareholder servicing fees                  554,050            17,047            23,613             15,194             14,897
  Directors' fees and expenses                227,168             8,694            10,462              6,244              5,865
  Custodian fees                              183,862            34,092            37,890             20,354             20,363
  Reports to shareholders                     155,329             4,227             5,619              3,952              3,369
  Legal fees                                   66,950             1,554             2,333              1,130              1,181
  Insurance expense                            45,656             3,273             4,128              2,742              2,541
  Audit and tax service fees                   38,738            16,545            12,651             14,489             17,936
  Registration fees                            26,412            23,649            20,456              3,101              3,103
  Miscellaneous                                64,472             3,935             4,738              3,416              3,180
                                      ---------------   ---------------   ---------------    ---------------    ---------------
    Total expenses                         23,004,272           902,959         1,128,250            659,200            607,437
    Less: investment advisory
        fees waived                                --                --                --                 --            (21,592)
      expense offset                          (19,247)           (1,966)           (4,314)            (5,899)            (4,921)
                                      ---------------   ---------------   ---------------    ---------------    ---------------
    Net expenses                           22,985,025           900,993         1,123,936            653,301            580,924
                                      ---------------   ---------------   ---------------    ---------------    ---------------
      Net investment income               108,801,409         3,265,360         2,476,832          1,172,740          1,011,677
  Net realized gain on investments             18,996             1,401                --             20,000              9,375
                                      ---------------   ---------------   ---------------    ---------------    ---------------
  Net increase in net assets
    resulting from operations         $   108,820,405   $     3,266,761   $     2,476,832    $     1,192,740    $     1,021,052
                                      ===============   ===============   ===============    ===============    ===============

SEE  ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                      ----------------------------------    ----------------------------------
                                              PRIMARY PORTFOLIO                   GOVERNMENT PORTFOLIO
                                      ----------------------------------    ----------------------------------
                                           YEAR ENDED NOVEMBER 30,               YEAR ENDED NOVEMBER 30,
                                      ----------------------------------    ----------------------------------
                                           2001               2000               2001               2000
                                      ---------------    ---------------    ---------------    ---------------
OPERATIONS:
  Net investment income               $   108,801,409    $   140,282,424    $     3,265,360    $     4,444,849
  Net realized gain (loss)
    on investments                             18,996             (2,307)             1,401                143
                                      ---------------    ---------------    ---------------    ---------------
    Net increase in net assets
      resulting from operations           108,820,405        140,280,117          3,266,761          4,444,992
                                      ---------------    ---------------    ---------------    ---------------
DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income                  (108,801,409)      (140,282,424)        (3,265,360)        (4,444,849)
  Net realized gains                               --             (2,711)              (143)              (744)
                                      ---------------    ---------------    ---------------    ---------------
  Total dividends and distributions
    to shareholders                      (108,801,409)      (140,285,135)        (3,265,503)        (4,445,593)
                                      ---------------    ---------------    ---------------    ---------------
CAPITAL SHARE TRANSACTIONS
  (AT $1.00 PER SHARE):
  Net proceeds from the
    sale of shares                     16,629,069,610     21,397,140,757        566,016,308        400,353,709
  Reinvestment of dividends               112,099,638        138,231,799          3,353,239          4,405,731
  Cost of shares redeemed             (16,314,513,605)   (21,385,817,211)      (534,825,343)      (415,976,326)
                                      ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) in
      net assets from capital
      share transactions                  426,655,643        149,555,345         34,544,204        (11,216,886)
                                      ---------------    ---------------    ---------------    ---------------
  Total increase (decrease) in
    net assets                            426,674,639        149,550,327         34,545,462        (11,217,487)
NET ASSETS:
  Beginning of year                     2,612,852,485      2,463,302,158         72,805,556         84,023,043
                                      ---------------    ---------------    ---------------    ---------------
  End of year                         $ 3,039,527,124    $ 2,612,852,485    $   107,351,018    $    72,805,556
                                      ===============    ===============    ===============    ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                      ----------------------------------    ----------------------------------
                                         GENERAL MUNICIPAL PORTFOLIO          CALIFORNIA MUNICIPAL PORTFOLIO
                                      ----------------------------------    ----------------------------------
                                           YEAR ENDED NOVEMBER 30,               YEAR ENDED NOVEMBER 30,
                                      ----------------------------------    ----------------------------------
                                           2001               2000               2001               2000
                                      ---------------    ---------------    ---------------    ---------------
OPERATIONS:
  Net investment income               $     2,476,832    $     3,401,315    $     1,172,740    $     1,752,645
  Net realized gain (loss)
    on investments                                 --                 --             20,000                 --
                                      ---------------    ---------------    ---------------    ---------------
    Net increase in net assets
      resulting from operations             2,476,832          3,401,315          1,192,740          1,752,645
                                      ---------------    ---------------    ---------------    ---------------
DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income                    (2,476,832)        (3,401,315)        (1,172,740)        (1,752,645)
  Net realized gains                               --                 --                 --                 --
                                      ---------------    ---------------    ---------------    ---------------
  Total dividends and distributions
    to shareholders                        (2,476,832)        (3,401,315)        (1,172,740)        (1,752,645)
                                      ---------------    ---------------    ---------------    ---------------
CAPITAL SHARE TRANSACTIONS
  (AT $1.00 PER SHARE):
  Net proceeds from the
    sale of shares                        744,835,162        772,253,071        389,262,084        498,367,783
  Reinvestment of dividends                 2,580,278          3,368,153          1,237,730          1,719,696
  Cost of shares redeemed                (761,142,400)      (772,567,434)      (400,329,302)      (491,399,463)
                                      ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) in
      net assets from capital
      share transactions                  (13,726,960)         3,053,790         (9,829,488)         8,688,016
                                      ---------------    ---------------    ---------------    ---------------
  Total increase (decrease) in
    net assets                            (13,726,960)         3,053,790         (9,809,488)         8,688,016
NET ASSETS:
  Beginning of year                       123,056,246        120,002,456         75,156,994         66,468,978
                                      ---------------    ---------------    ---------------    ---------------
  End of year                         $   109,329,286    $   123,056,246    $    65,347,506    $    75,156,994
                                      ===============    ===============    ===============    ===============

                                         NEW YORK MUNICIPAL PORTFOLIO
                                      ----------------------------------
                                           YEAR ENDED NOVEMBER 30,
                                      ----------------------------------
                                           2001               2000
                                      ---------------    ---------------
OPERATIONS:
  Net investment income               $     1,011,677    $     1,609,208
  Net realized gain (loss)
    on investments                              9,375                 --
                                      ---------------    ---------------
    Net increase in net assets
      resulting from operations             1,021,052          1,609,208
                                      ---------------    ---------------
DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income                    (1,011,677)        (1,609,208)
  Net realized gains                               --                 --
                                      ---------------    ---------------
  Total dividends and distributions
    to shareholders                        (1,011,677)        (1,609,208)
                                      ---------------    ---------------
CAPITAL SHARE TRANSACTIONS
  (AT $1.00 PER SHARE):
  Net proceeds from the
    sale of shares                        250,380,912        339,427,866
  Reinvestment of dividends                 1,032,943          1,533,530
  Cost of shares redeemed                (241,402,536)      (337,626,875)
                                      ---------------    ---------------
    Net increase (decrease) in
      net assets from capital
      share transactions                   10,011,319          3,334,521
                                      ---------------    ---------------
  Total increase (decrease) in
    net assets                             10,020,694          3,334,521
NET ASSETS:
  Beginning of year                        58,615,133         55,280,612
                                      ---------------    ---------------
  End of year                         $    68,635,827    $    58,615,133
                                      ===============    ===============

NOVEMBER 30, 2001
NOTES TO FINANCIAL STATEMENTS

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

OCC Cash Reserves (the "Fund") is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Fund has five portfolios: the Primary Portfolio ("Primary"), the Government Portfolio ("Government"), the General Municipal Portfolio ("General"), the California Municipal Portfolio ("California") and the New York Municipal Portfolio ("New York")(collectively the "Portfolios"). Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. OpCap Advisors ( the "Investment Adviser") and OCC Distributors ( the "Distributor"), both subsidiaries of Oppenheimer Capital, an indirect wholly-owned subsidiary of PIMCO Advisors L.P., serve as each Portfolio's investment adviser and distributor, respectively. PIMCO Advisers L.P. is an indirect majority-owned subsidiary of Allianz A.G.

The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements:

      (a) VALUATION OF INVESTMENTS

Each Portfolio values its investments on the basis of amortized cost which approximates market value. The amortized cost method involves valuing a security at cost on the date of purchase and thereafter assuming a constant dollar amortization to maturity of the difference between the principal amount due at maturity and the initial cost of the security. The use of amortized cost is subject to compliance with the Portfolio's amortized cost procedures and certain conditions under Rule 2a-7 of the 1940 Act.

      (b) FEDERAL INCOME TAXES

Each Portfolio intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributes substantially all of its taxable and non-taxable income to its shareholders; accordingly, no federal income tax provision is required.

      (c) SECURITIES TRANSACTIONS AND OTHER INCOME

Securities transactions are accounted for on the trade date. The cost of securities sold is determined on the identified cost basis. Interest income is accrued as earned. Premiums are amortized and discounts are accreted to interest income over the lives of the respective securities.

      (d) DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income are declared daily and paid monthly. Distributions from net realized capital gains, if any, are declared and paid at least annually.

      (e) EXPENSE ALLOCATION

Expenses specifically identifiable to a particular Portfolio are borne by that Portfolio. Other expenses are allocated to each Portfolio based on its net assets in relation to the total net assets of all applicable Portfolios or another reasonable basis.

      (f) EXPENSE OFFSET

The Portfolios benefit from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian expenses. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolios.

      (g) DIRECTORS' RETIREMENT PLAN

The Fund's Directors have adopted a Retirement Plan (the "Plan") . The Plan provides for payments upon retirement to independent directors based upon the average annual compensation paid to them during their five highest paid years of service. An independent director must serve for a minimum of seven years (or such lesser period as may be approved by the board) to become eligible to receive benefits. The payable at November 30, 2001 for Primary, Government, General, California and New York was $229,688, $8,798, $11,697, $6,422 and $5,808, respectively, in connection with the Plan. For the year ended November 30, 2001, Primary, Government, General, California and New York accrued $82,413, $2,555, $3,253, $2,208 and $1,650, respectively, with respect to the Plan.

2.  INVESTMENT ADVISORY FEE AND DISTRIBUTION FEE

(a) Under the Investment Advisory Agreement, each Portfolio pays the Investment Adviser a monthly investment advisory fee at the annual rate of 0.50% on the first $100 million of average daily net assets, 0.45% on the next $200 million of average daily net assets, and 0.40% on average daily net assets in excess of $300 million. The Investment Adviser is contractually obligated to waive its fees and/or reimburse operating expenses to the extent total operating expenses of a Portfolio exceeds 1.00% of its average daily net assets (net of any expense offset) for any fiscal year.

(b) Under the Distribution Assistance and Administrative Services Plan, each Portfolio pays the Distributor a monthly fee at an annual rate of 0.25% of its average daily net assets and the Distributor uses such amounts in its entirety for payments to broker-dealers, banks and other financial intermediaries for distribution assistance provided to the Portfolios.

3.  FINANCIAL INSTRUMENTS AND ASSOCIATED RISKS

Each Portfolio invests in issues with a remaining maturity of thirteen months or less that are rated high quality by a nationally recognized statistical rating organization or, if not rated, are judged by the Investment Adviser to be of comparable quality. Primary maintains portfolio diversification to reduce investment risk by not investing more than 25% of its total assets in securities of issuers conducting their principal business activities in any one industry, except that under normal circumstances at least 25% of its total assets will be invested in bank obligations. At November 30, 2001, major industry concentrations were: Banking--45.9%, U.S. Government Agency--18.7%, Finance--10.1%, Sovereign--8.6% and Brokerage--4.9%. Government's portfolio is concentrated in issues of, or guaranteed by, the U.S. Government and/or its agencies. General maintains a diversified portfolio of short-term obligations issued by states, territories and possessions of the United States, the District of Columbia and their political subdivisions and duly constituted authorities. California and New York maintain portfolios of short-term obligations issued by the States of California and New York, respectively, and their political subdivisions. In accordance with Rule 2a-7 of the 1940 Act, as amended, single state funds are required to be diversified with respect to 75% of their total assets. Accordingly, California and New York, maintain diversified portfolios with respect to 75% of their total assets. The Fund is subject to the risk of the credit quality of the issuers of the debt securities held by the Fund. An issuers' ability to meet their obligations may be affected by economic and political developments in a specific state, region or industry. Certain short-term debt obligations held by the Portfolios may be entitled to the benefit of standby letters of credit or other guarantees of banks or other financial institutions.

From time to time, the Fund may have a concentration of shareholders holding a significant percentage of shares outstanding of the respective Portfolios. Investment activities of these shareholders could have a material impact on the Portfolios.

4.  CAPITAL LOSS CARRYFORWARD

At November 30, 2001, accumulated net realized capital loss carryforwards available as a reduction against future net realized capital gains for federal income tax purposes were: General--$36,059, of which $33,497 will expire in 2003, $1,853 will expire in 2005 and $709 will expire in 2006; California--$4,861, of which $4,268 will expire in 2004 and $593 will expire in 2005; New York --$12,022 of which $11,228 will expire in 2003 and $794 will expire in 2005. To the extent that these capital loss carryforwards are used to offset future net realized capital gains, the gains offset will not be distributed to shareholders. General had $299 of capital loss carryforwards expire on November 30, 2001. This amount has been reclassified to additional paid-in-capital to reflect the federal tax basis of available accumulated capital loss carry forward. During the fiscal year ended November 30, 2001, Primary, California and New York utilized $2,307, $20,000 and $9,375, respectively, of capital loss carryforwards from prior years.

5. SUBSEQUENT EVENT - NEW YORK MUNICIPAL PORTFOLIO, VOLUNTARY WAIVER OF INVESTMENT ADVISORY FEES

On December 7, 2001, the Investment Adviser filed a supplement to the Fund's prospectus dated March 30, 2001 indicating that in addition to the contractual fee waiver that is in effect, the Investment Adviser intends to waive 25 basis points (.25% of average daily net assets) from its investment advisory fee for the New York Municipal Portfolio. This waiver may be terminated by the Investment Adviser at any time without notice. When the voluntary fee waiver is in effect, the yield on the Portfolio will be higher than it would have been in the absence of the waiver.

FINANCIAL HIGHLIGHTS   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                              INCOME FROM
                                                               OPERATIONS
                                                  ------------------------------------
                                      NET ASSET                   NET
                                        VALUE,       NET        REALIZED       TOTAL
                                      BEGINNING  INVESTMENT   GAIN (LOSS)   INCOME FROM
                                       OF YEAR     INCOME    ON INVESTMENTS OPERATIONS
PRIMARY PORTFOLIO:
YEAR ENDED:  NOVEMBER 30, 2001         $1.00        $0.04       $0.00        $0.04
             NOVEMBER 30, 2000          1.00         0.06       (0.00)        0.06
             NOVEMBER 30, 1999          1.00         0.04        0.00         0.04
             NOVEMBER 30, 1998          1.00         0.05        0.00         0.05
             NOVEMBER 30, 1997          1.00         0.05       (0.00)        0.05

GOVERNMENT PORTFOLIO
YEAR ENDED:  NOVEMBER 30, 2001         $1.00        $0.04       $0.00        $0.04
             NOVEMBER 30, 2000          1.00         0.05        0.00         0.05
             NOVEMBER 30, 1999          1.00         0.04        0.00         0.04
             NOVEMBER 30, 1998          1.00         0.05        0.00         0.05
             NOVEMBER 30, 1997          1.00         0.05        0.00         0.05

GENERAL MUNICIPAL PORTFOLIO:
YEAR ENDED:  NOVEMBER 30, 2001         $1.00        $0.02          --        $0.02
             NOVEMBER 30, 2000          1.00         0.03      (0.00)         0.03
             NOVEMBER 30, 1999          1.00         0.02      (0.00)         0.02
             NOVEMBER 30, 1998          1.00         0.03      (0.00)         0.03
             NOVEMBER 30, 1997          1.00         0.03      (0.00)         0.03

CALIFORNIA MUNICIPAL PORTFOLIO:
YEAR ENDED:  NOVEMBER 30, 2001         $1.00        $0.02          --        $0.02
             NOVEMBER 30, 2000          1.00         0.03          --         0.03
             NOVEMBER 30, 1999          1.00         0.02          --         0.02
             NOVEMBER 30, 1998          1.00         0.02          --         0.02
             NOVEMBER 30, 1997          1.00         0.03     $(0.00)         0.03

NEW YORK MUNICIPAL PORTFOLIO:
YEAR ENDED:  NOVEMBER 30, 2001         $1.00        $0.02       $0.00        $0.02
             NOVEMBER 30, 2000          1.00         0.03        0.00         0.03
             NOVEMBER 30, 1999          1.00         0.02        0.00         0.02
             NOVEMBER 30, 1998          1.00         0.03          --         0.03
             NOVEMBER 30, 1997          1.00         0.03      (0.00)         0.03


                                                      DIVIDENDS
                                                   AND DISTRIBUTIONS
                                   --------------------------------------------------
                                    DIVIDENDS TO
                                    SHAREHOLDERS     DISTRIBUTIONS     TOTAL DIVIDENDS     NET ASSET               NET ASSETS,
                                      FROM NET      TO SHAREHOLDERS   AND DISTRIBUTIONS      VALUE,                   END OF
                                     INVESTMENT         FROM NET             TO              END OF      TOTAL         YEAR
                                       INCOME        REALIZED GAINS     SHAREHOLDERS          YEAR      RETURN(1)   (MILLIONS)
PRIMARY PORTFOLIO:
YEAR ENDED:  NOVEMBER 30, 2001         $(0.04)               --             $(0.04)           $1.00      3.93%       $3,039.5
             NOVEMBER 30, 2000          (0.06)           $(0.00)             (0.06)            1.00      5.64%        2,612.9
             NOVEMBER 30, 1999          (0.04)               --              (0.04)            1.00      4.41%        2,463.3
             NOVEMBER 30, 1998          (0.05)               --              (0.05)            1.00      4.90%        2,572.4
             NOVEMBER 30, 1997          (0.05)               --              (0.05)            1.00      4.85%        2,166.6

GOVERNMENT PORTFOLIO
YEAR ENDED:  NOVEMBER 30, 2001         $(0.04)           $(0.00)            $(0.04)           $1.00      3.61%         $107.4
             NOVEMBER 30, 2000          (0.05)            (0.00)             (0.05)            1.00      5.34%           72.8
             NOVEMBER 30, 1999          (0.04)               --              (0.04)            1.00      4.17%           84.0
             NOVEMBER 30, 1998          (0.05)               --              (0.05)            1.00      4.63%          112.1
             NOVEMBER 30, 1997          (0.05)               --              (0.05)            1.00      4.60%          100.0

GENERAL MUNICIPAL PORTFOLIO:
YEAR ENDED:  NOVEMBER 30, 2001         $(0.02)               --             $(0.02)           $1.00      2.05%         $109.3
             NOVEMBER 30, 2000          (0.03)               --              (0.03)            1.00      3.06%          123.1
             NOVEMBER 30, 1999          (0.02)               --              (0.02)            1.00      2.29%          120.0
             NOVEMBER 30, 1998          (0.03)               --              (0.03)            1.00      2.66%          171.8
             NOVEMBER 30, 1997          (0.03)               --              (0.03)            1.00      2.74%          137.0

CALIFORNIA MUNICIPAL PORTFOLIO:
YEAR ENDED:  NOVEMBER 30, 2001         $(0.02)               --             $(0.02)           $1.00      1.67%          $65.3
             NOVEMBER 30, 2000          (0.03)               --              (0.03)            1.00      2.58%           75.2
             NOVEMBER 30, 1999          (0.02)               --              (0.02)            1.00      2.06%           66.5
             NOVEMBER 30, 1998          (0.02)               --              (0.02)            1.00      2.39%           70.4
             NOVEMBER 30, 1997          (0.03)               --              (0.03)            1.00      2.68%           55.7

NEW YORK MUNICIPAL PORTFOLIO:
YEAR ENDED:  NOVEMBER 30, 2001         $(0.02)               --             $(0.02)           $1.00      1.80%          $68.6
             NOVEMBER 30, 2000          (0.03)               --              (0.03)            1.00      2.94%           58.6
             NOVEMBER 30, 1999          (0.02)               --              (0.02)            1.00      2.16%           55.3
             NOVEMBER 30, 1998          (0.03)               --              (0.03)            1.00      2.50%           84.1
             NOVEMBER 30, 1997          (0.03)               --              (0.03)            1.00      2.66%           73.2


                                             RATIOS TO
                                              AVERAGE
                                             NET ASSETS
                                      -------------------------
                                                        NET
                                                     INVESTMENT
                                      EXPENSES(2)      INCOME
PRIMARY PORTFOLIO:
YEAR ENDED:  NOVEMBER 30, 2001           0.81%          3.84%
             NOVEMBER 30, 2000           0.82%          5.49%
             NOVEMBER 30, 1999           0.82%          4.32%
             NOVEMBER 30, 1998           0.83%          4.78%
             NOVEMBER 30, 1997           0.85%          4.75%

GOVERNMENT PORTFOLIO
YEAR ENDED:  NOVEMBER 30, 2001           0.96%          3.48%
             NOVEMBER 30, 2000           0.99%          5.21%
             NOVEMBER 30, 1999           0.95%          4.09%
             NOVEMBER 30, 1998           0.98%(3)       4.53%(3)
             NOVEMBER 30, 1997           0.98%(3)       4.51%(3)

GENERAL MUNICIPAL PORTFOLIO:
YEAR ENDED:  NOVEMBER 30, 2001           0.94%          2.07%
             NOVEMBER 30, 2000           0.97%          3.00%
             NOVEMBER 30, 1999           0.93%          2.26%
             NOVEMBER 30, 1998           0.92%          2.62%
             NOVEMBER 30, 1997           0.96%          2.70%

CALIFORNIA MUNICIPAL PORTFOLIO:
YEAR ENDED:  NOVEMBER 30, 2001           0.93%          1.66%
             NOVEMBER 30, 2000           0.94%          2.56%
             NOVEMBER 30, 1999           0.91%          2.03%
             NOVEMBER 30, 1998           0.95%          2.36%
             NOVEMBER 30, 1997           0.90%(4)       2.64%(4)

NEW YORK MUNICIPAL PORTFOLIO:
YEAR ENDED:  NOVEMBER 30, 2001           1.01%(5)       1.74%(5)
             NOVEMBER 30, 2000           1.01%(5)       2.89%(5)
             NOVEMBER 30, 1999           0.96%          2.11%
             NOVEMBER 30, 1998           0.98%          2.46%
             NOVEMBER 30, 1997           0.98%(5)       2.63%(5)

------------------------------------------
(1)  ASSUMES REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS.

(2) INCLUSIVE OF EXPENSES OFFSET BY EARNINGS CREDITS (SEE NOTE 1f IN NOTES TO FINANCIAL STATEMENTS).

(3) DURING THE FISCAL YEARS INDICATED ABOVE, THE INVESTMENT ADVISER WAIVED A PORTION OF ITS FEES. IF SUCH WAIVERS HAD NOT BEEN IN EFFECT, THE RATIOS OF EXPENSES TO AVERAGE NET ASSETS AND THE RATIOS OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 0.99% AND 4.52%, RESPECTIVELY, FOR THE YEAR ENDED NOVEMBER 30, 1998 AND 0.99% AND 4.50%, RESPECTIVELY, FOR THE YEAR ENDED NOVEMBER 30, 1997.

(4) DURING THE FISCAL YEAR ENDED NOVEMBER 30, 1997, THE INVESTMENT ADVISER WAIVED A PORTION OF ITS FEE. IF SUCH WAIVER HAD NOT BEEN IN EFFECT, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS AND THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 0.96% AND 2.58%, RESPECTIVELY.

(5) DURING THE FISCAL YEARS INDICATED ABOVE, THE INVESTMENT ADVISER WAIVED A PORTION OF ITS FEES. IF SUCH WAIVERS HAD NOT BEEN IN EFFECT, THE RATIOS OF EXPENSES TO AVERAGE NET ASSETS AND THE RATIOS OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 1.04% AND 1.70% RESPECTIVELY, FOR THE YEAR ENDED NOVEMBER 30, 2001, 1.03% AND 2.86%, RESPECTIVELY, FOR THE YEAR ENDED NOVEMBER 30, 2000, AND 0.99% AND 2.62%, RESPECTIVELY, FOR THE YEAR ENDED NOVEMBER 30, 1997.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of OCC Cash Reserves, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Primary Portfolio, Government Portfolio, General Municipal Portfolio, California Municipal Portfolio and New York Municipal Portfolio (constituting OCC Cash Reserves, Inc., hereafter referred to as the "Fund") at November 30, 2001, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
January 11, 2002

                           PART C -- OTHER INFORMATION

Item 23.          Financial Statements and Exhibits

FINANCIAL STATEMENTS:

                  Included in the Prospectus:
                           None
                  Included in Part B:
                           Fiscal Year ended November 30, 2001
                  Included in Part C:
                           None

EXHIBITS:

         (a)      Articles of Incorporation.*

         (b)      Bylaws of Registrant.*

         (c)      Not Applicable.

         (d)      (1) Investment Advisory Agreement.**

                  (2) Amendment to Investment Advisory Agreement, dated February 4, 2002, filed herewith.

         (e)      (1) Distributors Agreement.**


                  (2) Amendment to Distributors Agreement, dated February 4, 2002, filed herewith.

                  (3) Dealer Agreement.*

         (f)      Not Applicable.

         (g)      Custody Agreement.*

         (h)      Not Applicable.

         (i) Opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will when sold be legally issued, fully paid and non-assessable.*

         (j)      Consent of Independent Accountants, filed herewith.

         (k)      Not Applicable.

         (l)      Agreement relating to initial capital.*

         (m) (1) Distribution Assistance and Administrative Services Plan Pursuant to Rule 12b-1.**

                  (2) Amendment to Distribution Assistance and Administration Services Plan, dated February 4, 2002, filed herewith.

         (n)      Not Applicable.

         (p)      (1) OCC Cash Reserves, Inc. Code of Ethics.***

         (p)      (2) OpCap Advisors, OCC Distributors Code of Ethics.***

*                 Previously filed with Post-Effective Amendment No. 12.
**                Previously filed with Post-Effective Amendment No. 18.
***               Previously filed with Post-Effective Amendment No. 22.

Item 24.          Persons Controlled by or Under Common Control with Registrant



                  No person is presently controlled by or under common control with Registrant.



Item 25.          Indemnification

                  See Article Eight, Sections (6) and (7) of Registrant's Articles of Incorporation, Exhibit 1.

Item 26.          Business and Other Connections of Investment Adviser

                  See "Management of the Fund" in the Prospectus and "Investment Management and Other Services" in the Additional Statement of Information regarding the business of the investment adviser. Set forth below is information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of the investment adviser.

                  The information relating to Op Cap Advisors LLC is incorporated by reference to its Form ADV previously filed electronically on the IARD system.

Item 27.          Principal Underwriter

                  (a) OCC Distributors LLC acts as principal underwriter for the Registrant and OCC Accumulation Trust.

                  (b) Set forth below is certain information pertaining to the partners and officers of OCC Distributors LLC. The Principal Business Address of each is 1345 Avenue of the Americas, New York, NY, 10105:

                         Positions and Offices             Positions and Offices
Name                     with Underwriter                  with Registrant
--------------------     ------------------------------    ---------------------

Francis C. Poli          Chief Executive Officer
                         and Secretary                            None

John C. Maney            Chief Financial Officer                  None

Colleen Martin           Financial Principal                      None

Anne Marie Pitale        Vice President, Director
                         of Compliance                            None

David J. Ungar           Financial Principal                      None

Vinh T. Nguyen           Vice President and Controller            None

Stewart A. Smith         Vice President and
                         Assistant Secretary                      None

Michael B. Zuckerman     Vice President                         Secretary

                  (c) Not applicable.

Item 28.          Location of Required Records -- Rule 31a-1

                  State Street Bank and Trust Company
                  One Heritage Drive
                  North Quincy, MA   02171

                  Will maintain records required by Rule 31a-1(b)(1), (b)(2),
                  (b)(3), (b)(6), (b)(7) and (b)(8).

                  OpCap Advisors LLC
                  1345 Avenue of the Americas
                  New York, NY  10105-4800

                  Will maintain records required by Rule 31a-1(b)(4), (b)(9),
                  (b)(10) and (b)(11).

Item 29.          Management Services
                  Not Applicable.

Item 30.          Undertakings

                  (a) Registrant hereby undertakes to assist shareholder communication in accordance with the provisions of
                        Section 16 of the Investment Company Act of 1940 and to call a meeting of shareholders for the purpose of voting upon the question of removal of a Director or Directors when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares of common stock.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized in the City of New York, and State of New York on the 11th day of March, 2002.

                                             OCC CASH RESERVES, INC.

                                             /s/ STEPHEN J. TREADWAY
                                             ------------------------------
                                             Stephen J. Treadway, President
Attest:

/s/ BRIAN S. SHLISSEL
---------------------------------------------------------
Brian S. Shlissel, Executive Vice President and Treasurer

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated:

                             OCC CASH RESERVES, INC.

                                                          DATE

/s/ STEPHEN J. TREADWAY                                 3/11/2002
--------------------------------------------
Stephen J. Treadway, President and Chairman
of the Board

/s/ PAUL Y. CLINTON                                     3/11/2002
--------------------------------------------
Paul Y. Clinton, Director

/s/ THOMAS W. COURTNEY                                  3/11/2002
--------------------------------------------
Thomas W. Courtney, Director

/s/ LACY HERRMANN                                       3/11/2002
--------------------------------------------
Lacy Herrmann, Director

/s/ V. LEE BARNES                                       3/11/2002
--------------------------------------------
V. Lee Barnes, Director

/s/ THEODORE MASON                                      3/11/2002
--------------------------------------------
Theodore Mason, Director

/s/ BRIAN SHLISSEL                                      3/11/2002
--------------------------------------------
Brian S. Shlissel, Executive Vice President
And Treasurer